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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-02864

                               Pioneer Bond Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  June 30


Date of reporting period:  July 1, 2013 through June 30, 2014


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                        Pioneer Bond Fund

--------------------------------------------------------------------------------
                        Annual Report | June 30, 2014
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PIOBX
                        Class B     PBOBX
                        Class C     PCYBX
                        Class K     PBFKX
                        Class R     PBFRX
                        Class Y     PICYX
                        Class Z     PIBZX

                        [LOGO] PIONEER
                               Investments(R)
               visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              19

Schedule of Investments                                                      21

Financial Statements                                                         69

Notes to Financial Statements                                                80

Report of Independent Registered Public Accounting Firm                      92

Trustees, Officers and Service Providers                                     94

                                   Pioneer Bond Fund | Annual Report | 6/30/14 1

President's Letter

Dear Shareowner,

As we move past the midway point of 2014, U.S. economic growth is still expected to exceed 2% for the full calendar year, despite the fact that U.S. gross domestic product (GDP) for the first quarter was revised down to -2.9% in May. The markets, in fact, almost completely ignored that bad news, as more timely data -- especially labor market data -- pointed to continuing economic strength. By mid-year, the number of people filing initial unemployment claims and the number of job openings were at levels last seen during the boom years of 2005 through 2007, and unemployment was down to just over 6%. Barring an external shock, we think it's likely that the domestic economic expansion will continue. The Federal Reserve System (the Fed) is widely expected to end its stimulative QE (quantitative easing) program by the end of this year and to begin raising the Federal funds rate in 2015; two more signs that the U.S. economic recovery is on increasingly solid footing. The timing and pace of Fed's actions remain uncertain, however, as Fed Chair Janet Yellen has continually stressed that Fed policy will be sensitive to incoming economic data, and any signs of accelerating inflation could prompt an earlier increase in the Federal funds rate.

A modestly improving European economy and continuing economic improvement in Japan appear likely to result in improving global economic growth in the second half of 2014, further supporting the U.S. economy. Some slack remains in the labor markets and capacity utilization, which offers the potential for continuing non-inflationary growth.

While the U.S. economy appears robust and the global economy seems to be improving, there are still weaknesses and risks to the economic outlook. Risks of an adverse shock also remain. Military conflicts and political tensions are widespread, with particular concerns about recent developments in the Middle East that could prove disruptive to the global oil supply. While most of the widely recognized risks may already be "priced into" the market, we caution against complacency and believe investors should continue to expect market volatility.

2 Pioneer Bond Fund | Annual Report | 6/30/14

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury*
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

*   Mr. Kingsbury resigned effective August 8, 2014.

                                   Pioneer Bond Fund | Annual Report | 6/30/14 3

Portfolio Management Discussion | 6/30/14

Fixed-income investments turned in positive performance during the 12-month period ended June 30, 2014, especially during the second half of the period as market volatility declined, helping both the credit-sensitive and government sectors. In the following interview, Kenneth J. Taubes and Charles Melchreit review the factors that affected the performance of Pioneer Bond Fund during the 12-month period ended June 30, 2014. Mr. Taubes, Chief Investment Officer, U.S., and a portfolio manager at Pioneer Investments, is responsible for the daily management of the Fund, along with Charles Melchreit, a senior vice president and a portfolio manager at Pioneer.

Q   How did the Fund perform during the 12-month period ended June 30, 2014?

A Pioneer Bond Fund's Class A shares returned 6.19% at net asset value during the 12-month period ended June 30, 2014, while the Fund's benchmark, the Barclays Aggregate Bond Index (the Barclays Index), returned 4.37%. During the same period, the average return of the 51 mutual funds in Lipper's Corporate Debt A-rated Funds category was 6.50%, and the average return of the 1,057 mutual funds in Morningstar's Intermediate-Term Bond Funds category was 5.07%.

Q How would you describe the investment environment in the fixed-income markets during the 12-month period ended June 30, 2014?

A The overall environment for investing in the bond markets during the period was supportive. This was especially true during the second half of the 12-month period when yields of longer-maturity Treasuries declined, leading to healthy returns for government securities at the same time that credit-sensitive sectors rallied as investors grew more confident about the domestic economic outlook. Early in the 12-month period, Treasury rates had risen, eroding returns of all fixed-income asset classes as concerns arose about the effects of the potential removal from the economy of some of the Federal Reserve's (the Fed's) monetary stimulus. Those worries abated later in the period, however, as the Fed made it clear that it would keep short-term interest rates low and would only gradually taper its quantitative easing (QE) program of monthly bond purchases. Market volatility, which had unsettled investors early in the period, declined substantially as the period progressed, leading to healthy returns throughout the fixed-income markets, especially among the more credit-sensitive issues, which outperformed Treasuries.

4 Pioneer Bond Fund | Annual Report | 6/30/14

    As the period progressed, investors grew more confident that economies in the United States and Europe would continue to slowly improve, helped by accommodative monetary policies from central banks like the Fed and the European Central Bank (ECB). Although U.S. gross domestic product (GDP) growth for the first quarter was disappointing (-2.9%), investors focused on more encouraging economic indicators, including job growth, industrial production, and the recovering housing market. In addition, government fiscal policies - including spending cuts and tax hikes - that restrained growth during 2013 seemed less likely to drag on the economy in 2014. The capital markets also demonstrated their resiliency in the face of a succession of problems overseas, ranging from slowing economic growth in China, turmoil in the Middle East, and heightened tensions between Russia and the Ukraine.

    In the U.S, the Fed began tapering QE midway through the period by reducing its monthly bond purchases, and planned to complete the program by the end of 2014. At the same time, with little evidence of rising inflationary pressures, the Fed kept short-term interest rates at exceptionally low levels. In Europe, economies continued to improve slowly, led by growth in Germany and some gains in the peripheral European Union (E.U.) economies, where problems had been the most severe. The ECB maintained accommodative policies designed to keep European banks liquid and able to lend. In Asia, the new government in China appeared determined not to allow economic growth to slow by too much, while Japan continued to push forward with monetary and fiscal stimulus programs designed to encourage economic expansion and curb the nation's deflation problem. Emerging economies that are highly dependent on growth in China did feel pressure, but even the performance of emerging markets debt recovered during the period as many governments moved aggressively to control inflation.

    In that environment, riskier, credit-sensitive securities outperformed the overall fixed-income market, with high-yield and investment-grade corporate bonds producing solid returns. Bank loans, asset-backed debt and convertible securities also performed well. Meanwhile, after rising earlier in the period, longer-term Treasury yields declined over the final few months, leading to price appreciation for most longer-maturity Treasury and government securities, although Treasuries lagged the credit sectors in performance. The yield curve - which reflects the difference in yields of fixed-income securities with longer and shorter maturities - flattened somewhat as longer-maturity Treasury rates declined and shorter-maturity yields rose slightly. The rally in longer-maturity Treasuries towards the latter

                                   Pioneer Bond Fund | Annual Report | 6/30/14 5
    part of the period was somewhat of a surprise to the markets, but increased geopolitical risks and fears about inflation pressures encouraged investments in Treasuries, which are still considered by many as the safest investment haven during "risk-averse" periods. In addition, the yield advantage that 10-year Treasuries offered over sovereign-debt rates in other economies encouraged some speculation in Treasuries.

Q How did you position the Fund's portfolio during the 12-month period ended June 30, 2014?

A We maintained a consistent emphasis on the credit-sensitive sectors in the Fund's portfolio during the 12-month period, which helped to drive the Fund's outperformance of the benchmark Barclays Index. We maintained overweighted portfolio positions in credit-sensitive debt, with healthy exposures to investment-grade corporate bonds, non-agency mortgages and commercial mortgage-backed securities, asset-backed debt and bank loans. At the same time, we underweighted the Fund in Treasuries and government mortgages, although we added to existing positions in government agency mortgages as the period progressed when we began paring back the portfolio's credit-sensitive positions. We did become somewhat more cautious about higher valuations as the period wore on, and so we sold some credit-sensitive securities that might become more difficult to trade should market volatility increase.

    We raised the overall credit quality of the Fund's portfolio during the period as we reduced exposure to high-yield and investment-grade corporate bonds as well as bank loans. Nevertheless, at the end of the period, the Fund remained overweight in the credit-sensitive sectors and underweight in government mortgages.

    Throughout the 12-month period, we maintained a shorter-than-benchmark duration positioning in the portfolio. {Duration is measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates, expressed as a number of years.} The short duration position had a modest, negative effect on the Fund's benchmark-relative performance in the second half of the period when Treasuries rallied. Despite that development, we kept the portfolio's shorter-duration positioning intact, particularly as the flattening of the yield curve over the second half of the period increased the interest-rate risks of longer-duration portfolios.

    At the end of the 12-month period on
    June 30, 2014, the Fund's exposure to the credit-sensitive sectors was led by U.S. investment-grade corporate bonds, which also represented the largest overall portfolio allocation. Government agency mortgages and non-agency mortgage-backed debt, respectively, were the second- and third-largest allocations in the portfolio as of period end. The effective duration of the portfolio on June 30, 2014, was 4.06 years.

6 Pioneer Bond Fund | Annual Report | 6/30/14

Q Which of your investment strategies or individual investments had the biggest effect on the Fund's performance during the 12-month period end June 30, 2014, either from a positive or negative standpoint?

A As noted previously, the main driver of the Fund's outperformance relative to the Barclays Index during the period was the overweight in the credit-sensitive sectors, while the corresponding underweighting of Treasuries also helped. The Fund's exposure to some higher-coupon Fannie Mae mortgages was another positive performance contributor, as those securities gained in value when interest rates declined over the second half of the period and mortgage prepayments remained low. In addition, the Fund's investments in securities issued by financial companies helped, as did investments in municipal bonds and convertible bonds. Two notable outperformers in the portfolio during the 12-month period were securities issued by private equity companies KKR and the Carlyle Group.

    A noteworthy factor detracting from the Fund's benchmark-relative performance during the period was the portfolio's more than 4.5% allocation to cash on June 30, 2014. Also holding back results somewhat were the portfolio's investments in some lower-coupon government agency mortgages and a security issued by investment bank Goldman Sachs. As noted previously, the portfolio's shorter-than-benchmark duration positioning also held back the Fund's results when Treasury yields rallied later in the period. The negative effects of the Fund's short-duration positioning were partially offset by good positioning on the yield curve; specifically, the Fund's exposures to 30-year and 10-year bonds.

Q Did you invest the Fund in derivative securities during the 12-month period ended June 30, 2014?

A We did invest in Treasury futures to manage the portfolio's interest-rate sensitivity and yield-curve positioning. Because the futures were part of our strategy to maintain a lower-than-benchmark duration position, they tended to hold back the Fund's results when interest rates declined during the second half of the period.

Q What is your investment outlook and how have you positioned the Fund's portfolio in accordance with that outlook?

A We believe the fundamental strengths in the credit sectors remain solid, given the prospect of continuing economic growth and the general health of corporate balance sheets.

    We are generally positive about the investment outlook. We anticipate that the Fed will continue to gradually lessen its accommodative monetary policy as the economy grows, and we think credit-sensitive securities have the potential to continue to perform well. At the same time, we do not anticipate robust performance from any particular fixed-income asset class,

                                   Pioneer Bond Fund | Annual Report | 6/30/14 7
    as the gradual increase of short-term Treasury yields to normal levels and the resulting increase in market interest rates should have a modest negative effect on most bond prices.

    As noted previously, we have maintained an overweight to credit in the Fund, even though we have reduced exposure in light of the higher valuations of some corporate debt; and we have increased the portfolio's investments in government agency mortgages, which have less credit risk. Despite the increased allocation, government mortgages remained an underweight relative to the Barclays Index at period end. In light of the flattening of the yield curve (reflecting the narrowing differences between yields of shorter and longer-maturity securities), we have reduced the Fund's duration by reducing exposures to the 10-year and 30-year parts of the curve.

    Given the possibility of increases in short-term interest rates, we see some value in floating-rate debt and have retained the portfolio's allocations to bank loans and event-linked (catastrophe) bonds.

    As we have modestly reduced exposure to the credit sectors, we have improved the overall credit quality of the portfolio's assets.

8 Pioneer Bond Fund | Annual Report | 6/30/14

Please refer to the Schedule of Investments on pages 21-68 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. Government-sponsored entities (i.e., Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

                                   Pioneer Bond Fund | Annual Report | 6/30/14 9

Portfolio Summary | 6/30/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                34.5%
U.S. Government Securities                                          25.1%
Collateralized Mortgage Obligations                                 18.0%
Asset Backed Securities                                              6.7%
Municipal Bonds                                                      4.3%
Senior Secured Loans                                                 4.1%
Temporary Cash Investments                                           3.9%
U.S. Preferred Stocks                                                2.6%
Convertible Corporate Bonds                                          0.4%
Convertible Preferred Stocks                                         0.4%
International Corporate Bonds                                        0.0%+
Warrants                                                             0.0%+
International Preferred Stocks                                       0.0%+

+ Amount rounds to less than 0.1%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                 33.9%
AA                                                                   5.5%
A                                                                   15.7%
BBB                                                                 27.0%
BB                                                                   8.4%
B                                                                    3.8%
CCC                                                                  0.4%
Not Rated                                                            1.6%
Cash Equivalent                                                      3.7%

Due to rounding, figures may not total 100%. Credit rating breakdown reflects the average of available ratings across Moody's, Standard & Poor's (S&P) and Fitch. Bond ratings are ordered highest to lowest in portfolio. Based on S&P's measures, AAA (highest possible rating) through BBB are considered investment grade. BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1.   Fannie Mae, 30YR Pool 5.0%, TBA                                      1.99%
--------------------------------------------------------------------------------
 2.   Fannie Mae, 3.0%, 8/1/42                                             1.35
--------------------------------------------------------------------------------
 3.   Fannie Mae, 3.5%, 2/1/44                                             1.11
--------------------------------------------------------------------------------
 4.   Fannie Mae, 30YR Pool, 4.5%, TBA                                     0.97
--------------------------------------------------------------------------------
 5.   Government National Mortgage Association I, 4.0%, 7/21/14            0.96
--------------------------------------------------------------------------------
 6.   Fannie Mae, 4.0%, 2/1/42                                             0.82
--------------------------------------------------------------------------------
 7.   Fannie Mae, 4.5%, 1/1/42                                             0.80
--------------------------------------------------------------------------------
 8.   U.S. Treasury Bonds, 4.5%, 8/15/39                                   0.66
--------------------------------------------------------------------------------
 9.   Fannie Mae, 4.5%, 1/1/42                                             0.62
--------------------------------------------------------------------------------
10.   JP Morgan Mortgage Trust 2014-2, Floating Rate Note, 6/25/29 (144A)  0.61
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Bond Fund | Annual Report | 6/30/14

Prices and Distributions | 6/30/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                         6/30/14                       6/30/13
--------------------------------------------------------------------------------
           A                            $9.88                         $9.67
--------------------------------------------------------------------------------
           B                            $9.82                         $9.61
--------------------------------------------------------------------------------
           C                            $9.77                         $9.57
--------------------------------------------------------------------------------
           K                            $9.87                         $9.67
--------------------------------------------------------------------------------
           R                            $9.97                         $9.76
--------------------------------------------------------------------------------
           Y                            $9.79                         $9.58
--------------------------------------------------------------------------------
           Z                            $9.90                         $9.70
--------------------------------------------------------------------------------

Distributions per Share: 7/1/13-6/30/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Net Investment         Short-Term         Long-Term
         Class           Income            Capital Gains      Capital Gains
--------------------------------------------------------------------------------
          A             $0.3755                 $   --           $   --
--------------------------------------------------------------------------------
          B             $0.2723                 $   --           $   --
--------------------------------------------------------------------------------
          C             $0.2880                 $   --           $   --
--------------------------------------------------------------------------------
          K             $0.4014                 $   --           $   --
--------------------------------------------------------------------------------
          R             $0.3394                 $   --           $   --
--------------------------------------------------------------------------------
          Y             $0.3900                 $   --           $   --
--------------------------------------------------------------------------------
          Z             $0.3959                 $   --           $   --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Barclays Aggregate Bond Index is an unmanaged measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-18.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 11

Performance Update | 6/30/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Bond Fund at public offering price during the periods shown, compared to that of the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2014)
--------------------------------------------------------------------------------
               Net       Public     Barclays
               Asset     Offering   Aggregate
               Value     Price      Bond
Period         (NAV)     (POP)      Index
--------------------------------------------------------------------------------
10 Years       5.74%     5.26%      4.93%
5 Years        7.35      6.36       4.85
1 Year         6.19      1.37       4.37
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2013)
--------------------------------------------------------------------------------
               Gross     Net
--------------------------------------------------------------------------------
               1.01%     0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Bond Fund     Barclays Aggregate Bond Index
6/30/2004                 $    9,550            $   10,000
6/30/2005                 $   10,283            $   10,680
6/30/2006                 $   10,155            $   10,594
6/30/2007                 $   10,694            $   11,243
6/30/2008                 $   11,404            $   12,043
6/30/2009                 $   11,706            $   12,772
6/30/2010                 $   13,428            $   13,985
6/30/2011                 $   14,378            $   14,530
6/30/2012                 $   15,228            $   15,616
6/30/2013                 $   15,716            $   15,509
6/30/2014                 $   16,690            $   16,187

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2015, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Bond Fund | Annual Report | 6/30/14

Performance Update | 6/30/14                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Bond Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2014)
--------------------------------------------------------------------------------
                                  Barclays
                                  Aggregate
              If       If         Bond
Period        Held     Redeemed   Index
--------------------------------------------------------------------------------
10 Years      4.70%    4.70%      4.93%
5 Years       6.24     6.24       4.85
1 Year        5.11     1.11       4.37
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2013)
--------------------------------------------------------------------------------
              Gross    Net
--------------------------------------------------------------------------------
              2.05%    1.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Bond Fund     Barclays Aggregate Bond Index
6/30/2004                 $    10,000           $    10,000
6/30/2005                 $    10,672           $    10,680
6/30/2006                 $    10,443           $    10,594
6/30/2007                 $    10,888           $    11,243
6/30/2008                 $    11,508           $    12,043
6/30/2009                 $    11,695           $    12,772
6/30/2010                 $    13,270           $    13,985
6/30/2011                 $    14,065           $    14,530
6/30/2012                 $    14,742           $    15,616
6/30/2013                 $    15,059           $    15,509
6/30/2014                 $    15,828           $    16,187

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. Please see the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2015, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 13

Performance Update | 6/30/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Bond Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2014)
--------------------------------------------------------------------------------
                                  Barclays
                                  Aggregate
              If       If         Bond
Period        Held     Redeemed   Index
--------------------------------------------------------------------------------
10 Years      4.80%    4.80%      4.93%
5 Years       6.40     6.40       4.85
1 Year        5.20     5.20       4.37
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2013)
--------------------------------------------------------------------------------
              Gross
--------------------------------------------------------------------------------
              1.72%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Bond Fund     Barclays Aggregate Bond Index
6/30/2004                 $    10,000           $    10,000
6/30/2005                 $    10,668           $    10,680
6/30/2006                 $    10,446           $    10,594
6/30/2007                 $    10,904           $    11,243
6/30/2008                 $    11,536           $    12,043
6/30/2009                 $    11,723           $    12,772
6/30/2010                 $    13,321           $    13,985
6/30/2011                 $    14,128           $    14,530
6/30/2012                 $    14,852           $    15,616
6/30/2013                 $    15,198           $    15,509
6/30/2014                 $    15,988           $    16,187

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Bond Fund | Annual Report | 6/30/14

Performance Update | 6/30/14                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Bond Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2014)
--------------------------------------------------------------------------------
                                  Barclays
                                  Aggregate
              If       If         Bond
Period        Held     Redeemed   Index
--------------------------------------------------------------------------------
10 Years      5.77%    5.77%      4.93%
5 Years       7.42     7.42       4.85
1 Year        6.37     6.37       4.37
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2013)
--------------------------------------------------------------------------------
              Gross
--------------------------------------------------------------------------------
              0.57%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Bond Fund     Barclays Aggregate Bond Index
6/30/2004                 $    10,000           $    10,000
6/30/2005                 $    10,765           $    10,680
6/30/2006                 $    10,631           $    10,594
6/30/2007                 $    11,195           $    11,243
6/30/2008                 $    11,938           $    12,043
6/30/2009                 $    12,254           $    12,772
6/30/2010                 $    14,057           $    13,985
6/30/2011                 $    15,052           $    14,530
6/30/2012                 $    15,941           $    15,616
6/30/2013                 $    16,480           $    15,509
6/30/2014                 $    17,530           $    16,187

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 15

Performance Update | 6/30/14                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Bond Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2014)
--------------------------------------------------------------------------------
                                  Barclays
                                  Aggregate
              If       If         Bond
Period        Held     Redeemed   Index
--------------------------------------------------------------------------------
10 Years      5.37%    5.37%      4.93%
5 Years       6.93     6.93       4.85
1 Year        5.75     5.75       4.37
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2013)
--------------------------------------------------------------------------------
              Gross    Net
--------------------------------------------------------------------------------
              1.35%    1.25%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Bond Fund     Barclays Aggregate Bond Index
6/30/2004                 $      10,000         $      10,000
6/30/2005                 $      10,727         $      10,680
6/30/2006                 $      10,574         $      10,594
6/30/2007                 $      11,107         $      11,243
6/30/2008                 $      11,790         $      12,043
6/30/2009                 $      12,067         $      12,772
6/30/2010                 $      13,778         $      13,985
6/30/2011                 $      14,697         $      14,530
6/30/2012                 $      15,517         $      15,616
6/30/2013                 $      15,952         $      15,509
6/30/2014                 $      16,868         $      16,187

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2015, for Class R shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Bond Fund | Annual Report | 6/30/14

Performance Update | 6/30/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Bond Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2014)
--------------------------------------------------------------------------------
                                 Barclays
                                 Aggregate
              If       If        Bond
Period        Held     Redeemed  Index
--------------------------------------------------------------------------------
10 Years      6.04%    6.04%     4.93%
5 Years       7.60     7.60      4.85
1 Year        6.41     6.41      4.37
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2013)
--------------------------------------------------------------------------------
              Gross
--------------------------------------------------------------------------------
              0.66%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                          Pioneer Bond Fund     Barclays Aggregate Bond Index
6/30/2004                 $      5,000,000      $      5,000,000
6/30/2005                 $      5,403,376      $      5,340,077
6/30/2006                 $      5,361,447      $      5,297,067
6/30/2007                 $      5,664,518      $      5,621,284
6/30/2008                 $      6,056,149      $      6,021,696
6/30/2009                 $      6,234,801      $      6,385,821
6/30/2010                 $      7,173,731      $      6,992,365
6/30/2011                 $      7,693,870      $      7,265,168
6/30/2012                 $      8,176,485      $      7,808,145
6/30/2013                 $      8,449,298      $      7,754,446
6/30/2014                 $      8,991,086      $      8,093,575

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 17

Performance Update | 6/30/14                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer Bond Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2014)
--------------------------------------------------------------------------------
                                 Barclays
                                 Aggregate
              If      If         Bond
Period        Held    Redeemed   Index
--------------------------------------------------------------------------------
10 Years      5.94%   5.94%      4.93%
5 Years       7.52    7.52       4.85
1 Year        6.29    6.29       4.37
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2013)
--------------------------------------------------------------------------------
              Gross   Net
--------------------------------------------------------------------------------
              0.87%   0.65%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Bond Fund     Barclays Aggregate Bond Index
6/30/2004                 $      10,000         $      10,000
6/30/2005                 $      10,765         $      10,680
6/30/2006                 $      10,631         $      10,594
6/30/2007                 $      11,195         $      11,243
6/30/2008                 $      11,979         $      12,043
6/30/2009                 $      12,389         $      12,772
6/30/2010                 $      14,207         $      13,985
6/30/2011                 $      15,244         $      14,530
6/30/2012                 $      16,193         $      15,616
6/30/2013                 $      16,746         $      15,509
6/30/2014                 $      17,799         $      16,187

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Z shares on July 6, 2007, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on July 6, 2007 would have been higher than that shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2015, for Class Z shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

18 Pioneer Bond Fund | Annual Report | 6/30/14

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on actual returns from January 1, 2014 through June 30, 2014.

-----------------------------------------------------------------------------------------------------------------
Share Class            A             B              C            K              R             Y           Z
-----------------------------------------------------------------------------------------------------------------
Beginning           $1,000.00     $1,000.00     $1,000.00     $1,000.00     $1,000.00     $1,000.00    $1,000.00
Account Value
on 1/1/14
-----------------------------------------------------------------------------------------------------------------
Ending Account      $1,061.90     $1,051.10     $1,052.00     $1,063.70     $1,057.50     $1,064.10    $1,062.90
Value (after
expenses) on
6/30/14
-----------------------------------------------------------------------------------------------------------------
Expenses Paid       $    4.31     $    9.62     $    8.76     $    2.84     $    6.34     $    3.35    $    3.30
During Period*
-----------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.85%, 1.90%, 1.73%, 0.56%, 1.25%, 0.66%, and 0.65% for Class A, Class B,
    Class C, Class K, Class R, Class Y, and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                  Pioneer Bond Fund | Annual Report | 6/30/14 19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2014 through June 30, 2014.

--------------------------------------------------------------------------------------------------------------------
Share Class                A             B             C             K             R             Y            Z
--------------------------------------------------------------------------------------------------------------------
Beginning              $1,000.00     $1,000.00     $1,000.00     $1,000.00     $1,000.00     $1,000.00    $1,000.00
Account Value
on 1/1/14
--------------------------------------------------------------------------------------------------------------------
Ending Account         $1,020.58     $1,015.37     $1,016.22     $1,022.02     $1,018.60     $1,021.52    $1,021.57
Value (after
expenses) on
6/30/14
--------------------------------------------------------------------------------------------------------------------
Expenses Paid          $    4.26     $    9.49     $    8.65     $    2.81     $    6.26     $    3.31    $    3.26
During Period*
--------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.85%, 1.90%, 1.73%, 0.56%, 1.25%, 0.66%, and 0.65% for Class A, Class B, Class C,
    Class K, Class R, Class Y, and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

20 Pioneer Bond Fund | Annual Report | 6/30/14

Schedule of Investments | 6/30/14

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            CONVERTIBLE CORPORATE
                                            BOND -- 0.3%
                                            SEMICONDUCTORS &
                                            SEMICONDUCTOR EQUIPMENT -- 0.3%
                                            Semiconductors -- 0.3%
   4,725,000                        A-/NR   Intel Corp., 2.95%, 12/15/35              $    5,873,766
----------------------------------------------------------------------------------------------------
                                            TOTAL CONVERTIBLE CORPORATE BOND
                                            (Cost $4,777,007)                         $    5,873,766
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Shares
----------------------------------------------------------------------------------------------------
                                            PREFERRED STOCKS -- 2.5%
                                            BANKS -- 0.8%
                                            Diversified Banks -- 0.5%
      64,000           6.50       A-/Baa1   US Bancorp, Floating Rate
                                            Note (Perpetual)                          $    1,808,640
     235,000           6.00       A-/Baa1   US Bancorp, Floating Rate
                                            Note (Perpetual)                               6,441,350
                                                                                      --------------
                                                                                      $    8,249,990
----------------------------------------------------------------------------------------------------
                                            Regional Banks -- 0.3%
      85,000                     BBB/Baa2   BB&T Corp., 5.625% (Perpetual)            $    2,017,900
      28,000          6.25          A-/NR   CoBank ACB, Floating Rate Note
                                            (Perpetual) (144A)                             2,914,626
      43,050          6.62       BBB-/Ba1   Fifth Third Bancorp, Floating Rate
                                            Note (Perpetual)                               1,152,879
                                                                                      --------------
                                                                                      $    6,085,405
                                                                                      --------------
                                            Total Banks                               $   14,335,395
----------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 0.9%
                                            Other Diversified
                                            Financial Services -- 0.5%
     116,000          7.88        BB+/Ba2   Citigroup Capital XIII, Floating Rate
                                            Note, 10/30/40                            $    3,213,200
     197,000          7.12         BB+/B1   Citigroup, Inc., Floating Rate
                                            Note (Perpetual)                               5,446,853
                                                                                      --------------
                                                                                      $    8,660,053
----------------------------------------------------------------------------------------------------
                                            Specialized Finance -- 0.3%
     167,900          5.75      BBB-/Baa1   SCE Trust III, Floating Rate
                                            Note (Perpetual)                          $    4,432,560
----------------------------------------------------------------------------------------------------
                                            Asset Management &
                                            Custody Banks -- 0.1%
      54,200          5.90      BBB+/Baa2   State Street Corp., Floating Rate
                                            Note, 12/31/73                            $    1,420,040
                                                                                      --------------
                                            Total Diversified Financials              $   14,512,653
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 21

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
               Rate (b)      Ratings
Shares         (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            INSURANCE -- 0.6%
                                            Life & Health Insurance -- 0.2%
     153,800          7.38        BBB-/NR   Delphi Financial Group, Inc., Floating
                                            Rate Note, 5/15/37                        $    3,782,526
----------------------------------------------------------------------------------------------------
                                            Property & Casualty Insurance -- 0.3%
      50,000          5.95       BBB-/Ba1   Aspen Insurance Holdings, Ltd.,
                                            Floating Rate Note (Perpetual)            $    1,245,000
     147,475          5.10       BBB/Baa1   The Allstate Corp., Floating Rate
                                            Note, 1/15/53                                  3,706,047
                                                                                      --------------
                                                                                      $    4,951,047
----------------------------------------------------------------------------------------------------
                                            Reinsurance -- 0.1%
     420,899          0.00          NR/NR   Altair Re, Floating Rate Note,
                                            4/30/16 (Cat Bond)                        $      528,102
   1,500,000          0.00          NR/NR   Altair Re, Floating Rate Note,
                                            6/30/16 (Cat Bond)                             1,552,950
                                                                                      --------------
                                                                                      $    2,081,052
                                                                                      --------------
                                            Total Insurance                           $   10,814,625
----------------------------------------------------------------------------------------------------
                                            UTILITIES -- 0.2%
                                            Electric Utilities -- 0.2%
     164,000                      BB+/Ba1   PPL Capital Funding, Inc.,
                                            5.9%, 4/30/73                             $    4,022,920
                                                                                      --------------
                                            Total Utilities                           $    4,022,920
----------------------------------------------------------------------------------------------------
                                            TOTAL PREFERRED STOCKS
                                            (Cost $42,030,874)                        $   43,685,593
----------------------------------------------------------------------------------------------------
                                            CONVERTIBLE PREFERRED
                                            STOCK -- 0.4%
                                            BANKS -- 0.4%
                                            Diversified Banks -- 0.4%
       5,610                    BBB+/Baa3   Wells Fargo & Co., 7.5% (Perpetual)       $    6,810,540
----------------------------------------------------------------------------------------------------
                                            TOTAL CONVERTIBLE
                                            PREFERRED STOCK
                                            (Cost $5,839,986)                         $    6,810,540
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Principal
Amount ($)
----------------------------------------------------------------------------------------------------
                                            ASSET BACKED
                                            SECURITIES -- 6.6%
                                            CONSUMER SERVICES -- 0.2%
                                            Hotels, Resorts
                                            & Cruise Lines -- 0.2%
   1,007,221                         A/NR   Westgate Resorts 2012-2 LLC, 3.0%,
                                            1/20/25 (144A)                            $    1,014,473
   1,316,718                        NR/NR   Westgate Resorts 2012-A LLC, 2.25%,
                                            8/20/25 (144A)                                 1,318,430

The accompanying notes are an integral part of these financial statements.

22 Pioneer Bond Fund | Annual Report | 6/30/14

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Hotels, Resorts
                                            & Cruise Lines -- (continued)
   1,333,177                        NR/NR   Westgate Resorts 2012-A LLC, 3.75%,
                                            8/20/25 (144A)                            $    1,350,532
     287,425                         A/NR   Westgate Resorts LLC, 2.5%,
                                            3/20/25 (144A)                                   288,776
                                                                                      --------------
                                                                                      $    3,972,211
                                                                                      --------------
                                            Total Consumer Services                   $    3,972,211
----------------------------------------------------------------------------------------------------
                                            FOOD & STAPLES RETAILING -- 0.2%
                                            Food Retail -- 0.2%
   3,850,425                      BBB-/NR   CKE Restaurant Holdings, Inc.,
                                            4.474%, 3/20/43 (144A)                    $    3,954,829
                                                                                      --------------
                                            Total Food & Staples Retailing            $    3,954,829
----------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT
                                            & SERVICES -- 0.1%
                                            Health Care Distributors -- 0.1%
     750,000          3.08         BBB/NR   Drug Royalty II LP 2, Floating Rate
                                            Note, 7/15/23 (144A)                      $      751,875
                                                                                      --------------
                                            Total Health Care
                                            Equipment & Services                      $      751,875
----------------------------------------------------------------------------------------------------
                                            BANKS -- 4.4%
                                            Thrifts & Mortgage Finance -- 4.4%
     477,901          6.50       BB+/Baa2   ACE Securities Corp., Manufactured
                                            Housing Trust Series 2003-MH1,
                                            Floating Rate Note, 8/15/30 (144A)        $      478,201
   1,172,150          6.50        BBB+/A2   ACE Securities Corp., Manufactured
                                            Housing Trust Series 2003-MH1,
                                            Floating Rate Note, 8/15/30 (144A)             1,217,276
   1,507,004          0.42       BB+/Baa3   Aegis Asset Backed Securities Trust
                                            2005-5, Floating Rate Note, 12/25/35           1,421,186
     400,000          0.65        A+/Baa1   Bayview Financial Mortgage
                                            Pass-Through Trust 2005-C, Floating
                                            Rate Note, 6/28/44                               385,176
   1,462,628                      AAA/Aaa   Bayview Financial Mortgage
                                            Pass-Through Trust 2006-A, 5.865%,
                                            2/28/41 (Step)                                 1,504,974
   1,486,142          0.60         AA/Aa2   Bayview Financial Mortgage
                                            Pass-Through Trust Series 2005-B,
                                            Floating Rate Note, 4/28/39                    1,462,456
     394,270                        NR/A1   BCMSC Trust 1998-A, 6.65%, 4/15/28               398,056
     248,137                         A/NR   Beacon Container Finance LLC,
                                            3.72%, 9/20/27 (144A)                            253,345
   2,032,518          0.65         A+/Ba1   Bear Stearns Asset Backed
                                            Securities I Trust 2005-FR1, Floating
                                            Rate Note, 6/25/35                             1,993,569

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 23

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage
                                            Finance -- (continued)
   1,186,828          0.64          A+/NR   Bear Stearns Asset Backed Securities
                                            Trust 2006-SD2, Floating Rate
                                            Note, 6/25/36                             $    1,164,917
     227,143          0.89        AA/Baa3   Carrington Mortgage Loan Trust
                                            Series 2005-NC1, Floating Rate
                                            Note, 2/25/35                                    226,884
     116,322          0.55         AA+/A1   Carrington Mortgage Loan Trust
                                            Series 2005-NC4, Floating Rate
                                            Note, 9/25/35                                    114,826
     400,000          1.35          NR/A2   Chesapeake Funding LLC, Floating
                                            Rate Note, 3/4/26                                400,000
     400,000          1.30         NR/Aa2   Chesapeake Funding LLC, Floating
                                            Rate Note, 5/7/24 (144A)                         403,056
   1,989,023                      BB-/Ba2   Citicorp Residential Mortgage
                                            Trust Series 2006-1, 5.939%,
                                            7/25/36 (Step)                                 2,072,562
     318,208                        B+/B2   Citicorp Residential Mortgage
                                            Trust Series 2006-2, 5.775%,
                                            9/25/36 (Step)                                   334,907
   2,119,177                        B-/B1   Citicorp Residential Mortgage
                                            Trust Series 2006-3, 5.703%,
                                            11/25/36 (Step)                                2,225,793
   1,337,905                        B-/B2   Citicorp Residential Mortgage
                                            Trust Series 2007-1, 5.892%,
                                            3/25/37 (Step)                                 1,407,288
      81,525          0.42         AA+/A1   Citigroup Mortgage Loan Trust
                                            2006-HE1, Floating Rate
                                            Note, 1/25/36                                     81,271
     892,044          4.00          AA/NR   Citigroup Mortgage Loan Trust
                                            2014-A, Floating Rate Note,
                                            1/1/35 (144A)                                    928,658
     971,453          1.20       BBB-/Ba1   Countrywide Asset-Backed Certificates,
                                            Floating Rate Note, 12/25/34                     965,204
   1,935,480          5.07        BB+/Ba2   Countrywide Asset-Backed Certificates,
                                            Floating Rate Note, 2/25/36                    1,972,196
     700,000                       NR/Ba2   Credit-Based Asset Servicing and
                                            Securitization LLC, 5.6472%,
                                            10/25/36 (Step) (144A)                           683,536
   1,526,250                         A/NR   Cronos Containers Program, Ltd.,
                                            3.81%, 9/18/27 (144A)                          1,533,901
      63,788          1.23         AAA/NR   First Franklin Mortgage Loan Trust
                                            2004-FF10, Floating Rate
                                            Note, 9/25/34                                     63,692
     464,835                       AAA/NR   First Investors Auto Owner Trust
                                            2012-2, 1.47%, 5/15/18 (144A)                    466,870
   2,079,856          0.55        AA+/Aa2   First NLC Trust 2005-2, Floating Rate
                                            Note, 9/25/35                                  2,064,457

The accompanying notes are an integral part of these financial statements.

24 Pioneer Bond Fund | Annual Report | 6/30/14

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage
                                            Finance -- (continued)
   1,434,803                        NR/NR   GMAT 2013-1 Trust, 3.9669%,
                                            8/25/53 (Step)                            $    1,437,505
     851,740          0.40          B+/B3   GSAA Home Equity Trust 2005-11,
                                            Floating Rate Note, 10/25/35                     847,825
     595,875          0.90        AA+/Ba1   GSAMP Trust 2005-HE1, Floating
                                            Rate Note, 12/25/34                              582,393
   1,561,584          1.50      BBB+/Baa3   GSRPM Mortgage Loan Trust 2003-2,
                                            Floating Rate Note, 6/25/33                    1,498,042
     968,273          0.45        A+/Baa1   GSRPM Mortgage Loan Trust 2006-2,
                                            Floating Rate Note, 9/25/36 (144A)               913,308
   1,620,000                        AA/NR   HLSS Servicer Advance Receivables
                                            Trust, 1.7436%, 1/16/46 (144A)                 1,616,274
     224,000                         A/NR   HLSS Servicer Advance Receivables
                                            Trust, 3.96%, 10/15/45 (144A)                    228,032
     424,845          0.53          A+/A2   Home Equity Asset Trust 2005-7,
                                            Floating Rate Note, 1/25/36                      410,642
   2,185,612                        NR/A2   Horizon Funding Trust 2013-1, 3.0%,
                                            5/15/18 (144A)                                 2,191,076
   1,444,152          1.35         A+/Aa2   HSBC Home Equity Loan Trust USA
                                            2007-3, Floating Rate Note, 11/20/36           1,445,376
   1,269,288                       BBB/NR   Icon Brands Holdings LLC, 4.229%,
                                            1/25/43 (144A)                                 1,281,180
     730,047                      NR/Baa1   Irwin Home Equity Loan Trust 2005-1,
                                            5.32%, 6/25/35 (Step)                            716,159
     381,350          0.85         AA+/A2   Irwin Whole Loan Home Equity Trust
                                            2005-C, Floating Rate Note, 3/25/25              370,337
   1,326,000                       NR/Aaa   Leaf Receivables Funding 8 LLC,
                                            1.55%, 11/15/17 (144A)                         1,333,890
   2,203,000                       NR/Aaa   Leaf Receivables Funding 8 LLC,
                                            1.92%, 9/15/20 (144A)                          2,212,275
     365,672                    BBB+/Baa1   Lehman ABS Manufactured Housing
                                            Contract Trust 2001-B,
                                            5.873%, 4/15/40                                  385,515
   1,862,749          0.40         A+/Aa1   Lehman Brothers Small Balance
                                            Commercial, Floating Rate Note,
                                            2/25/30 (144A)                                 1,653,961
   1,182,900          2.40          A+/A3   Madison Avenue Manufactured
                                            Housing Contract Trust 2002-A,
                                            Floating Rate Note, 3/25/32                    1,182,196
     386,807          0.30          B-/B3   Nationstar Home Equity Loan Trust
                                            2007-A, Floating Rate Note, 3/25/37              367,087
     908,073          0.85        AAA/Aaa   New Century Home Equity Loan Trust
                                            2005-1, Floating Rate Note, 3/25/35              907,561
   1,900,000          3.75         AAA/NR   New Residential Mortgage Loan Trust
                                            2014-1, Floating Rate Note,
                                            1/25/54 (144A)                                 1,965,789

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 25

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage
                                            Finance -- (continued)
     608,424          5.91          AA/A3   Origen Manufactured Housing
                                            Contract Trust 2004-A, Floating Rate
                                            Note, 1/15/35                             $      644,710
     424,412          5.46        AAA/Aa3   Origen Manufactured Housing
                                            Contract Trust 2004-B, Floating Rate
                                            Note, 11/15/35                                   436,679
     103,571                        NR/A2   Oxford Finance Funding Trust 2012-1,
                                            3.9%, 3/15/17 (144A)                             104,218
     526,376          0.85        AAA/Aaa   PFS Financing Corp., Floating Rate
                                            Note, 10/17/16 (144A)                            526,631
     775,712          1.65           A/NR   PFS Financing Corp., Floating Rate
                                            Note, 10/17/16 (144A)                            776,608
   1,500,000                        NR/NR   Progreso Receivables Funding I LLC,
                                            4.0%, 7/9/18 (144A)                            1,505,625
   1,163,424          0.40         B/Baa2   RAAC Series 2006-RP2 Trust, Floating
                                            Rate Note, 2/25/37 (144A)                      1,129,487
     953,717          2.63         A+/Ba2   SASCO Mortgage Pass-Through
                                            Certificates Series 2004-S4, Floating
                                            Rate Note, 12/25/34                              953,042
     633,359                       AAA/NR   SNAAC Auto Receivables Trust
                                            2013-1, 1.14%, 7/16/18 (144A)                    634,058
     705,164                       AAA/NR   SNAAC Auto Receivables Trust, 3.11%,
                                            6/15/17 (144A)                                   707,548
     267,979                        A+/NR   Spirit Master Funding LLC, 5.74%,
                                            3/20/42 (144A)                                   295,782
   2,800,000                         A/NR   Springleaf Funding Trust 2013-A,
                                            2.58%, 9/15/21 (144A)                          2,820,518
   1,200,000                         A/NR   Springleaf Funding Trust 2014-A,
                                            2.41%, 12/25/22 (144A)                         1,202,118
     294,179                        A+/NR   STORE Master Funding LLC, 4.16%,
                                            3/20/43 (144A)                                   299,521
   2,042,044                        A+/NR   STORE Master Funding LLC, 5.77%,
                                            8/20/42 (144A)                                 2,212,207
   1,498,466          0.35        CCC/Ba3   Structured Asset Investment Loan
                                            Trust 2006-1, Floating Rate
                                            Note, 1/25/36                                  1,452,845
   2,642,984          0.37        B-/Baa3   Structured Asset Securities Corp.,
                                            Mortgage Loan Trust 2006-GEL4,
                                            Floating Rate Note, 10/25/36 (144A)            2,562,392
     231,652                      A+/Baa2   Structured Asset Securities Corp.,
                                            4.77%, 10/25/34 (Step)                           240,901
     702,068                        A+/NR   SVO 2012-A VOI Mortgage LLC, 2.0%,
                                            9/20/29 (144A)                                   704,518
     771,441          1.09         AA+/A1   Terwin Mortgage Trust Series TMTS
                                            2003-8HE, Floating Rate
                                            Note, 12/25/34                                   748,592

The accompanying notes are an integral part of these financial statements.

26 Pioneer Bond Fund | Annual Report | 6/30/14

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage
                                            Finance -- (continued)
   2,830,743                        AA/A2   Terwin Mortgage Trust Series TMTS
                                            2005-16HE, 4.60715%,
                                            9/25/36 (Step)                            $    2,950,294
   3,134,000          2.55        AAA/Aaa   Trafigura Securitisation Finance Plc,
                                            Floating Rate Note, 10/15/15 (144A)            3,166,731
                                                                                      --------------
                                                                                      $   75,845,705
                                                                                      --------------
                                            Total Banks                               $   75,845,705
----------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 1.7%
                                            Other Diversified
                                            Financial Services -- 0.6%
   1,900,000                       AA/Aa3   Capital Auto Receivables Asset
                                            Trust/ Ally, 1.74%, 10/22/18              $    1,903,435
   1,800,000          2.10          NR/A2   Colony American Homes 2014-1,
                                            Floating Rate Note, 5/17/31                    1,801,062
     739,675                        AA/NR   Mid-State Capital Trust 2010-1,
                                            5.25%, 12/15/45 (144A)                           767,197
   1,605,513                        A+/NR   Sierra Timeshare 2012-2 Receivables
                                            Funding LLC, 2.38%, 3/20/29 (144A)             1,630,632
     308,042                        A+/NR   Sierra Timeshare 2012-3 Receivables
                                            Funding LLC, 1.87%, 8/20/29 (144A)               310,696
   3,503,940                        NR/NR   TOPRE 13-LTR, 3.47%,
                                            11/20/28 (144A)                                3,507,780
     765,000          1.85           B/B2   Truman Capital Mortgage Loan Trust,
                                            Floating Rate Note, 1/25/34                      752,208
                                                                                      --------------
                                                                                      $   10,673,010
----------------------------------------------------------------------------------------------------
                                            Specialized Finance -- 0.4%
   3,914,279                    BBB+/Baa1   Domino's Pizza Master Issuer LLC,
                                            5.216%, 1/25/42 (144A)                    $    4,206,370
   1,659,000          0.59         NR/Aaa   GE Dealer Floorplan Master Note
                                            Trust, Floating Rate Note, 10/20/17            1,662,695
     233,996                        NR/A2   Hercules Capital Funding Trust
                                            2012-1, 3.32%, 12/16/17 (144A)                   234,874
     750,878                       NR/Aaa   JG Wentworth XXII LLC, 3.82%,
                                            12/15/48 (144A)                                  792,884
                                                                                      --------------
                                                                                      $    6,896,823
----------------------------------------------------------------------------------------------------
                                            Consumer Finance -- 0.6%
     428,000                      BBB+/NR   American Credit Acceptance
                                            Receivables Trust 2012-2, 4.05%,
                                            2/15/18 (144A)                            $      435,122
     580,162                        A+/NR   American Credit Acceptance
                                            Receivables Trust, 1.64%,
                                            11/15/16 (144A)                                  581,340
     600,000          1.60         NR/Aa2   American Homes 4 Rent 2014-SFR1,
                                            Floating Rate Note, 6/17/31                      600,115

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 27

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Consumer Finance -- (continued)
     500,000                       NR/Aaa   AmeriCredit Automobile Receivables
                                            Trust 2011-3, 4.04%, 7/10/17              $      517,592
     800,000                        A+/NR   AmeriCredit Automobile Receivables
                                            Trust 2013-1, 1.57%, 1/8/19                      803,173
     792,411                       NR/Aaa   California Republic Auto Receivables
                                            Trust 2012-1, 1.18%, 8/15/17 (144A)              796,404
   1,200,000                        A+/NR   First Investors Auto Owner Trust
                                            2013-1, 2.02%, 1/15/19 (144A)                  1,202,574
     808,333                         A/NR   Global SC Finance II SRL, 4.11%,
                                            7/19/27 (144A)                                   811,365
     666,677                       AA+/NR   Prestige Auto Receivables Trust
                                            2011-1, 3.9%, 7/16/18 (144A)                     672,861
     134,300                       NR/Aaa   Santander Drive Auto Receivables
                                            Trust 2011-2, 2.66%, 1/15/16                     134,427
   1,450,000                       AA/Aaa   Santander Drive Auto Receivables
                                            Trust 2012-1, 3.78%, 11/15/17                  1,488,526
     850,000                        A/Aaa   Santander Drive Auto Receivables
                                            Trust 2012-5, 2.7%, 8/15/18                      873,751
     900,000          0.98        AAA/Aa1   SLM Student Loan Trust 2004-10,
                                            Floating Rate Note, 4/27/26 (144A)               907,084
                                                                                      --------------
                                                                                      $    9,824,334
----------------------------------------------------------------------------------------------------
                                            Asset Management
                                            & Custody Banks -- 0.1%
   1,021,250                         A/NR   Triton Container Finance LLC, 4.21%,
                                            5/14/27 (144A)                            $    1,021,250
                                                                                      --------------
                                            Total Diversified Financials              $   28,415,417
----------------------------------------------------------------------------------------------------
                                            TOTAL ASSET BACKED SECURITIES
                                            (Cost $111,203,007)                       $  112,940,037
----------------------------------------------------------------------------------------------------
                                            COLLATERALIZED MORTGAGE
                                            OBLIGATIONS -- 17.6%
                                            BANKS -- 14.8%
                                            Thrifts & Mortgage Finance -- 14.8%
   1,589,664                        NR/NR   A10 Securitization 2013-1 LLC, 2.4%,
                                            11/15/25 (144A)                           $    1,596,694
   2,794,000                        NR/NR   A10 Term Asset Financing 2013-2
                                            LLC, 2.62%, 11/15/27 (144A)                    2,796,372
     574,619          0.60         CCC/NR   Alternative Loan Trust 2003-14T1,
                                            Floating Rate Note, 8/25/18                      546,036
   1,759,598                      BBB+/NR   Alternative Loan Trust 2003-21T1,
                                            5.75%, 12/25/33                                1,841,859
     470,063                       BB-/B2   Alternative Loan Trust 2003-J1,
                                            4.75%, 10/25/33                                  481,379
     121,489                     BBB+/Ba1   Alternative Loan Trust 2004-2CB,
                                            5.125%, 3/25/34                                  121,603

The accompanying notes are an integral part of these financial statements.

28 Pioneer Bond Fund | Annual Report | 6/30/14

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage
                                            Finance -- (continued)
     406,608                      BB+/Ba2   Alternative Loan Trust 2004-4CB,
                                            4.25%, 4/25/34                            $      415,272
   5,426,539          0.59        A+/Baa3   Alternative Loan Trust 2005-J4,
                                            Floating Rate Note, 7/25/35                    5,255,353
     728,535                      A+/Baa2   Bank of America Alternative Loan
                                            Trust 2003-2, 5.75%, 4/25/33                     755,434
   1,591,914                      NR/Baa2   Bank of America Alternative Loan
                                            Trust 2003-7, 5.5%, 9/25/33                    1,657,647
     817,028                        NR/B1   Bank of America Alternative Loan
                                            Trust 2004-10, 5.5%, 11/25/19                    825,664
     801,450                       NR/Ba3   Bank of America Alternative Loan
                                            Trust 2004-12, 5.5%, 1/25/20                     812,868
   1,039,636                        NR/B3   Bank of America Alternative Loan
                                            Trust 2004-2, 5.5%, 3/25/19                    1,064,354
   1,554,606                       NR/Ba2   Bank of America Alternative Loan
                                            Trust 2004-2, 6.0%, 3/25/34                    1,608,221
     706,430                        NR/B2   Bank of America Alternative Loan
                                            Trust 2004-4, 5.25%, 5/25/34                     715,967
   1,536,420                       NR/Ba3   Bank of America Alternative Loan
                                            Trust 2004-6, 5.0%, 7/25/19                    1,562,900
     853,018                      BBB+/NR   Bank of America Funding 2003-3
                                            Trust, 5.5%, 10/25/33                            884,789
   1,371,301                       CCC/NR   Bank of America Funding 2005-8
                                            Trust, 5.5%, 1/25/36                           1,385,644
     653,072          0.28          BB-/A   Bank of America Funding 2010-R4
                                            Trust REMICS, Floating Rate Note,
                                            8/26/36 (144A)                                   648,186
     400,000          1.25         A-/Aaa   Bank of America Large Loan Trust
                                            2007-BMB1, Floating Rate Note,
                                            8/15/29 (144A)                                   399,905
   1,248,878          2.69         BBB/NR   Bank of America Mortgage 2003-F
                                            Trust, Floating Rate Note, 7/25/33             1,264,539
     671,807          2.74        NR/Baa3   Bank of America Mortgage 2003-H
                                            Trust, Floating Rate Note, 9/25/33               672,774
     869,090          2.82         NR/Ba2   Bank of America Mortgage 2003-I
                                            Trust, Floating Rate Note, 10/25/33              880,360
     530,418          5.12        BBB+/NR   Bank of America Mortgage 2005-H
                                            Trust, Floating Rate Note, 9/25/35               532,645
   1,192,237                        A+/NR   Bank of America Mortgage Trust
                                            2004-11, 5.75%, 1/25/35                        1,212,898
     102,731                        B-/NR   Bank of America Mortgage Trust
                                            2004-7, 4.5%, 8/25/19                            104,233
   1,170,406                        A+/NR   Bank of America Mortgage Trust
                                            2004-9, 5.5%, 11/25/34                         1,190,160
  10,122,430                      NR/Caa2   Bayview Commercial Asset Trust,
                                            7/25/37 (Step) (144A) (c) (d)                     58,710

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 29

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage
                                            Finance -- (continued)
   6,921,535                      NR/Caa2   Bayview Commercial Asset Trust,
                                            3.53033%, 9/25/37 (Step) (144A) (c)       $      448,515
     465,773          2.98          NR/NR   Bayview Opportunity Master Fund
                                            Trust IIB LP, Floating Rate Note,
                                            1/28/33 (144A)                                   465,867
   1,890,365          0.85       AA+/Baa1   Bear Stearns ALT-A Trust 2004-12,
                                            Floating Rate Note, 1/25/35                    1,835,918
   1,959,656          0.85         AAA/A3   Bear Stearns ALT-A Trust 2004-12,
                                            Floating Rate Note, 1/25/35                    1,916,628
   3,121,749          0.75         A+/Ba1   Bear Stearns ALT-A Trust 2004-4,
                                            Floating Rate Note, 6/25/34                    3,000,713
   1,070,871          0.71       AA+/Baa1   Bear Stearns ALT-A Trust 2005-1,
                                            Floating Rate Note, 1/25/35                    1,068,659
     839,296          2.33       AA+/Baa2   Bear Stearns ARM Trust 2003-5,
                                            Floating Rate Note, 8/25/33                      842,748
   3,238,162          2.74         A+/Ba3   Bear Stearns ARM Trust 2003-6,
                                            Floating Rate Note, 8/25/33                    3,255,752
     199,600          7.66        AAA/Aaa   Bear Stearns Commercial Mortgage
                                            Securities Trust 2002-TOP6, Floating
                                            Rate Note, 10/15/36 (144A)                       200,280
   1,000,000          5.21         NR/Ba1   Bear Stearns Commercial Mortgage
                                            Securities Trust 2005-PWR7, Floating
                                            Rate Note, 2/11/41                             1,009,636
   2,064,693          0.85       AA+/Baa3   Bella Vista Mortgage Trust 2004-1,
                                            Floating Rate Note, 11/20/34                   2,000,109
     621,427          2.65         A+/Ba1   CHL Mortgage Pass-Through Trust
                                            2003-56, Floating Rate
                                            Note, 12/25/33                                   626,930
     898,070          0.32         AA/Aaa   Citigroup Commercial Mortgage Trust
                                            2007-FL3, Floating Rate Note,
                                            4/15/22 (144A)                                   891,497
   1,388,403          1.15         AA+/NR   Citigroup Mortgage Loan Trust
                                            2010-7 REMICS, Floating Rate Note,
                                            9/25/37 (144A)                                 1,388,129
   1,605,344          2.17          BB/NR   Citigroup Mortgage Loan Trust, Inc.,
                                            REMICS, Floating Rate Note, 8/25/34            1,609,693
   1,000,000          4.65         AA-/A3   City Center Trust 2011-CCHP, Floating
                                            Rate Note, 7/15/28 (144A)                      1,000,050
     540,387          0.59          A+/A2   CNL Commercial Mortgage Loan Trust
                                            2003-2, Floating Rate Note,
                                            10/25/30 (144A)                                  462,834
   2,135,318          0.28         AA-/A1   COMM 2006-FL12 Mortgage Trust,
                                            Floating Rate Note, 12/15/20 (144A)            2,128,243
     484,698          0.32         BBB/A1   COMM 2006-FL12 Mortgage Trust,
                                            Floating Rate Note, 12/15/20 (144A)              483,062
     450,000                       NR/Aaa   COMM 2012-CCRE2 Mortgage Trust
                                            REMICS, 3.791%, 8/15/45                          465,556

The accompanying notes are an integral part of these financial statements.

30 Pioneer Bond Fund | Annual Report | 6/30/14

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage
                                            Finance -- (continued)
     850,000                       NR/Aaa   COMM 2012-CCRE2 Mortgage Trust,
                                            3.147%, 8/15/45                           $      859,033
     915,000                      AAA/Aaa   COMM 2012-CCRE4 Mortgage Trust,
                                            2.436%, 10/15/45                                 910,945
   4,000,000                       NR/Aaa   COMM 2012-LC4 Mortgage Trust,
                                            4.063%, 12/10/44                               4,231,164
   1,900,000                      AAA/Aaa   COMM 2013-LC6 Mortgage Trust,
                                            2.941%, 1/10/46                                1,876,277
   3,638,736          2.09         AAA/NR   Commercial Mortgage Pass Through
                                            Certificates, Floating Rate Note,
                                            11/17/26 (144A)                                3,664,069
   2,663,946                      NR/Baa1   Credit Suisse Commercial
                                            Mortgage Trust Series 2007-C1,
                                            5.361%, 2/15/40                                2,858,846
     244,902                        B-/NR   Credit Suisse First Boston Mortgage
                                            Securities Corp., 5.5%, 6/25/33                  245,871
     531,655          2.57       BBB+/Ba2   Credit Suisse First Boston Mortgage
                                            Securities Corp., Floating Rate
                                            Note, 11/25/33                                   531,469
     288,899          1.50         AA+/A3   Credit Suisse First Boston Mortgage
                                            Securities Corp., Floating Rate
                                            Note, 12/25/33                                   289,129
   1,777,653          5.01         NR/Aaa   Credit Suisse First Boston Mortgage
                                            Securities Corp., Floating Rate
                                            Note, 2/15/38                                  1,791,485
     569,761          2.45        BBB+/B1   Credit Suisse First Boston Mortgage
                                            Securities Corp., Floating Rate
                                            Note, 6/25/34                                    572,859
      93,331          0.85       AA+/Baa3   Credit-Based Asset Servicing and
                                            Securitization LLC, Floating Rate
                                            Note, 5/25/50 (144A)                              93,896
   1,900,000          5.58         NR/Aa2   DBUBS 2011-LC3 Mortgage Trust,
                                            Floating Rate Note, 8/10/44 (144A)             2,145,096
   1,100,000          1.25         AA-/NR   Extended Stay America Trust
                                            2013-ESH, Floating Rate Note,
                                            12/5/31 (144A)                                 1,099,278
     449,478          2.57         BB-/B1   First Horizon Mortgage Pass-Through
                                            Trust 2005-AR1, Floating Rate
                                            Note, 4/25/35                                    454,753
   1,035,698                     CCC/Caa3   Global Mortgage Securitization, Ltd.,
                                            5.25%, 4/25/32 (144A)                          1,000,117
   2,008,072          0.42         BB/Ba2   Global Mortgage Securitization, Ltd.,
                                            Floating Rate Note, 4/25/32                    1,928,159
   3,375,000                       AAA/NR   GMAC Commercial Mortgage
                                            Securities Inc Series 2004-C3 Trust,
                                            4.864%, 12/10/41                               3,407,255

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 31

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage
                                            Finance -- (continued)
   1,199,597          3.39       BBB/Baa3   GMACM Mortgage Loan Trust
                                            2003-AR1, Floating Rate
                                            Note, 10/19/33                            $    1,185,962
   5,969,586                      AA+/Aaa   Government National Mortgage
                                            Association REMICS, 2.1%, 2/16/48              5,962,650
   1,250,000                       NR/Aaa   GS Mortgage Securities Corp. II,
                                            3.377%, 5/10/45                                1,291,759
   1,000,000                       AA-/NR   GS Mortgage Securities Corp. II,
                                            3.682%, 2/10/46 (144A)                         1,003,925
     900,000                       NR/Aaa   GS Mortgage Securities Corp. II,
                                            5.56%, 11/10/39                                  975,910
   1,550,000          1.90          NR/A3   GS Mortgage Securities Corp. II,
                                            Floating Rate Note, 11/8/29 (144A)             1,565,539
   1,226,184          2.30          A+/NR   GSR Mortgage Loan Trust 2003-9,
                                            Floating Rate Note, 8/25/33                    1,252,709
   1,935,396          2.67          A+/B1   GSR Mortgage Loan Trust 2004-7,
                                            Floating Rate Note, 6/25/34                    1,891,632
     729,190          2.67        BBB+/NR   GSR Mortgage Loan Trust 2005-AR1,
                                            Floating Rate Note, 1/25/35                      741,213
   1,300,000                       AAA/NR   HLSS Servicer Advance Receivables
                                            Trust, 1.2437%, 1/17/45                        1,301,040
   2,414,108          0.50        AA+/Aa3   Homestar Mortgage Acceptance
                                            Corp., Floating Rate Note, 6/25/34             2,394,658
     616,878          0.87      BBB-/Baa2   Impac CMB Trust Series 2004-5,
                                            Floating Rate Note, 10/25/34                     600,763
     575,931          0.95         B-/Ba1   Impac CMB Trust Series 2004-6,
                                            Floating Rate Note, 10/25/34                     551,763
   2,368,402          0.89        BBB+/A3   Impac CMB Trust Series 2004-7,
                                            Floating Rate Note, 11/25/34                   2,279,412
     776,544          0.91          B/Ba3   Impac CMB Trust Series 2004-9,
                                            Floating Rate Note, 1/25/35                      708,884
   2,162,543          0.95        AAA/Aaa   Impac Secured Assets CMN Owner
                                            Trust, Floating Rate Note, 11/25/34            2,110,939
     458,083          0.50        AAA/Aaa   Impac Secured Assets Trust 2006-2,
                                            Floating Rate Note, 8/25/36                      448,939
   1,303,806          0.35       BB+/Baa2   Impac Secured Assets Trust 2006-5,
                                            Floating Rate Note, 12/25/36                   1,212,155
   2,800,000          2.52           A/A2   JP Morgan Chase Commercial
                                            Mortgage Securities Corp., Floating
                                            Rate Note, 10/15/25 (144A)                     2,804,679
     464,875          0.31         AA/Aa3   JP Morgan Chase Commercial
                                            Mortgage Securities Trust 2006-LDP9,
                                            Floating Rate Note, 5/15/47                      463,359
   1,600,000                       AAA/NR   JP Morgan Chase Commercial
                                            Mortgage Securities Trust 2010-C2,
                                            3.6159%, 11/15/43 (144A)                       1,702,942

The accompanying notes are an integral part of these financial statements.

32 Pioneer Bond Fund | Annual Report | 6/30/14

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage
                                            Finance -- (continued)
   1,350,000                       NR/Aaa   JP Morgan Chase Commercial
                                            Mortgage Securities Trust 2011-C5,
                                            4.1712%, 8/15/46                          $    1,465,017
     900,000          3.98          AA/NR   JP Morgan Chase Commercial
                                            Mortgage Securities Trust 2012-C8,
                                            Floating Rate Note, 10/15/45 (144A)              926,515
   1,368,000          3.00         AA-/NR   JP Morgan Chase Commercial
                                            Mortgage Securities Trust 2013-ALC,
                                            Floating Rate Note, 7/17/26 (144A)             1,388,190
   1,500,000          1.95          A-/NR   JP Morgan Chase Commercial
                                            Mortgage Securities Trust 2013-FL3,
                                            Floating Rate Note, 4/15/28 (144A)             1,506,519
   1,429,944          2.03        A+/Baa1   JP Morgan Mortgage Trust 2003-A1,
                                            Floating Rate Note, 10/25/33                   1,442,242
   1,105,888          2.49        A+/Baa1   JP Morgan Mortgage Trust 2003-A1,
                                            Floating Rate Note, 10/25/33                   1,112,314
   2,048,670          2.49       AA+/Baa3   JP Morgan Mortgage Trust 2004-A1,
                                            Floating Rate Note, 2/25/34                    2,112,596
     984,888          2.49       AA+/Baa1   JP Morgan Mortgage Trust 2004-A1,
                                            Floating Rate Note, 2/25/34                    1,009,355
     241,603          2.61          A+/NR   JP Morgan Mortgage Trust 2004-A2,
                                            Floating Rate Note, 5/25/34                      242,638
   1,172,511          2.28       AA+/Baa2   JP Morgan Mortgage Trust 2004-A5,
                                            Floating Rate Note, 12/25/34                   1,178,575
     985,367                      B+/Baa3   JP Morgan Mortgage Trust 2004-S1,
                                            5.0%, 9/25/34                                  1,026,792
   1,884,740                       B-/Ba2   JP Morgan Mortgage Trust 2004-S1,
                                            6.0%, 9/25/34                                  1,915,381
     356,791          2.20      BBB+/Baa3   JP Morgan Mortgage Trust 2005-A4,
                                            Floating Rate Note, 7/25/35                      357,793
     884,529          3.50         AAA/NR   JP Morgan Mortgage Trust 2013-2,
                                            Floating Rate Note, 5/25/43 (144A)               889,458
     989,399          3.50         AAA/NR   JP Morgan Mortgage Trust 2014-1
                                            REMICS, Floating Rate Note,
                                            1/25/44 (144A)                                   980,956
  10,055,000          3.00         AAA/NR   JP Morgan Mortgage Trust 2014-2,
                                            Floating Rate Note, 6/25/29 (144A)            10,279,666
     532,610          2.75          NR/NR   La Hipotecaria Panamanian Mortgage
                                            Trust 2010-1, Floating Rate Note,
                                            9/8/39 (144A)                                    552,084
     207,242                      AAA/Aaa   LB-UBS Commercial Mortgage Trust
                                            2004-C1, 4.568%, 1/15/31                         214,154
   2,255,000          5.20        NR/Baa2   LB-UBS Commercial Mortgage Trust
                                            2005-C2 REMICS, Floating Rate
                                            Note, 4/15/30                                  2,320,066

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 33

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage
                                            Finance -- (continued)
   1,000,000          5.15         NR/Aaa   LB-UBS Commercial Mortgage Trust
                                            2005-C2, Floating Rate Note, 4/15/30      $    1,023,570
     324,985          1.10         A+/Aa1   Lehman Brothers Small Balance
                                            Commercial Mortgage Trust 2007-3
                                            Class 1A4, Floating Rate Note,
                                            10/25/37 (144A)                                  322,738
     518,590          0.40         A+/Aa1   Lehman Brothers Small Balance
                                            Commercial, Floating Rate Note,
                                            9/25/30 (144A)                                   485,321
   1,395,000          5.33          NR/A1   LSTAR Commercial Mortgage Trust,
                                            Floating Rate Note, 6/25/43 (144A)             1,418,497
   1,012,907          5.24          B-/B3   MASTR Adjustable Rate Mortgages
                                            Trust, Floating Rate Note, 1/25/35               967,034
     880,150                       BB+/NR   MASTR Alternative Loan Trust
                                            2004-10, 5.5%, 10/25/19                          901,807
      26,741                       AAA/NR   MASTR Alternative Loan Trust
                                            2004-13, 4.5%, 1/25/15                            26,701
   2,254,705                        B-/NR   MASTR Alternative Loan Trust 2004-6,
                                            6.0%, 7/25/34                                  2,294,093
   1,520,488                        A+/NR   MASTR Alternative Loan Trust 2005-1,
                                            5.5%, 2/25/35                                  1,544,034
     782,513          6.62          A-/NR   MASTR Seasoned Securitization Trust
                                            2005-1, Floating Rate Note, 9/25/32              818,035
     623,876          0.63       AA+/Baa1   Mellon Residential Funding Corp.,
                                            Mortgage Pass-Through Trust
                                            Series 2000 TBC2, Floating Rate
                                            Note, 6/15/30                                    616,859
     861,506          0.59       AA+/Baa1   Mellon Residential Funding Corp.,
                                            Mortgage Pass-Through Trust
                                            Series 2000-TBC3, Floating Rate
                                            Note, 12/15/30                                   818,870
     272,264          2.40         BBB/B1   Merrill Lynch Mortgage Investors
                                            Trust Series 2005-2, Floating Rate
                                            Note, 10/25/35                                   276,101
   3,627,175          0.42         AA+/A3   Merrill Lynch Mortgage Investors
                                            Trust Series 2005-A3, Floating Rate
                                            Note, 4/25/35                                  3,471,069
   3,153,275          0.43        A+/Baa2   Morgan Stanley Mortgage Loan
                                            Trust 2005-6AR, Floating Rate
                                            Note, 11/25/35                                 3,114,395
   2,851,986          0.93       AA+/Baa1   MortgageIT Trust 2004-1, Floating
                                            Rate Note, 11/25/34                            2,779,354
     943,199          3.75         AAA/NR   Nationstar Mortgage Loan Trust
                                            2013-A, Floating Rate Note,
                                            12/25/52 (144A)                                  960,884

The accompanying notes are an integral part of these financial statements.

34 Pioneer Bond Fund | Annual Report | 6/30/14

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage
                                            Finance -- (continued)
   2,579,027          0.34          NR/NR   Nomura Resecuritization Trust
                                            2011-3R, Floating Rate Note,
                                            7/26/37 (144A)                            $    2,503,203
   2,085,351          1.35        AAA/Aaa   NorthStar 2012-1 Mortgage Trust,
                                            Floating Rate Note, 8/25/29 (144A)             2,087,157
   5,577,903          3.25         AAA/NR   NRP Mortgage Trust 2013-1, Floating
                                            Rate Note, 7/25/43 (144A)                      5,691,011
     462,128          0.40        BB+/Ba3   Opteum Mortgage Acceptance Corp.,
                                            Asset Backed Pass-Through
                                            Certificates 2005-5, Floating Rate
                                            Note, 12/25/35                                   457,113
   1,474,859                        NR/NR   ORES 2014-LV3 LLC, 3.0%,
                                            3/27/24 (144A)                                 1,474,956
     446,744                        NR/A2   PHH Mortgage Capital LLC, 6.6%,
                                            12/25/27 (Step) (144A)                           453,269
     430,644                     BB+/Caa1   RAAC Series 2004-SP2 Trust,
                                            6.0%, 1/25/32                                    438,793
     751,431          0.72         B+/Ba1   RALI Series 2003-QS11 Trust,
                                            Floating Rate Note, 6/25/33                      713,168
     760,622          0.70         B-/Ba2   RALI Series 2003-QS13 Trust,
                                            Floating Rate Note, 7/25/33                      707,444
     531,322                       NR/Ba3   RALI Series 2003-QS14 Trust,
                                            5.0%, 7/25/18                                    540,215
   2,308,639                        NR/B1   RALI Series 2004-QS13 Trust,
                                            5.0%, 9/25/19                                  2,363,137
     831,700                        NR/B3   RALI Series 2004-QS16 Trust,
                                            5.5%, 12/25/34                                   846,215
   1,310,285                       NR/Ba2   RALI Series 2004-QS3 Trust,
                                            5.0%, 3/25/19                                  1,341,984
     573,868          1.55         B-/Ba3   RESI Finance LP, Floating Rate Note,
                                            9/10/35 (144A)                                   498,599
     284,109                        B-/NR   Residential Asset Securitization Trust
                                            2004-A10, 5.5%, 2/25/35                          289,107
     487,238                       BBB/NR   Residential Asset Securitization Trust
                                            2004-A8, 5.25%, 11/25/34                         506,960
   1,563,435                         B/NR   Residential Asset Securitization Trust
                                            2004-A9, 5.75%, 12/25/34                       1,618,298
   1,000,578                        NR/B3   RFMSI Series 2005-S5 Trust,
                                            5.25%, 7/25/35                                 1,033,076
   2,815,888          0.81         AA/Ba1   Sequoia Mortgage Trust 2003-2,
                                            Floating Rate Note, 6/20/33                    2,737,770
   1,332,542          0.77       AA+/Baa3   Sequoia Mortgage Trust 2003-5,
                                            Floating Rate Note, 9/20/33                    1,305,186
   1,183,989          0.62        AA/Baa3   Sequoia Mortgage Trust 2004-12
                                            REMICS, Floating Rate Note, 1/20/35            1,099,979
   1,081,723          0.49        A+/Baa2   Sequoia Mortgage Trust 2004-9,
                                            Floating Rate Note, 10/20/34                   1,034,907

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 35

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage
                                            Finance -- (continued)
   1,396,469          0.37       BBB+/Ba1   Sequoia Mortgage Trust 2005-2,
                                            Floating Rate Note, 3/20/35               $    1,295,253
   2,185,318          3.00         NR/Aaa   Sequoia Mortgage Trust 2013-6,
                                            Floating Rate Note, 5/25/43                    2,031,448
   1,761,837          3.00         AAA/NR   Sequoia Mortgage Trust 2013-7,
                                            Floating Rate Note, 6/25/43                    1,683,025
     700,291          2.25         NR/Aaa   Sequoia Mortgage Trust 2013-8,
                                            Floating Rate Note, 6/25/43                      663,115
     835,876          3.00         NR/Aaa   Sequoia Mortgage Trust 2013-8,
                                            Floating Rate Note, 6/25/43                      798,681
   2,081,531                      AAA/Aaa   Sequoia Mortgage Trust 2013-9,
                                            3.5%, 7/25/43 (144A)                           2,074,535
      48,580                      NR/Baa3   SMA Issuer I LLC, 3.5%,
                                            8/20/25 (144A)                                    48,594
   1,796,077          2.22         AAA/NR   Springleaf Mortgage Loan Trust
                                            2012-2, Floating Rate Note,
                                            10/25/57 (144A)                                1,818,934
     750,000          3.79          A-/NR   Springleaf Mortgage Loan Trust,
                                            Floating Rate Note, 6/25/58 (144A)               756,068
     665,984          2.52        BBB-/B3   Structured Adjustable Rate
                                            Mortgage Loan Trust, Floating Rate
                                            Note, 1/25/35                                    662,086
     452,322          4.59       BBB+/Ba2   Structured Adjustable Rate
                                            Mortgage Loan Trust, Floating Rate
                                            Note, 11/25/34                                   447,132
   4,513,751          0.84       AA+/Baa1   Structured Asset Mortgage
                                            Investments II Trust 2004-AR8,
                                            Floating Rate Note, 5/19/35                    4,423,056
   1,186,427          0.90         A+/Ba1   Structured Asset Mortgage
                                            Investments Trust 2003-AR2,
                                            Floating Rate Note, 12/19/33                   1,136,636
     843,644          2.69        A+/Baa3   Structured Asset Securities Corp.
                                            Mortgage Certificates Series 2003-31A,
                                            Floating Rate Note, 10/25/33                     844,406
     933,687          0.45          B-/B2   Structured Asset Securities Corp. Trust
                                            2005-14, Floating Rate Note, 7/25/35             848,746
     854,996          2.17        NR/Baa2   Thornburg Mortgage Securities Trust
                                            2003-3, Floating Rate Note, 6/25/43              855,693
   3,289,927          0.89      BBB+/Baa3   Thornburg Mortgage Securities Trust
                                            2004-3, Floating Rate Note, 9/25/44            3,192,940
     761,569          1.77       AAA/Baa3   Thornburg Mortgage Securities
                                            Trust Class II4A, Floating Rate
                                            Note, 3/25/44                                    756,876
   4,470,000                      AAA/Aa1   TimberStar Trust 1 REMICS, 5.668%,
                                            10/15/36 (144A)                                4,869,578
   1,435,000                       AA/Aa3   TimberStar Trust 1, 5.7467%,
                                            10/15/36 (144A)                                1,562,414

The accompanying notes are an integral part of these financial statements.

36 Pioneer Bond Fund | Annual Report | 6/30/14

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage
                                            Finance -- (continued)
   1,011,393                        NR/NR   VOLT XXIII LLC, 3.625%,
                                            11/25/53 (Step)                           $    1,019,877
   3,400,175                      AAA/Aaa   Wachovia Bank Commercial
                                            Mortgage Trust Series 2004-C15,
                                            4.803%, 10/15/41                               3,409,172
   2,403,017          2.44        A+/Baa1   WaMu Mortgage Pass-Through
                                            Certificates Series 2003-AR6 Trust,
                                            Floating Rate Note, 6/25/33                    2,429,217
   2,081,888          2.41         BBB/NR   WaMu Mortgage Pass-Through
                                            Certificates Series 2005-AR3 Trust,
                                            Floating Rate Note, 3/25/35                    2,088,896
   3,359,910          2.40        BBB+/NR   WaMu Mortgage Pass-Through
                                            Certificates, Floating Rate
                                            Note, 1/25/35                                  3,374,882
   1,233,457          0.56         AA+/A1   Wells Fargo Alternative Loan 2005-2
                                            Trust, Floating Rate Note, 10/25/35            1,221,147
   1,927,000                       NR/Aaa   Wells Fargo Commercial Mortgage Trust
                                            2012-LC5 REMICS, 3.539%, 10/15/45              1,962,353
   1,800,000          1.18         AAA/NR   Wells Fargo Commercial Mortgage Trust
                                            2014-TISH, Floating Rate Note,
                                            2/15/27 (144A)                                 1,803,958
   2,946,198                       NR/Aaa   Wells Fargo Commercial Mortgage
                                            Trust, 3.349%, 11/15/43 (144A)                 3,073,185
     624,998          2.49       AA+/Baa1   Wells Fargo Mortgage Backed
                                            Securities 2003-L Trust, Floating Rate
                                            Note, 11/25/33                                   634,350
     260,728          2.54      BBB+/Baa3   Wells Fargo Mortgage Backed
                                            Securities 2003-L Trust, Floating Rate
                                            Note, 11/25/33                                   257,350
   1,020,521          2.62         A+/Ba1   Wells Fargo Mortgage Backed
                                            Securities 2004-K Trust, Floating Rate
                                            Note, 7/25/34                                  1,034,266
     276,678                     AA+/Baa1   Wells Fargo Mortgage Backed
                                            Securities 2006-16 Trust,
                                            5.0%, 11/25/36                                   286,849
   1,076,773          4.86       BBB+/Ba3   Wells Fargo Mortgage Backed
                                            Securities Trust, Floating Rate
                                            Note, 8/25/34                                  1,067,782
     350,000          5.39          NR/A2   WF-RBS Commercial Mortgage
                                            Trust 2011-C2, Floating Rate Note,
                                            2/15/44 (144A)                                   391,446
                                                                                      --------------
                                                                                      $  254,128,984
                                                                                      --------------
                                            Total Banks                               $  254,128,984
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 37

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 1.3%
                                            Other Diversified
                                            Financial Services -- 1.3%
   1,895,000          1.45         AA-/NR   Del Coronado Trust 2013-DEL,
                                            Floating Rate Note, 3/15/26 (144A)        $    1,893,380
   2,362,483          0.40         A+/Aa3   GE Business Loan Trust 2005-1,
                                            Floating Rate Note, 6/15/33 (144A)             2,259,533
   1,511,247          0.32         A+/Aa3   GE Business Loan Trust 2007-1,
                                            Floating Rate Note, 4/16/35 (144A)             1,420,855
     345,194          2.55          NR/NR   Jefferies Resecuritization Trust
                                            2009-R2, Floating Rate Note,
                                            5/26/37 (144A)                                   344,316
   5,179,445          2.50          NR/NR   JP Morgan Mortgage Trust 2013-1,
                                            Floating Rate Note, 3/25/43 (144A)             5,125,139
     905,232                       AAA/NR   Morgan Stanley Capital I Trust
                                            2004-HQ4 REMICS, 4.97%, 4/14/40                  904,910
   2,400,000          5.07        BBB-/NR   Morgan Stanley Capital I Trust
                                            2005-HQ6 REMICS, Floating Rate
                                            Note, 8/13/42                                  2,481,348
   1,000,000                      BBB-/NR   Morgan Stanley Capital I Trust
                                            2007-HQ13, 5.569%, 12/15/44                    1,088,988
     645,998          0.25        AA+/Aaa   Morgan Stanley Capital I, Inc., Floating
                                            Rate Note, 10/15/20 (144A)                       645,256
   5,102,000          0.28         A+/Aa1   Morgan Stanley Capital I, Inc., Floating
                                            Rate Note, 10/15/20 (144A)                     5,081,291
     200,000                        A+/NR   Spirit Master Funding VII LLC,
                                            3.8868%, 12/20/43                                206,918
                                                                                      --------------
                                                                                      $   21,451,934
                                                                                      --------------
                                            Total Diversified Financials              $   21,451,934
----------------------------------------------------------------------------------------------------
                                            GOVERNMENT -- 1.5%
     548,223                      AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                            REMICS, 5.0%, 6/15/33                     $      554,107
     251,970                      AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                            REMICS, 5.0%, 6/15/34                            254,402
   1,250,000                     AA+/Baa2   Federal Home Loan Mortgage Corp.,
                                            4.304%, 9/25/44 (144A)                         1,308,030
       4,117                       AA+/NR   Federal National Mortgage Association
                                            REMICS, 10.3%, 4/25/19                             4,639
     886,711                      AA+/Aaa   Federal National Mortgage Association
                                            REMICS, 4.5%, 6/25/29                            961,393
   1,219,998                      AA+/Aaa   Federal National Mortgage Association
                                            REMICS, 5.0%, 7/25/33                          1,240,631
     149,778                      AA+/Aaa   Federal National Mortgage Association
                                            REMICS, 5.0%, 9/25/39                            156,854
     850,000                       AA+/A3   FREMF Mortgage Trust 2010-K7,
                                            5.618%, 4/25/20 (144A)                           960,427

The accompanying notes are an integral part of these financial statements.

38 Pioneer Bond Fund | Annual Report | 6/30/14

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Government -- (continued)
     600,000                       A+/Aaa   FREMF Mortgage Trust 2010-K8,
                                            5.405%, 9/25/43 (144A)                    $      671,684
     890,000                      AA+/Aaa   FREMF Mortgage Trust 2010-K9
                                            REMICS, 5.36%, 9/25/45 (144A)                    994,346
   1,500,000                      AA+/Aaa   FREMF Mortgage Trust 2011-K10,
                                            4.774%, 11/25/49 (144A)                        1,622,451
   1,750,000                        NR/A3   FREMF Mortgage Trust 2011-K702,
                                            4.936%, 4/25/44 (144A)                         1,899,879
   1,250,000                       AA+/A3   FREMF Mortgage Trust 2011-K703,
                                            5.051%, 7/25/44 (144A)                         1,362,905
     900,000                      A-/Baa2   FREMF Mortgage Trust 2013-K502,
                                            3.31%, 3/25/45 (144A)                            913,344
     650,000          3.61          NR/A2   FREMF Mortgage Trust Class B,
                                            Floating Rate Note, 11/25/46 (144A)              673,496
     858,000          3.95        AA+/Aaa   FREMF Mortgage Trust Class B,
                                            Floating Rate Note, 6/25/47 (144A)               899,407
   5,000,000          4.44         A-/Aaa   FREMF Mortgage Trust Class B,
                                            Floating Rate Note, 7/25/48 (144A)             5,326,670
  11,536,457                      AA+/Aaa   Government National Mortgage
                                            Association, 1.015%, 2/16/53 (c)                 893,256
   7,955,993                      AA+/Aaa   Government National Mortgage
                                            Association, 1.033%, 3/16/53 (c)                 589,873
  13,307,387                      AA+/Aaa   Government National Mortgage
                                            Association, 1.063%, 8/16/52 (c)                 892,047
  12,483,470                      AA+/Aaa   Government National Mortgage
                                            Association, 1.066%, 9/16/52 (c)               1,003,908
   1,790,719                      AA+/Aaa   Government National Mortgage
                                            Association, 3.0%, 4/20/41                     1,861,087
     299,545                      AA+/Aaa   Government National Mortgage
                                            Association, 4.973%, 4/16/42                     319,738
     714,788                      AA+/Aaa   Government National Mortgage
                                            Association, 5.25%, 8/16/35                      800,016
                                                                                      --------------
                                                                                      $   26,164,590
                                                                                      --------------
                                            Total Government                          $   26,164,590
----------------------------------------------------------------------------------------------------
                                            TOTAL COLLATERALIZED
                                            MORTGAGE OBLIGATIONS
                                            (Cost $297,726,860)                       $  301,745,508
----------------------------------------------------------------------------------------------------
                                            CORPORATE BONDS -- 33.7%
                                            ENERGY -- 3.7%
                                            Oil & Gas Drilling -- 0.4%
   1,025,000                    BBB+/Baa1   Pride International, Inc.,
                                            6.875%, 8/15/20                           $    1,245,522
   4,460,000                    BBB-/Baa3   Rowan Companies, Inc.,
                                            4.75%, 1/15/24                                 4,718,809
                                                                                      --------------
                                                                                      $    5,964,331
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 39

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Oil & Gas Equipment
                                            & Services -- 0.3%
   1,300,000                         A/A2   Halliburton Co., 7.6%, 8/15/96 (144A)     $    1,938,082
     125,000                    BBB-/Baa3   Weatherford International, Ltd.,
                                            Bermuda, 5.95%, 4/15/42                          141,761
   2,815,000                    BBB-/Baa3   Weatherford International, Ltd.,
                                            Bermuda, 9.625%, 3/1/19                        3,694,110
                                                                                      --------------
                                                                                      $    5,773,953
----------------------------------------------------------------------------------------------------
                                            Oil & Gas Exploration
                                            & Production -- 0.7%
   2,230,000                    BBB+/Baa1   Canadian Natural Resources, Ltd.,
                                            6.5%, 2/15/37                             $    2,836,489
   1,800,000                         B/B2   EP Energy LLC, 9.375%, 5/1/20                  2,061,000
     901,000                     BBB/Baa1   Marathon Oil Corp., 5.9%, 3/15/18              1,031,342
   1,400,000                     BBB-/Ba1   Newfield Exploration Co.,
                                            5.625%, 7/1/24                                 1,536,500
    719,040                         A/Aa3   Ras Laffan Liquefied Natural Gas
                                            Co., Ltd., III, 5.832%, 9/30/16 (144A)           762,182
   1,000,000                    BBB-/Baa1   Rosneft Finance SA, 6.625%,
                                            3/20/17 (144A)                                 1,095,000
   2,080,000                    BBB-/Baa1   Rosneft Finance SA, 7.5%,
                                            7/18/16 (144A)                                 2,277,600
   1,000,000                    BBB-/Baa1   Rosneft Finance SA, 7.875%,
                                            3/13/18 (144A)                                 1,141,250
                                                                                      --------------
                                                                                      $   12,741,363
----------------------------------------------------------------------------------------------------
                                            Oil & Gas Refining
                                            & Marketing -- 0.5%
   1,340,000                     BBB/Baa3   EnLink Midstream Partners LP,
                                            4.4%, 4/1/24                              $    1,406,160
   2,475,000                    BBB-/Baa2   Spectra Energy Capital LLC,
                                            6.2%, 4/15/18                                  2,840,456
   2,890,000                     BBB/Baa2   Valero Energy Corp., 9.375%, 3/15/19           3,793,304
                                                                                      --------------
                                                                                      $    8,039,920
----------------------------------------------------------------------------------------------------
                                            Oil & Gas Storage
                                            & Transportation -- 1.8%
   2,900,000                    BBB-/Baa2   DCP Midstream LLC, 9.75%,
                                            3/15/19 (144A)                            $    3,739,164
   3,950,000          5.85        BB/Baa3   DCP Midstream LLC, Floating Rate
                                            Note, 5/21/43 (144A)                           3,752,500
   1,200,000          3.24         BB/Ba1   Energy Transfer Partners LP, Floating
                                            Rate Note, 11/1/66                             1,102,800
   5,310,000                    BBB+/Baa1   Enterprise Products Operating LLC,
                                            3.9%, 2/15/24                                  5,492,977
   3,250,000                     BBB/Baa2   Kinder Morgan Energy Partners LP,
                                            5.95%, 2/15/18                                 3,708,256

The accompanying notes are an integral part of these financial statements.

40 Pioneer Bond Fund | Annual Report | 6/30/14

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Oil & Gas Storage
                                            & Transportation -- (continued)
   1,500,000                    BBB-/Baa2   Spectra Energy Capital LLC,
                                            6.75%, 7/15/18                            $    1,721,550
   1,500,000                    BBB-/Baa3   Sunoco Logistics Partners Operations
                                            LP, 4.25%, 4/1/24                              1,544,188
   2,200,000                    BBB-/Baa3   Sunoco Logistics Partners Operations
                                            LP, 6.1%, 2/15/42                              2,538,371
   2,475,000                     BB+/Baa3   The Williams Companies, Inc.,
                                            7.75%, 6/15/31                                 2,982,318
   3,605,000                     BBB/Baa2   Williams Partners LP, 4.3%, 3/4/24             3,759,647
                                                                                      --------------
                                                                                      $   30,341,771
                                                                                      --------------
                                            Total Energy                              $   62,861,338
----------------------------------------------------------------------------------------------------
                                            MATERIALS -- 1.6%
                                            Diversified Chemicals -- 0.4%
   4,845,000                    BBB-/Baa2   CF Industries, Inc., 5.15%, 3/15/34       $    5,161,621
     980,000                     BBB/Baa2   Eastman Chemical Co., 4.8%, 9/1/42               995,066
                                                                                      --------------
                                                                                      $    6,156,687
----------------------------------------------------------------------------------------------------
                                            Fertilizers & Agricultural
                                            Chemicals -- 0.1%
   2,675,000                      BBB+/A3   Monsanto Co., 3.375%, 7/15/24             $    2,692,682
----------------------------------------------------------------------------------------------------
                                            Construction Materials -- 0.2%
   3,328,000                        B+/NR   CEMEX Espana SA, 9.875%,
                                            4/30/19 (144A)                            $    3,818,880
     475,000                     BBB/Baa2   Holcim US Finance Sarl & Cie SCS,
                                            6.0%, 12/30/19 (144A)                            550,347
                                                                                      --------------
                                                                                      $    4,369,227
----------------------------------------------------------------------------------------------------
                                            Diversified Metals & Mining -- 0.5%
   2,335,000                     BB+/Baa3   AngloGold Ashanti Holdings Plc,
                                            5.375%, 4/15/20                           $    2,371,347
   1,850,000                     BBB/Baa3   Freeport-McMoRan, Inc.,
                                            3.875%, 3/15/23                                1,844,369
   5,000,000                      BB+/Ba1   Gold Fields Orogen Holding BVI, Ltd.,
                                            4.875%, 10/7/20 (144A)                         4,600,000
                                                                                      --------------
                                                                                      $    8,815,716
----------------------------------------------------------------------------------------------------
                                            Gold -- 0.1%
   1,650,000                    BBB+/Baa2   Goldcorp, Inc., 3.7%, 3/15/23             $    1,627,456
----------------------------------------------------------------------------------------------------
                                            Steel -- 0.3%
   1,175,000                     BBB/Baa2   Glencore Funding LLC, 4.125%,
                                            5/30/23 (144A)                            $    1,180,101
   3,135,000                     BBB/Baa3   Worthington Industries, Inc.,
                                            4.55%, 4/15/26                                 3,260,851
                                                                                      --------------
                                                                                      $    4,440,952
                                                                                      --------------
                                            Total Materials                           $   28,102,720
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 41

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            CAPITAL GOODS -- 1.9%
                                            Aerospace & Defense -- 0.1%
   2,250,000                      BB-/Ba3   Bombardier, Inc., 4.25%,
                                            1/15/16 (144A)                            $    2,323,125
----------------------------------------------------------------------------------------------------
                                            Building Products -- 0.5%
     825,000                     BBB-/Ba3   Masco Corp., 5.95%, 3/15/22               $      911,625
   4,260,000                     BBB-/Ba3   Masco Corp., 7.125%, 3/15/20                   5,012,827
   1,750,000          5.75      BBB+/Baa2   Stanley Black & Decker, Inc., Floating
                                            Rate Note, 12/15/53                            1,890,000
                                                                                      --------------
                                                                                      $    7,814,452
----------------------------------------------------------------------------------------------------
                                            Industrial Conglomerates -- 0.2%
   2,950,000                      A-/Baa1   Tyco Electronics Group SA,
                                            6.55%, 10/1/17                            $    3,413,699
----------------------------------------------------------------------------------------------------
                                            Construction & Farm Machinery
                                            & Heavy Trucks -- 0.3%
   3,200,000                         A/A3   Cummins, Inc., 5.65%, 3/1/98              $    3,623,453
     910,000                         A/A3   Cummins, Inc., 6.75%, 2/15/27                  1,136,841
                                                                                      --------------
                                                                                      $    4,760,294
----------------------------------------------------------------------------------------------------
                                            Industrial Machinery -- 0.1%
   1,810,000                     BBB/Baa2   Valmont Industries, Inc.,
                                            6.625%, 4/20/20                           $    2,150,819
----------------------------------------------------------------------------------------------------
                                            Trading Companies
                                            & Distributors -- 0.7%
   3,525,000                       BB+/NR   Aviation Capital Group Corp., 6.75%,
                                            4/6/21 (144A)                             $    3,965,361
   2,260,000                     BBB/Baa2   GATX Corp., 5.2%, 3/15/44                      2,408,491
   5,660,000                     BBB/Baa2   GATX Corp., 6.0%, 2/15/18                      6,387,412
                                                                                      --------------
                                                                                      $   12,761,264
                                                                                      --------------
                                            Total Capital Goods                       $   33,223,653
----------------------------------------------------------------------------------------------------
                                            TRANSPORTATION -- 0.1%
                                            Airlines -- 0.1%
   1,500,000                      A-/Baa1   US Airways 2013-1 Class A Pass
                                            Through Trust, 3.95%, 5/15/27             $    1,522,500
----------------------------------------------------------------------------------------------------
                                            Trucking -- 0.0%+
     529,000                    BBB-/Baa2   Asciano Finance, Ltd., 4.625%,
                                            9/23/20 (144A)                            $      564,761
                                                                                      --------------
                                            Total Transportation                      $    2,087,261
----------------------------------------------------------------------------------------------------
                                            AUTOMOBILES &
                                            COMPONENTS -- 0.4%
                                            Auto Parts & Equipment -- 0.3%
   5,400,000                    BBB-/Baa3   Delphi Corp., 4.15%, 3/15/24              $    5,607,041
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Bond Fund | Annual Report | 6/30/14

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Automobile Manufacturers -- 0.1%
     655,000                    BBB+/Baa1   Hyundai Motor Manufacturing Czech
                                            s.r.o., 4.5%, 4/15/15 (144A)              $      673,341
     790,000                      BBB+/A3   Nissan Motor Acceptance Corp.,
                                            4.5%, 1/30/15 (144A)                             807,170
                                                                                      --------------
                                                                                      $    1,480,511
                                                                                      --------------
                                            Total Automobiles & Components            $    7,087,552
----------------------------------------------------------------------------------------------------
                                            CONSUMER DURABLES
                                            & APPAREL -- 0.1%
                                            Home Furnishings -- 0.1%
     800,000                     BBB/Baa3   Mohawk Industries, Inc.,
                                            3.85%, 2/1/23                             $      797,000
                                                                                      --------------
                                            Total Consumer Durables & Apparel         $      797,000
----------------------------------------------------------------------------------------------------
                                            CONSUMER SERVICES -- 0.5%
                                            Casinos & Gaming -- 0.1%
   1,010,000                     BBB-/Ba1   GLP Capital LP, 4.375%,
                                            11/1/18 (144A)                            $    1,042,825
----------------------------------------------------------------------------------------------------
                                            Education Services -- 0.4%
   1,000,000                       NR/Aa2   Bowdoin College, 4.693%, 7/1/12           $      939,135
   2,600,000                      AAA/Aaa   President and Fellows of Harvard
                                            College, 2.3%, 10/1/23                         2,442,440
   3,550,000                      AA-/Aa2   Tufts University, 5.017%, 4/15/12              3,604,801
                                                                                      --------------
                                                                                      $    6,986,376
                                                                                      --------------
                                            Total Consumer Services                   $    8,029,201
----------------------------------------------------------------------------------------------------
                                            MEDIA -- 0.2%
                                            Movies & Entertainment -- 0.2%
   3,200,000                     BBB/Baa2   Viacom, Inc., 5.25%, 4/1/44               $    3,380,589
                                                                                      --------------
                                            Total Media                               $    3,380,589
----------------------------------------------------------------------------------------------------
                                            RETAILING -- 0.1%
                                            Internet Retail -- 0.1%
     800,000                     BBB-/Ba1   Expedia, Inc., 5.95%, 8/15/20             $      905,166
                                                                                      --------------
                                            Total Retailing                           $      905,166
----------------------------------------------------------------------------------------------------
                                            FOOD & STAPLES RETAILING -- 0.1%
                                            Drug Retail -- 0.1%
     689,016                    BBB+/Baa1   CVS Pass-Through Trust, 5.298%,
                                            1/11/27 (144A)                            $      767,633
   1,422,401                    BBB+/Baa1   CVS Pass-Through Trust, 5.773%,
                                            1/10/33 (144A)                                 1,592,214
                                                                                      --------------
                                                                                      $    2,359,847
                                                                                      --------------
                                            Total Food & Staples Retailing            $    2,359,847
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 43

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            FOOD, BEVERAGE
                                            & TOBACCO -- 1.0%
                                            Agricultural Products -- 0.3%
   5,175,000                     BBB/Baa2   Viterra, Inc., 5.95%, 8/1/20 (144A)       $    5,906,538
----------------------------------------------------------------------------------------------------
                                            Packaged Foods & Meats -- 0.6%
   4,200,000                       BBB/NR   Grupo Bimbo SAB de CV, 3.875%,
                                            6/27/24 (144A)                            $    4,191,684
   3,240,000                     BBB/Baa2   Kraft Foods Group, Inc., 3.5%, 6/6/22          3,326,719
   2,581,000                    BBB-/Baa1   Mondelez International, Inc.,
                                            6.5%, 2/9/40                                   3,305,043
                                                                                      --------------
                                                                                      $   10,823,446
----------------------------------------------------------------------------------------------------
                                            Tobacco -- 0.1%
   1,050,000                    BBB-/Baa2   Lorillard Tobacco Co., 3.75%, 5/20/23     $    1,036,997
                                                                                      --------------
                                            Total Food, Beverage & Tobacco            $   17,766,981
----------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT
                                            & SERVICES -- 0.3%
                                            Health Care Services -- 0.2%
   2,600,000                        A+/A1   Catholic Health Initiatives,
                                            4.35%, 11/1/42                            $    2,491,629
----------------------------------------------------------------------------------------------------
                                            Health Care Facilities -- 0.1%
   2,400,000                        A-/A3   NYU Hospitals Center,
                                            4.428%, 7/1/42                            $    2,252,851
                                                                                      --------------
                                            Total Health Care Equipment
                                            & Services                                $    4,744,480
----------------------------------------------------------------------------------------------------
                                            PHARMACEUTICALS,
                                            BIOTECHNOLOGY &
                                            LIFE SCIENCES -- 0.4%
                                            Life Sciences Tools
                                            & Services -- 0.4%
   5,366,000                    BBB+/Baa2   Agilent Technologies, Inc.,
                                            6.5%, 11/1/17                             $    6,135,425
                                                                                      --------------
                                            Total Pharmaceuticals, Biotechnology
                                            & Life Sciences                           $    6,135,425
----------------------------------------------------------------------------------------------------
                                            BANKS -- 4.7%
                                            Diversified Banks -- 2.6%
   1,865,000                      BBB+/A3   Australia & New Zealand Banking
                                            Group, Ltd., 4.5%, 3/19/24 (144A)         $    1,914,229
   3,515,000                     BBB/Baa3   Barclays Bank Plc, 6.05%,
                                            12/4/17 (144A)                                 3,987,465
   2,400,000                        NR/A2   BBVA Bancomer SA Texas, 4.375%,
                                            4/10/24 (144A)                                 2,445,000
   3,815,000                      NR/Baa2   BBVA Bancomer SA Texas, 6.5%,
                                            3/10/21 (144A)                                 4,301,412

The accompanying notes are an integral part of these financial statements.

44 Pioneer Bond Fund | Annual Report | 6/30/14

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Diversified Banks -- (continued)
   2,000,000          5.90        BB+/Ba3   Citigroup, Inc., Floating Rate
                                            Note (Perpetual)                          $    2,020,000
   3,435,000                      AA-/Aa2   Cooperatieve Centrale
                                            Raiffeisen-Boerenleenbank BA
                                            Netherlands, 3.875%, 2/8/22                    3,638,720
     625,000                       A+/Aa3   Export-Import Bank of Korea, Ltd.,
                                            5.875%, 1/14/15                                  642,088
   1,305,000                         A/A2   HSBC Bank Plc, 7.65%, 5/1/25                   1,712,609
   3,940,000                        A-/A3   HSBC Holdings Plc, 4.25%, 3/14/24              4,054,756
   3,476,000                     BBB/Baa2   Intesa Sanpaolo S.p.A., 3.625%,
                                            8/12/15 (144A)                                 3,551,447
   1,400,000                     BBB/Baa2   Intesa Sanpaolo S.p.A., 6.5%,
                                            2/24/21 (144A)                                 1,655,847
     840,000                     BBB/Baa2   Macquarie Bank, Ltd., 6.625%,
                                            4/7/21 (144A)                                   964,286
   4,500,000                       A/Baa1   Nordea Bank AB, 4.25%,
                                            9/21/22 (144A)                                 4,662,140
   1,157,895          2.98           A/NR   SBP DPR Finance Co., Floating Rate
                                            Note, 3/15/17 (144A)                           1,155,413
   2,600,000          4.50        NR/Baa3   Scotiabank Peru SA, Floating Rate
                                            Note, 12/13/27 (144A)                          2,489,500
   2,200,000                         A/A2   Standard Chartered Bank, 6.4%,
                                            9/26/17 (144A)                                 2,490,981
   1,300,000                        A-/A3   Standard Chartered Plc, 3.95%,
                                            1/11/23 (144A)                                 1,293,174
   1,645,000          5.90      BBB+/Baa3   Wells Fargo & Co., Floating Rate
                                            Note, 12/29/49                                 1,744,934
                                                                                      --------------
                                                                                      $   44,724,001
----------------------------------------------------------------------------------------------------
                                            Regional Banks -- 1.8%
   1,190,000                        A-/NR   CoBank ACB, 7.875%,
                                            4/16/18 (144A)                            $    1,419,327
   3,350,000                         A/A2   HSBC Bank USA NA New York NY,
                                            6.0%, 8/9/17                                   3,774,291
   3,960,000          6.45       BBB/Baa3   M&T Bank Corp., Floating Rate
                                            Note (Perpetual)                               4,222,350
   2,505,000                         A/A2   Mellon Funding Corp., 5.5%, 11/15/18           2,846,437
   1,435,000                        A-/A3   PNC Bank NA, 6.0%, 12/7/17                     1,643,636
   4,080,000                    BBB-/Baa2   Santander Bank NA, 8.75%, 5/30/18              4,966,523
   1,025,000                     BBB/Baa1   SunTrust Banks, Inc., 3.5%, 1/20/17            1,085,250
   6,273,000          4.45       BBB/Baa3   The PNC Financial Services Group,
                                            Inc., Floating Rate Note (Perpetual)           6,273,000
   1,320,000          6.75       BBB/Baa3   The PNC Financial Services Group,
                                            Inc., Floating Rate Note (Perpetual)           1,471,800
   3,540,000                        A+/A1   Wells Fargo Bank NA, 6.0%, 11/15/17            4,055,789
                                                                                      --------------
                                                                                      $   31,758,403
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 45

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- 0.3%
   2,300,000                    BBB-/Baa2   Astoria Financial Corp., 5.0%, 6/19/17    $    2,498,672
   2,000,000                     BBB/Baa2   Santander Holdings USA, Inc.
                                            Pennsylvania, 3.0%, 9/24/15                    2,054,272
                                                                                      --------------
                                                                                      $    4,552,944
                                                                                      --------------
                                            Total Banks                               $   81,035,348
----------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 6.1%
                                            Other Diversified
                                            Financial Services -- 2.8%
   3,000,000                    BBB+/Baa2   Alterra Finance LLC, 6.25%, 9/30/20       $    3,457,215
   1,100,000                    BBB+/Baa3   Bank of America Corp.,
                                            7.75%, 8/15/15                                 1,182,116
   5,930,000                        A-/NR   Carlyle Holdings II Finance LLC,
                                            5.625%, 3/30/43 (144A)                         6,559,547
   2,000,000          5.95        BB+/Ba3   Citigroup, Inc., Floating Rate
                                            Note (Perpetual)                               2,020,000
   5,275,000                      AA-/Aa3   CNOOC Nexen Finance 2014 ULC,
                                            4.25%, 4/30/24                                 5,408,637
   4,860,000                        AA/A2   General Electric Capital Corp.,
                                            5.3%, 2/11/21                                  5,526,398
   1,800,000          7.12       AA-/Baa1   General Electric Capital Corp.,
                                            Floating Rate Note (Perpetual)                 2,124,360
   2,575,000                         A/A3   JPMorgan Chase & Co., 6.0%, 1/15/18            2,948,681
   2,325,000          5.15        BBB/Ba1   JPMorgan Chase & Co., Floating Rate
                                            Note (Perpetual)                               2,229,094
   1,890,000          6.12        BBB/Ba1   JPMorgan Chase & Co., Floating Rate
                                            Note, 12/29/49                                 1,931,930
   4,015,000          6.75        BBB/Ba1   JPMorgan Chase & Co., Floating Rate
                                            Note, 8/29/49                                  4,321,144
   5,025,000                         A/NR   KKR Group Finance Co., II LLC, 5.5%,
                                            2/1/43 (144A)                                  5,338,867
   4,750,000                       A+/Aa3   Sinopec Group Overseas Development
                                            2014, Ltd., 4.375%, 4/10/24 (144A)             4,917,528
   1,250,000          0.00         BBB/NR   Tiers Trust, Floating Rate Note,
                                            10/15/97 (144A) (e)                              934,199
                                                                                      --------------
                                                                                      $   48,899,716
----------------------------------------------------------------------------------------------------
                                            Specialized Finance -- 0.7%
   3,200,000                    BBB+/Baa1   BM&FBovespa SA, 5.5%,
                                            7/16/20 (144A)                            $    3,464,000
   2,980,000                      BBB-/NR   Cantor Fitzgerald LP, 7.875%,
                                            10/15/19 (144A)                                3,306,322
   1,475,000                    BBB+/Baa2   LeasePlan Corp. NV, 2.5%,
                                            5/16/18 (144A)                                 1,487,207
   2,000,000                        A+/A1   National Rural Utilities Cooperative
                                            Finance Corp., 5.45%, 2/1/18                   2,269,904
                                                                                      --------------
                                                                                      $   10,527,433
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46 Pioneer Bond Fund | Annual Report | 6/30/14

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Consumer Finance -- 0.4%
   1,465,000                     BBB/Baa1   Capital One Bank USA NA,
                                            8.8%, 7/15/19                             $    1,898,392
   2,245,000                    BBB+/Baa1   Hyundai Capital America, 1.45%,
                                            2/6/17 (144A)                                  2,253,457
   3,155,000          4.00         BB/Ba3   Navient Corp., Floating Rate
                                            Note, 7/25/14                                  3,155,032
                                                                                      --------------
                                                                                      $    7,306,881
----------------------------------------------------------------------------------------------------
                                            Asset Management
                                            & Custody Banks -- 0.9%
   2,525,000                       BBB/NR   Affiliated Managers Group, Inc.,
                                            4.25%, 2/15/24                            $    2,612,426
   1,725,000                        A+/NR   Blackstone Holdings Finance Co.,
                                            LLC, 5.0%, 6/15/44 (144A)                      1,779,201
   1,400,000                        A+/NR   Blackstone Holdings Finance Co.,
                                            LLC, 4.75%, 2/15/23 (144A)                     1,528,506
     733,000                        A-/A3   Eaton Vance Corp., 6.5%, 10/2/17                 842,128
   4,290,000                     BBB/Baa1   Legg Mason, Inc., 5.625%, 1/15/44              4,663,106
   2,000,000                         A/A2   The Bank of New York Mellon Corp.,
                                            4.95%, 3/15/15                                 2,065,666
   1,250,000          4.50       BBB/Baa2   The Bank of New York Mellon Corp.,
                                            Floating Rate Note (Perpetual)                 1,162,500
                                                                                      --------------
                                                                                      $   14,653,533
----------------------------------------------------------------------------------------------------
                                            Investment Banking
                                            & Brokerage -- 1.3%
   2,730,000                       BBB/A3   Macquarie Group, Ltd., 6.0%,
                                            1/14/20 (144A)                            $    3,092,648
   4,350,000                    BBB+/Baa3   Merrill Lynch & Co., Inc.,
                                            7.75%, 5/14/38                                 5,975,673
   5,100,000                    BBB+/Baa3   Morgan Stanley Co., 4.1%, 5/22/23              5,173,506
     300,000                    BBB+/Baa3   Morgan Stanley Co., 4.875%, 11/1/22              322,025
   3,135,000                      A-/Baa2   Morgan Stanley Co., 5.5%, 1/26/20              3,588,221
     643,000                       NR/Aa1   North American Development Bank,
                                            2.3%, 10/10/18                                   652,541
   2,000,000                      A-/Baa1   The Goldman Sachs Group, Inc.,
                                            5.5%, 11/15/14                                 2,037,420
   1,450,000                       BBB/NR   UBS AG, 7.625%, 8/17/22                        1,745,904
                                                                                      --------------
                                                                                      $   22,587,938
                                                                                      --------------
                                            Total Diversified Financials              $  103,975,501
----------------------------------------------------------------------------------------------------
                                            INSURANCE -- 6.4%
                                            Life & Health Insurance -- 1.7%
   1,850,000                      BBB+/NR   Delphi Financial Group, Inc.,
                                            7.875%, 1/31/20                           $    2,245,360
   1,690,000                      A-/Baa1   Lincoln National Corp., 8.75%, 7/1/19          2,191,176

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 47

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Life & Health Insurance -- (continued)
   4,200,000                     BBB/Baa2   MetLife, Inc., 10.75%, 8/1/69             $    6,672,750
   4,250,000                      A-/Baa2   Protective Life Corp.,
                                            7.375%, 10/15/19                               5,258,559
   1,090,000                       A/Baa1   Prudential Financial, Inc.,
                                            4.5%, 11/16/21                                 1,199,922
   1,500,000          5.62      BBB+/Baa2   Prudential Financial, Inc., Floating
                                            Rate Note, 6/15/43                             1,604,520
   2,140,000          8.88      BBB+/Baa2   Prudential Financial, Inc., Floating
                                            Rate Note, 6/15/68                             2,624,282
   1,800,000          5.88      BBB+/Baa2   Prudential Financial, Inc., Floating
                                            Rate Note, 9/15/42                             1,955,250
   3,205,000                      AA-/Aa2   Teachers Insurance & Annuity
                                            Association of America, 6.85%,
                                            12/16/39 (144A)                                4,274,201
   1,080,000                     BBB/Baa2   Unum Group, Inc., 5.75%, 8/15/42               1,257,787
                                                                                      --------------
                                                                                      $   29,283,807
----------------------------------------------------------------------------------------------------
                                            Multi-line Insurance -- 0.6%
   3,900,000                    BBB+/Baa2   Assurant, Inc., 4.0%, 3/15/23             $    3,923,614
   2,335,000                       BBB/A3   AXA SA, 8.6%, 12/15/30                         3,137,656
   2,650,000                        A+/A2   Loews Corp., 5.25%, 3/15/16                    2,851,151
                                                                                      --------------
                                                                                      $    9,912,421
----------------------------------------------------------------------------------------------------
                                            Property &
                                            Casualty Insurance -- 0.9%
     700,000          0.00          NR/NR   Arlington, Ltd., Floating Rate
                                            Note, 8/1/15                              $      705,670
   1,200,000                    BBB-/Baa3   Fidelity National Financial, Inc.,
                                            5.5%, 9/1/22                                   1,309,720
   1,000,000                    BBB-/Baa2   OneBeacon US Holdings, Inc.,
                                            4.6%, 11/9/22                                  1,032,432
   1,100,000                     A-/Baa2    QBE Insurance Group, Ltd., 2.4%,
                                            5/1/18 (144A)                                  1,098,184
   5,455,000          6.50       BBB/Baa1   The Allstate Corp., Floating Rate
                                            Note, 5/15/57                                  5,945,950
     700,000                    BBB-/Baa3   The Hanover Insurance Group, Inc.,
                                            7.5%, 3/1/20                                     836,342
   1,952,000                    BBB-/Baa3   The Hanover Insurance Group, Inc.,
                                            7.625%, 10/15/25                               2,388,436
   2,000,000                         A/A2   The Travelers Companies, Inc.,
                                            6.25%, 6/15/37                                 2,579,222
                                                                                      --------------
                                                                                      $   15,895,956
----------------------------------------------------------------------------------------------------
                                            Reinsurance -- 3.2%
   1,800,000          6.38          NR/NR   Aquarius + Investments Plc for Swiss
                                            Reinsurance Co., Ltd., Floating Rate
                                            Note, 9/1/24                              $    1,926,000

The accompanying notes are an integral part of these financial statements.

48 Pioneer Bond Fund | Annual Report | 6/30/14

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                  Value
----------------------------------------------------------------------------------------------------
                                            Reinsurance -- (continued)
     500,000          3.42          BB/NR   Atlas IX Capital, Ltd., Floating Rate
                                            Note, 1/17/19 (Cat Bond) (144A)           $      514,700
     250,000          8.10         BB-/NR   Atlas Reinsurance VII, Ltd., Floating
                                            Rate Note, 1/7/16 (Cat Bond) (144A)              259,050
     500,000          0.02         BB+/NR   Blue Danube II, Ltd., Floating Rate
                                            Note, 5/23/16 (Cat Bond) (144A)                  504,600
     850,000         11.08         BB-/NR   Blue Danube, Ltd., Floating Rate Note,
                                            4/10/15 (Cat Bond) (144A)                        883,320
     250,000          6.23         BB+/NR   Blue Danube, Ltd., Floating Rate Note,
                                            4/10/15 (Cat Bond) (144A)                        254,150
     350,000          2.53         BB+/NR   Bosphorus 1 Re, Ltd., Floating Rate
                                            Note, 5/3/16 (Cat Bond) (144A)                   349,230
   1,250,000          5.29         BB-/NR   Caelus Re, Ltd., Floating Rate Note,
                                            3/7/16 (Cat Bond) (144A)                       1,261,625
   1,350,000          6.89          NR/NR   Caelus Re, Ltd., Floating Rate Note,
                                            4/7/17 (Cat Bond) (144A)                       1,399,950
     250,000          0.00          NR/NR   Citrus Re, Ltd., Floating Rate Note,
                                            4/18/17 (Cat Bond) (144A)                        244,925
     550,000          0.00          NR/NR   Citrus Re, Ltd., Floating Rate Note,
                                            4/24/17 (Cat Bond) (144A)                        535,865
   1,000,000          4.73        NR/Baa1   Combine Re, Ltd., Floating Rate Note,
                                            1/7/15 (Cat Bond) (144A)                       1,011,100
     300,000          9.04         BB-/NR   Compass Re, Ltd., Floating Rate Note,
                                            1/8/15 (Cat Bond) (144A)                         303,180
     950,000         10.26         BB-/NR   Compass Re, Ltd., Floating Rate Note,
                                            1/8/15 (Cat Bond) (144A)                         961,970
     250,000          9.05          BB/NR   East Lane Re V, Ltd., Floating Rate
                                            Note, 3/16/16 (Cat Bond) (144A)                  265,600
     250,000          7.40         BB-/NR   Embarcadero Reinsurance, Ltd.,
                                            Floating Rate Note, 2/13/15
                                            (Cat Bond) (144A)                                253,375
     650,000          5.23         BB+/NR   Embarcadero Reinsurance, Ltd.,
                                            Floating Rate Note, 8/7/15
                                            (Cat Bond) (144A)                                663,130
   1,050,000          5.02         BB+/NR   Foundation Re III, Ltd., Floating Rate
                                            Note, 2/25/15 (Cat Bond) (144A)                1,053,360
   1,200,000          7.43          NR/NR   Galileo Re, Ltd., Floating Rate Note,
                                            1/9/19 (Cat Bond) (144A)                       1,223,160
     900,000          4.02         BB+/NR   Ibis Re II, Ltd., Floating Rate Note,
                                            6/28/16 (Cat Bond) (144A)                        904,050
   1,600,000          0.00          NR/NR   Kane Pl-1, Floating Rate Note, 6/12/15         1,415,840
   1,004,000          0.00          NR/NR   KANE-PI5, Floating Rate Note, 7/18/16          1,040,244
   1,950,000          0.00         BB-/NR   Kilimanjaro Re, Ltd., Floating Rate
                                            Note, 4/30/18 (Cat Bond) (144A)                1,923,480
     350,000          0.00         BB-/NR   Kilimanjaro Re, Ltd., Floating Rate
                                            Note, 4/30/18 (Cat Bond) (144A)                  343,770

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 49

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Reinsurance -- (continued)
     250,000          9.78          NR/NR   Loma Reinsurance, Ltd. Bermuda,
                                            Floating Rate Note, 1/8/18
                                            (Cat Bond) (144A)                         $      255,625
   1,200,000          4.03          BB/NR   Longpoint Re, Ltd. III, Floating Rate
                                            Note, 5/18/16 (Cat Bond) (144A)                1,210,440
   1,000,000          0.00          NR/NR   Merna Reinsurance V, Ltd., Floating
                                            Rate Note, 4/7/17 (Cat Bond) (144A)            1,001,900
   2,650,000                       BBB/NR   Montpelier Re Holdings, Ltd.,
                                            4.7%, 10/15/22                                 2,738,733
     650,000          9.03          BB/NR   Mystic Re, Ltd., Floating Rate Note,
                                            3/12/15 (Cat Bond) (144A)                        663,000
     500,000          8.22         NR/Ba3   Mythen Re, Ltd., Floating Rate Note,
                                            5/7/15 (Cat Bond) (144A)                         518,300
     750,000          8.72         NR/Ba3   Mythen Re, Ltd., Floating Rate Note,
                                            5/7/15 (Cat Bond) (144A)                         774,075
     500,000          8.55          B+/NR   Mythen Re, Ltd., Series 2012-2
                                            Class A, Floating Rate Note, 1/5/17
                                            (Cat Bond) (144A)                                528,100
   5,048,000                       BBB/NR   Platinum Underwriters Finance, Inc.,
                                            7.5%, 6/1/17                                   5,794,968
     500,000          7.52         BB-/NR   Queen Street IV Capital, Ltd., Floating
                                            Rate Note, 4/9/15 (Cat Bond) (144A)              506,000
     250,000          8.52         BB-/NR   Queen Street V Re, Ltd., Floating Rate
                                            Note, 4/9/15 (Cat Bond) (144A)                   254,350
     250,000         10.58           B/NR   Queen Street VI Re, Ltd., Floating Rate
                                            Note, 4/9/15 (Cat Bond) (144A)                   256,875
     900,000          8.62           B/NR   Queen Street VII Re, Ltd., Floating
                                            Rate Note, 4/8/16 (Cat Bond) (144A)              932,760
     725,000          8.78          B+/NR   Residential Reinsurance 2011, Ltd.,
                                            Floating Rate Note, 12/6/16
                                            (Cat Bond) (144A)                                757,045
   1,125,000          9.03         BB-/NR   Residential Reinsurance 2011, Ltd.,
                                            Floating Rate Note, 6/6/15
                                            (Cat Bond) (144A)                              1,166,962
   2,800,000          4.53         BB+/NR   Residential Reinsurance 2012, Ltd.,
                                            Floating Rate Note, 12/6/16
                                            (Cat Bond) (144A)                              2,858,520
     275,000         10.03         BB-/NR   Residential Reinsurance 2012, Ltd.,
                                            Floating Rate Note, 6/6/16
                                            (Cat Bond) (144A)                                301,730
     800,000          8.03          BB/NR   Residential Reinsurance 2012, Ltd.,
                                            Floating Rate Note, 6/6/16
                                            (Cat Bond) (144A)                                868,960
     250,000          9.28          B-/NR   Residential Reinsurance 2013, Ltd.,
                                            Floating Rate Note, 6/6/17
                                            (Cat Bond) (144A)                                260,550
     800,000          0.00         BB+/NR   Sanders Re, Ltd., Floating Rate Note,
                                            5/25/18 (Cat Bond)                               792,080

The accompanying notes are an integral part of these financial statements.

50 Pioneer Bond Fund | Annual Report | 6/30/14

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Reinsurance -- (continued)
   1,200,000          3.53         BB+/NR   Sanders Re, Ltd., Floating Rate Note,
                                            5/5/17 (Cat Bond) (144A)                  $    1,186,680
   1,250,000          4.03          BB/NR   Sanders Re, Ltd., Floating Rate Note,
                                            5/5/17 (Cat Bond) (144A)                       1,238,250
     250,000                        NR/NR   Silverton Re, Ltd., 9/16/16
                                            (Cat Bond) (144A) (d)                            287,650
   3,600,000                     BBB/Baa3   Sirius International Group, Ltd.,
                                            6.375%, 3/20/17 (144A)                         3,981,524
   2,110,000          7.51        BB+/Ba2   Sirius International Group, Ltd.,
                                            Floating Rate Note (Perpetual) (144A)          2,215,500
     250,000         11.27          B-/NR   Successor X, Ltd., Floating Rate Note,
                                            11/10/15 (Cat Bond) (144A)                       260,175
     300,000          8.52          B+/NR   Tar Heel Re, Ltd., Floating Rate Note,
                                            5/9/16 (Cat Bond) (144A)                         310,530
     250,000          6.28          NR/NR   Tradewynd Re, Ltd., Floating Rate Note,
                                            1/8/15 (Cat Bond) (144A)                         250,400
   1,500,000          2.72        BBB-/NR   Vita Capital V, Ltd., Floating Rate Note,
                                            1/15/17 (Cat Bond) (144A)                      1,524,750
     500,000          2.78        BBB+/NR   Vitality Re IV, Ltd., Floating Rate Note,
                                            1/9/17 (Cat Bond) (144A)                         511,200
     500,000          1.78        BBB+/NR   Vitality Re V, Ltd., Floating Rate Note,
                                            1/7/19 (Cat Bond) (144A)                         498,900
   1,400,000          5.88          NR/NR   Wilton Re Finance LLC, Floating Rate
                                            Note, 3/30/33 (144A)                           1,459,500
                                                                                      --------------
                                                                                      $   55,661,706
                                                                                      --------------
                                            Total Insurance                           $  110,753,890
----------------------------------------------------------------------------------------------------
                                            REAL ESTATE -- 1.7%
                                            Diversified REIT -- 0.3%
   1,475,000                    BBB-/Baa2   DCT Industrial Operating Partnership
                                            LP, 4.5%, 10/15/23                        $    1,519,592
     725,000                     BBB/Baa2   Digital Realty Trust LP, 5.875%, 2/1/20          805,770
   1,715,000                    BBB-/Baa2   WP Carey, Inc., 4.6%, 4/1/24                   1,782,358
                                                                                      --------------
                                                                                      $    4,107,720
----------------------------------------------------------------------------------------------------
                                            Office REIT -- 0.6%
   1,093,000                    BBB-/Baa2   Alexandria Real Estate Equities, Inc.,
                                            3.9%, 6/15/23                             $    1,088,405
   2,670,000                    BBB-/Baa2   Alexandria Real Estate Equities, Inc.,
                                            4.6%, 4/1/22                                   2,823,130
     900,000                     BBB/Baa3   BioMed Realty LP, 4.25%, 7/15/22                 927,948
   1,500,000                    BBB-/Baa3   Corporate Office Properties LP,
                                            3.6%, 5/15/23                                  1,434,318
   2,100,000                     BBB/Baa2   Highwoods Realty LP, 3.625%, 1/15/23           2,074,010
   2,550,000                     BBB/Baa2   Piedmont Operating Partnership LP,
                                            3.4%, 6/1/23                                   2,424,040
                                                                                      --------------
                                                                                      $   10,771,851
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 51

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Health Care REIT -- 0.2%
   3,945,000                     BBB-/Ba1   Omega Healthcare Investors, Inc.,
                                            4.95%, 4/1/24 (144A)                      $    4,029,273
----------------------------------------------------------------------------------------------------
                                            Specialized REIT -- 0.6%
     730,000                    BBB-/Baa3   CubeSmart LP, 4.8%, 7/15/22               $      785,635
   1,000,000                     BBB/Baa2   Health Care Real Estate Investment
                                            Trust, Inc., 4.5%, 1/15/24                     1,053,668
   2,425,000                    BBB-/Baa3   Healthcare Realty Trust, Inc.,
                                            6.5%, 1/17/17                                  2,726,471
   1,930,000                    BBB-/Baa2   Hospitality Properties Trust,
                                            5.0%, 8/15/22                                  2,041,791
   2,865,000                    BBB-/Baa3   Senior Housing Properties Trust,
                                            6.75%, 4/15/20                                 3,309,932
                                                                                      --------------
                                                                                      $    9,917,497
                                                                                      --------------
                                            Total Real Estate                         $   28,826,341
----------------------------------------------------------------------------------------------------
                                            SOFTWARE &
                                            SERVICES -- 0.0%+
                                            Home Entertainment
                                            Software -- 0.0%+
     650,000                      BB+/Ba2   Activision Blizzard, Inc., 6.125%,
                                            9/15/23 (144A)                            $      715,000
                                                                                      --------------
                                            Total Software & Services                 $      715,000
----------------------------------------------------------------------------------------------------
                                            TECHNOLOGY HARDWARE
                                            & EQUIPMENT -- 0.3%
                                            Communications Equipment -- 0.2%
   3,485,000                       AA-/A1   Cisco Systems, Inc., 3.625%, 3/4/24       $    3,582,071
----------------------------------------------------------------------------------------------------
                                            Computer Hardware -- 0.1%
   2,100,000                       BB/Ba3   NCR Corp., 4.625%, 2/15/21                $    2,115,750
                                                                                      --------------
                                            Total Technology Hardware
                                            & Equipment                               $    5,697,821
----------------------------------------------------------------------------------------------------
                                            SEMICONDUCTORS &
                                            SEMICONDUCTOR EQUIPMENT -- 0.2%
                                            Semiconductor Equipment -- 0.2%
   3,100,000                    BBB+/Baa1   KLA-Tencor Corp., 6.9%, 5/1/18            $    3,647,342
                                                                                      --------------
                                            Total Semiconductors &
                                            Semiconductor Equipment                   $    3,647,342
----------------------------------------------------------------------------------------------------
                                            TELECOMMUNICATION
                                            SERVICES -- 1.4%
                                            Integrated Telecommunication
                                            Services -- 1.1%
     469,000                         B/B3   Cincinnati Bell, Inc.,
                                            8.375%, 10/15/20                          $      514,141
   3,355,000                        NR/A2   GTP Acquisition Partners I LLC,
                                            4.347%, 6/15/16 (144A)                         3,469,875

The accompanying notes are an integral part of these financial statements.

52 Pioneer Bond Fund | Annual Report | 6/30/14

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Integrated Telecommunication
                                            Services -- (continued)
     786,823                        NR/NR   GTP Cellular Sites LLC, 3.721%,
                                            3/15/17 (144A)                            $      824,172
   3,950,000                        NR/A2   GTP Towers Issuer LLC, 4.436%,
                                            2/15/15 (144A)                                 4,014,176
   2,750,000                     BBB/Baa2   Telefonica Emisiones SAU,
                                            6.221%, 7/3/17                                 3,111,999
   1,500,000                        NR/NR   Unison Ground Lease Funding LLC,
                                            2.981%, 3/15/20 (144A)                         1,512,405
   3,460,000                    BBB+/Baa1   Verizon Communications, Inc.,
                                            6.55%, 9/15/43                                 4,354,206
                                                                                      --------------
                                                                                      $   17,800,974
----------------------------------------------------------------------------------------------------
                                            Wireless Telecommunication
                                            Services -- 0.3%
   3,015,000                        NR/A2   Crown Castle Towers LLC, 4.883%,
                                            8/15/20 (144A)                            $    3,330,309
   1,625,000                        NR/A2   Crown Castle Towers LLC, 6.113%,
                                            1/15/20 (144A)                                 1,912,667
                                                                                      --------------
                                                                                      $    5,242,976
                                                                                      --------------
                                            Total Telecommunication Services          $   23,043,950
----------------------------------------------------------------------------------------------------
                                            UTILITIES -- 2.5%
                                            Electric Utilities -- 1.5%
     980,000                        A-/A2   Commonwealth Edison Co.,
                                            6.15%, 9/15/17                            $    1,126,104
     589,337                    BBB-/Baa3   Crockett Cogeneration LP, 5.869%,
                                            3/30/25 (144A)                                   635,323
   4,250,000                       A+/Aa3   Electricite de France SA, 6.0%,
                                            1/22/14 (144A)                                 4,799,359
   2,150,000          5.25        BBB+/A3   Electricite de France SA, Floating
                                            Rate Note (Perpetual) (144A)                   2,193,280
   3,365,000                     BBB/Baa2   Enel Finance International NV,
                                            5.125%, 10/7/19 (144A)                         3,788,556
   2,320,000          8.75        BB+/Ba1   Enel S.p.A., Floating Rate Note,
                                            9/24/73 (144A)                                 2,731,800
     653,846                      BB/Baa3   FPL Energy American Wind LLC,
                                            6.639%, 6/20/23 (144A)                           669,352
      95,911                       B-/Ba2   FPL Energy Wind Funding LLC,
                                            6.876%, 6/27/17 (144A)                            94,592
   1,925,000                     BB+/Baa3   Israel Electric Corp., Ltd., 7.25%,
                                            1/15/19 (144A)                                 2,187,281
     610,000                     BB+/Baa3   Israel Electric Corp., Ltd., 9.375%,
                                            1/28/20 (144A)                                   761,341
     910,000                         A/A2   Nevada Power Co., 6.5%, 8/1/18                 1,075,965
     662,691                        NR/NR   Orcal Geothermal, Inc., 6.21%,
                                            12/30/20 (144A)                                  675,945

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 53

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Electric Utilities -- (continued)
   2,690,000                     BBB/Baa2   Public Service Co. of New Mexico,
                                            7.95%, 5/15/18                            $    3,229,625
   2,200,000          6.25      BBB-/Baa1   Southern California Edison Co.,
                                            Floating Rate Note (Perpetual)                 2,387,000
                                                                                      --------------
                                                                                      $   26,355,523
----------------------------------------------------------------------------------------------------
                                            Gas Utilities -- 0.3%
   2,125,000                    BBB-/Baa3   DCP Midstream Operating LP,
                                            5.6%, 4/1/44                              $    2,347,581
   2,239,480                        A+/A1   Nakilat, Inc., 6.267%,
                                            12/31/33 (144A)                                2,449,431
                                                                                      --------------
                                                                                      $    4,797,012
----------------------------------------------------------------------------------------------------
                                            Multi-Utilities -- 0.3%
   5,055,000                      BBB+/A3   New York State Electric & Gas Corp.,
                                            6.15%, 12/15/17 (144A)                    $    5,534,371
    282,205                         NR/NR   Ormat Funding Corp., 8.25%, 12/30/20             280,794
                                                                                      --------------
                                                                                      $    5,815,165
----------------------------------------------------------------------------------------------------
                                            Independent Power Producers
                                            & Energy Traders -- 0.4%
    580,440                       BBB-/NR   Alta Wind Holdings LLC, 7.0%,
                                            6/30/35 (144A)                            $      643,821
   1,944,463                    BBB-/Baa3   Kiowa Power Partners LLC, 5.737%,
                                            3/30/21 (144A)                                 2,110,755
   1,016,000                      BB+/Ba1   NSG Holdings LLC, 7.75%,
                                            12/15/25 (144A)                                1,097,280
   2,291,212                    BBB-/Baa3   Panoche Energy Center LLC, 6.885%,
                                            7/31/29 (144A)                                 2,557,650
                                                                                      --------------
                                                                                      $    6,409,506
                                                                                      --------------
                                            Total Utilities                           $   43,377,206
----------------------------------------------------------------------------------------------------
                                            TOTAL CORPORATE BONDS
                                            (Cost $531,289,546)                       $  578,553,612
----------------------------------------------------------------------------------------------------
                                            U.S. GOVERNMENT AND
                                            AGENCY OBLIGATIONS -- 24.5%
  15,000,000                      AAA/Aaa   Fannie Mae, 30YR Pool, 4.5%, TBA          $   16,244,535
  30,000,000                      AAA/Aaa   Fannie Mae, 30YR Pool 5.0%, TBA               33,314,064
  36,502,804                      AAA/Aaa   Fannie Mae, 3.0%, 7/17/14-12/1/42             36,327,218
  34,356,264                        NR/NR   Fannie Mae, 3.5%, 7/17/14-2/1/44              35,749,106
  40,819,057                      AAA/Aaa   Fannie Mae, 4.0%, 7/1/18-5/1/44               43,420,798
  47,953,882                      AAA/Aaa   Fannie Mae, 4.5%, 11/1/20-12/1/43             51,974,154
  17,639,366                      AA+/Aaa   Fannie Mae, 5.0%, 12/1/17-2/1/41              19,540,147
   4,192,394                      AA+/Aaa   Fannie Mae, 5.5%, 9/1/17-6/1/36                4,652,250
   4,050,865                      AA+/Aaa   Fannie Mae, 6.0%, 6/1/16-7/1/38                4,582,449
     894,763                      AA+/Aaa   Fannie Mae, 6.5%, 1/1/15-11/1/37               1,009,892
     114,806                      AA+/Aaa   Fannie Mae, 7.0%, 7/1/21-1/1/32                  128,944

The accompanying notes are an integral part of these financial statements.

54 Pioneer Bond Fund | Annual Report | 6/30/14

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            U.S. Government and
                                            Agency Obligations -- (continued)
       1,002                      AA+/Aaa   Fannie Mae, 7.5%, 8/1/20                  $        1,085
      16,788                      AAA/Aaa   Fannie Mae, 8.0%, 4/1/20-5/1/31                   19,261
   6,551,694                        NR/NR   Federal Home Loan Mortgage Corp.,
                                            3.5%, 11/1/28-8/1/43                           6,810,621
  13,120,251                        NR/NR   Federal Home Loan Mortgage Corp.,
                                            4.0%, 1/1/44-5/1/44                           13,918,271
  20,705,651                      AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                            4.5%, 3/1/20-11/1/43                          22,411,245
   3,587,555                      AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                            5.0%, 10/1/20-10/1/38                          3,933,363
   1,457,209                      AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                            5.5%, 12/1/18-11/1/35                          1,612,720
   3,549,872                      AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                            6.0%, 5/1/17-12/1/36                           4,007,440
     314,513                      AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                            6.5%, 11/1/30-4/1/34                             354,450
     391,251                      AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                            7.0%, 8/1/22-11/1/30                             430,182
   1,597,399                      AA+/Aaa   Federal National Mortgage Association,
                                            5.0%, 8/1/40                                   1,775,686
  15,000,000                        NR/NR   Government National Mortgage
                                            Association I, 4.0%, 7/21/14                  16,021,875
   7,413,687                        NR/NR   Government National Mortgage
                                            Association I, 4.5%, 7/15/33-8/15/41           8,102,053
   1,478,888                      AA+/Aaa   Government National Mortgage
                                            Association I, 5.0%,
                                            10/15/18-4/15/35                               1,629,829
   6,030,922                      AA+/Aaa   Government National Mortgage
                                            Association I, 5.5%,
                                            10/15/17-10/15/35                              6,693,305
   6,597,021                      AA+/Aaa   Government National Mortgage
                                            Association I, 6.0%,
                                            3/15/17-10/15/36                               7,550,099
   3,259,854                      AAA/Aaa   Government National Mortgage
                                            Association I, 6.5%,
                                            1/15/29-7/15/35                                3,755,910
     556,421                      AA+/Aaa   Government National Mortgage
                                            Association I, 7.0%,
                                            8/15/28-5/15/32                                  635,290
     105,117                      AAA/Aaa   Government National Mortgage
                                            Association I, 7.5%,
                                            2/15/26-12/15/31                                 116,150
       2,470                      AA+/Aaa   Government National Mortgage
                                            Association I, 7.75%, 2/15/30                      2,538
   3,739,371                      AA+/Aaa   Government National Mortgage
                                            Association II, 4.5%,
                                            12/20/34-9/20/41                               4,095,623

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 55

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            U.S. Government and
                                            Agency Obligations -- (continued)
   1,258,305                      AA+/Aaa   Government National Mortgage
                                            Association II, 5.5%,
                                            10/20/19-4/20/34                          $    1,377,067
      47,653                      AAA/Aaa   Government National Mortgage
                                            Association II, 6.5%,
                                            2/20/29-4/20/29                                   55,477
     106,118                      AAA/Aaa   Government National Mortgage
                                            Association II, 7.0%, 1/20/29                    123,321
     100,956                      AA+/Aaa   Government National Mortgage
                                            Association II, 7.0%, 11/20/28                   117,305
       3,036                      AA+/Aaa   Government National Mortgage
                                            Association II, 7.0%, 12/20/30                     3,580
  10,375,000                       NR/Aaa   U.S. Treasury Bonds, 2.875%, 5/15/43           9,480,156
   2,000,000                       NR/Aaa   U.S. Treasury Bonds, 3.125%, 2/15/43           1,925,312
   7,620,000                      AA+/Aaa   U.S. Treasury Bonds, 4.25%, 5/15/39            8,947,549
   1,365,000                      AA+/Aaa   U.S. Treasury Bonds, 4.375%, 11/15/39          1,634,588
   4,650,000                      AA+/Aaa   U.S. Treasury Bonds, 4.375%, 2/15/38           5,551,663
   2,000,000                      AA+/Aaa   U.S. Treasury Bonds, 4.375%, 5/15/40           2,398,438
   8,435,000                      AA+/Aaa   U.S. Treasury Bonds, 4.5%, 5/15/38            10,256,437
   9,068,000                      AA+/Aaa   U.S. Treasury Bonds, 4.5%, 8/15/39            11,053,040
   4,000,000                      AA+/Aaa   U.S. Treasury Bonds, 4.625%, 2/15/40           4,974,376
   4,000,000                      AA+/Aaa   U.S. Treasury Bonds, 5.375%, 2/15/31           5,251,876
   6,000,000                       NR/Aaa   U.S. Treasury Notes, 2.75%, 2/15/24            6,136,404
                                                                                      --------------
                                                                                      $  420,107,142
----------------------------------------------------------------------------------------------------
                                            TOTAL U.S. GOVERNMENT AND
                                            AGENCY OBLIGATIONS
                                            (Cost $404,780,763)                       $  420,107,142
----------------------------------------------------------------------------------------------------
                                            MUNICIPAL BONDS -- 4.2%
                                            Municipal Airport -- 0.1%
   1,000,000                     BBB/Baa1   Indianapolis Airport Authority,
                                            5.1%, 1/15/17                             $    1,102,170
----------------------------------------------------------------------------------------------------
                                            Municipal Development -- 0.9%
   2,925,000                      AA-/Aa3   California Statewide Communities
                                            Development Authority, 6.0%, 8/15/42      $    3,506,636
   2,350,000                     BBB/Baa3   Louisiana Local Government
                                            Environmental Facilities & Community
                                            Development Authority, 6.5%, 11/1/35           2,698,458
   4,500,000                        AA/A2   New Jersey Economic Development
                                            Authority, 2/15/18 (d)                         4,142,205
   2,560,000                     BBB/Baa1   Parish of St. John the Baptist
                                            Louisiana, 5.125%, 6/1/37                      2,681,677
   2,310,000                     BBB/Baa2   Selma Industrial Development Board,
                                            5.8%, 5/1/34                                   2,571,376
                                                                                      --------------
                                                                                      $   15,600,352
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

56 Pioneer Bond Fund | Annual Report | 6/30/14

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Municipal Education -- 0.0%+
     525,000                      AA+/Aaa   Amherst College, 3.794%, 11/1/42          $      479,449
----------------------------------------------------------------------------------------------------
                                            Municipal General -- 0.9%
   4,075,000                        AA/A2   JobsOhio Beverage System,
                                            3.985%, 1/1/29                            $    4,108,048
   1,035,000                        AA/A2   JobsOhio Beverage System,
                                            4.532%, 1/1/35                                 1,071,122
   2,750,000                         A/A2   New Jersey Transportation Trust Fund
                                            Authority, 5.5%, 6/15/41                       3,051,180
   2,400,000                      AAA/Aa1   New York City Transitional Finance
                                            Authority Future Tax Secured Revenue,
                                            5.0%, 11/1/33                                  2,729,352
   1,050,000                       BBB/A3   Texas Municipal Gas Acquisition &
                                            Supply Corp. III, 5.0%, 12/15/30               1,120,822
   2,100,000                       BBB/A3   Texas Municipal Gas Acquisition &
                                            Supply Corp. III, 5.0%, 12/15/31               2,229,276
                                                                                      --------------
                                                                                      $   14,309,800
----------------------------------------------------------------------------------------------------
                                            Higher Municipal Education -- 1.7%
   1,025,000                        A+/NR   Baylor University, 4.313%, 3/1/42         $      994,404
   1,980,000                      AAA/Aaa   California Educational Facilities
                                            Authority, 5.0%, 6/1/43                        2,517,412
   1,500,000                      AAA/Aaa   Houston Higher Education Finance
                                            Corp., 5.0%, 5/15/40                           1,675,470
   1,200,000                      AAA/Aaa   Massachusetts Development Finance
                                            Agency, 5.0%, 10/15/40                         1,369,188
   6,500,000                      AAA/Aaa   Massachusetts Health & Educational
                                            Facilities Authority, 5.5%, 11/15/36           7,533,370
   1,425,000                      AAA/Aaa   Massachusetts Health & Educational
                                            Facilities Authority, 5.5%, 7/1/32             1,894,138
   1,000,000                      AAA/Aaa   Massachusetts Health & Educational
                                            Facilities Authority, 6.0%, 7/1/36             1,181,040
   1,100,000                      AAA/Aaa   Massachusetts Institute of Technology,
                                            5.6%, 7/1/11                                   1,380,372
   1,600,000                       AA/Aa1   New York State Dormitory Authority
                                            Series A, 5.0%, 7/1/40                         1,809,568
     800,000                      AAA/Aaa   Permanent University Fund,
                                            5.0%, 7/1/30                                     958,128
   3,095,000                      AAA/Aaa   President and Fellows of Harvard
                                            College, 6.3%, 10/1/37                         3,404,314
   1,900,000                        A+/A1   The George Washington University,
                                            1.827%, 9/15/17                                1,897,158
     525,000                      AAA/Aaa   The University of Texas System,
                                            5.0%, 8/15/43                                    586,945
   2,600,000                       AA/Aa2   University of California,
                                            3.38%, 5/15/28                                 2,453,438
                                                                                      --------------
                                                                                      $   29,654,945
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 57

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Municipal Medical -- 0.2%
     325,000                       AA-/A1   Massachusetts Development Finance
                                            Agency, 5.25%, 4/1/37                     $      356,262
     550,000                       AA-/A1   Massachusetts Development Finance
                                            Agency, 5.375%, 4/1/41                           604,054
   1,765,000                      AA-/Aa2   Ohio Higher Educational Facility
                                            Commission, 5.0%, 1/1/42                       1,935,128
                                                                                      --------------
                                                                                      $    2,895,444
----------------------------------------------------------------------------------------------------
                                            Municipal Pollution -- 0.3%
     995,000                      A-/Baa1   County of Sweetwater Wyoming,
                                            5.6%, 12/1/35                             $    1,017,686
   3,965,000          5.95         BBB/NR   Port Freeport Texas, Floating Rate
                                            Note, 5/15/33                                  4,345,362
                                                                                      --------------
                                                                                      $    5,363,048
----------------------------------------------------------------------------------------------------
                                            Municipal Transportation -- 0.1%
     600,000                      AA-/Aa3   Port Authority of New York & New
                                            Jersey, 4.458%, 10/1/62                   $      611,562
   1,000,000                      AAA/Aaa   Texas Transportation Commission
                                            State Highway Fund, 5.0%, 4/1/33               1,165,220
                                                                                      --------------
                                                                                      $    1,776,782
----------------------------------------------------------------------------------------------------
                                            Municipal Obligation -- 0.0%+
     560,000                      AA+/Aa1   State of Washington, 3.0%, 7/1/28         $      558,589
----------------------------------------------------------------------------------------------------
                                            TOTAL MUNICIPAL BONDS
                                            (Cost $65,916,235)                        $   71,740,579
----------------------------------------------------------------------------------------------------
                                            SENIOR FLOATING RATE
                                            LOAN INTERESTS -- 4.1%**
                                            ENERGY -- 0.2%
                                            Integrated Oil & Gas -- 0.1%
   1,280,173          4.50       BBB/Baa2   Glenn Pool Oil & Gas Trust, Term
                                            Loan, 5/2/16                              $    1,289,775
----------------------------------------------------------------------------------------------------
                                            Oil & Gas Refining
                                            & Marketing -- 0.1%
   1,431,555          3.75         BB/Ba2   Pilot Travel Centers LLC, Refinancing
                                            Tranche B Term Loan, 3/30/18              $    1,436,011
                                                                                      --------------
                                            Total Energy                              $    2,725,786
----------------------------------------------------------------------------------------------------
                                            MATERIALS -- 0.2%
                                            Commodity Chemicals -- 0.1%
     772,669          4.00       BBB-/Ba2   Tronox Pigments BV, New Term
                                            Loan, 3/19/20                             $      774,987
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

58 Pioneer Bond Fund | Annual Report | 6/30/14

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Specialty Chemicals -- 0.1%
     801,537          3.50        BB+/Ba1   Chemtura Corp., New Term
                                            Loan, 8/29/16                             $      804,042
     254,694          2.69        BB+/Ba2   Huntsman International LLC, Extended
                                            Term B Loan, 4/19/17                             254,438
     239,945          1.23       BBB-/Ba2   WR Grace & Co., Delayed Draw Term
                                            Loan, 1/23/21                                    239,765
     670,166          3.00       BBB-/Ba2   WR Grace & Co., U.S. Term
                                            Loan, 1/23/21                                    669,664
                                                                                      --------------
                                                                                      $    1,967,909
----------------------------------------------------------------------------------------------------
                                            Metal & Glass Containers -- 0.0%+
     418,625          4.50           B/B1   BWAY Holding Co., Initial Term
                                            Loan, 8/31/17                             $      420,718
                                                                                      --------------
                                            Total Materials                           $    3,163,614
----------------------------------------------------------------------------------------------------
                                            CAPITAL GOODS -- 0.3%
                                            Aerospace & Defense -- 0.3%
     647,771          6.50          B+/B1   TASC, Inc.,/VA, 1st Lien Term
                                            Loan B, 5/12/20                           $      638,459
   1,344,309          5.00           B/B2   DAE Aviation Holdings, Inc.,
                                            Replacement Tranche B-1
                                            Loan, 11/2/18                                  1,360,272
   1,303,500          3.75       BBB-/Ba2   DigitalGlobe, Inc., Term Loan, 1/25/20         1,308,177
     493,569          6.25         B+/Ba2   DynCorp International, Inc., Term
                                            Loan, 7/7/16                                     495,496
     635,375          3.25        BB+/Ba1   Spirit AeroSystems, Inc., Term
                                            Loan B, 9/30/20                                  634,482
     609,421          5.00           B/NR   Standard Aero, Ltd., Replacement
                                            Tranche B-2 Loan, 11/2/18                        617,039
                                                                                      --------------
                                                                                      $    5,053,925
----------------------------------------------------------------------------------------------------
                                            Trading Companies
                                            & Distributors -- 0.0%+
     590,405          3.75         BB/Ba3   WESCO Distribution, Inc., Tranche
                                            B-1 Loan, 12/12/19                        $      591,660
                                                                                      --------------
                                            Total Capital Goods                       $    5,645,585
----------------------------------------------------------------------------------------------------
                                            AUTOMOBILES
                                            & COMPONENTS -- 0.6%
                                            Auto Parts & Equipment -- 0.2%
   1,142,918          3.75         B+/Ba3   Allison Transmission, Inc., Term B-3
                                            Loan, 8/23/19                             $    1,147,376
     646,298          3.75         BB/Ba2   Gates Investments LLC, Term B-2
                                            Loan, 9/29/16                                    647,752
     828,179          5.50          NR/NR   TI Group Automotive Systems LLC,
                                            Additional Term Loan, 3/27/19                    832,310
                                                                                      --------------
                                                                                      $    2,627,438
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 59

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Tires & Rubber -- 0.2%
   4,190,000          4.75         BB/Ba1   The Goodyear Tire & Rubber Co., Term
                                            Loan (Second Lien), 3/27/19               $    4,221,391
----------------------------------------------------------------------------------------------------
                                            Automobile Manufacturers -- 0.2%
   3,797,550          3.50        BB+/Ba1   Chrysler Group LLC, Term
                                            Loan B, 5/24/17                           $    3,817,218
                                                                                      --------------
                                            Total Automobiles & Components            $   10,666,047
----------------------------------------------------------------------------------------------------
                                            CONSUMER DURABLES
                                            & APPAREL -- 0.0%+
                                            Apparel, Accessories
                                            & Luxury Goods -- 0.0%+
     609,363          3.25       BBB-/Ba1   PVH Corp., Tranche B Term
                                            Loan, 12/19/19                            $      614,441
                                                                                      --------------
                                            Total Consumer Durables & Apparel         $      614,441
----------------------------------------------------------------------------------------------------
                                            CONSUMER SERVICES -- 0.1%
                                            Casinos & Gaming -- 0.1%
     894,913          3.75        BB+/Ba2   Pinnacle Entertainment, Inc., Tranche
                                            B-2 Term Loan, 8/13/20                    $      897,520
----------------------------------------------------------------------------------------------------
                                            Restaurants -- 0.0%+
     481,425          3.75         BB/Ba3   Burger King Corp., Tranche B Term
                                            Loan (2012), 9/28/19                      $      483,797
                                                                                      --------------
                                            Total Consumer Services                   $    1,381,317
----------------------------------------------------------------------------------------------------
                                            MEDIA -- 0.5%
                                            Advertising -- 0.1%
   1,070,296          6.75           B/NR   Affinion Group, Inc., Tranche B Term
                                            Loan, 4/30/18                             $    1,076,735
----------------------------------------------------------------------------------------------------
                                            Broadcasting -- 0.1%
   2,277,434          4.00          B+/NR   Univision Communications, Inc.,
                                            Replacement First-Lien Term
                                            Loan, 3/1/20                              $    2,278,502
----------------------------------------------------------------------------------------------------
                                            Cable & Satellite -- 0.1%
   1,707,750          3.00       BB+/Baa3   Charter Communications Operating
                                            LLC, Term F Loan, 1/1/21                  $    1,685,336
     161,107          4.75          B/Ba3   WideOpenWest Finance LLC, Term B
                                            Loan, 4/1/19                                     161,976
                                                                                      --------------
                                                                                      $    1,847,312
----------------------------------------------------------------------------------------------------
                                            Movies & Entertainment -- 0.1%
     510,262          3.75        NR/Baa3   Cinedigm Digital Funding I LLC, Term
                                            Loan, 2/28/18                             $      511,219
   1,414,313          3.50         BB/Ba2   Live Nation Entertainment, Inc., Term
                                            B-1 Loan, 8/17/20                              1,416,375
                                                                                      --------------
                                                                                      $    1,927,594
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

60 Pioneer Bond Fund | Annual Report | 6/30/14

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Publishing -- 0.1%
     750,547          4.75          B+/B2   Interactive Data Corp., 1ST Lien Term
                                            Loan, 4/24/21                             $      757,935
                                                                                      --------------
                                            Total Media                               $    7,888,078
----------------------------------------------------------------------------------------------------
                                            FOOD, BEVERAGE & TOBACCO -- 0.1%
                                            Agricultural Products -- 0.1%
   1,251,863          3.25       BBB-/Ba2   Darling International, Inc., Term B
                                            USD Loan, 12/19/20                        $    1,253,427
----------------------------------------------------------------------------------------------------
                                            Packaged Foods & Meats -- 0.0%+
      23,700          3.25        BB-/Ba3   Pinnacle Foods Finance LLC, New
                                            Term Loan G, 4/29/20                      $       23,619
                                                                                      --------------
                                            Total Food, Beverage & Tobacco            $    1,277,046
----------------------------------------------------------------------------------------------------
                                            HOUSEHOLD &
                                            PERSONAL PRODUCTS -- 0.1%
                                            Household Products -- 0.0%+
     160,388          4.50          B-/B2   WASH Multifamily Laundry Systems
                                            LLC, U.S. Term Loan, 2/21/19              $      160,889
----------------------------------------------------------------------------------------------------
                                            Personal Products -- 0.1%
   1,433,078          4.75           B/B1   Federal Mogul Corp., 1st Lien Term
                                            Loan, 4/15/21                             $    1,435,467
     861,429          3.50        BB-/Ba3   NBTY, Inc., Term B-2 Loan, 10/1/17               863,986
                                                                                      --------------
                                                                                      $    2,299,453
                                                                                      --------------
                                            Total Household & Personal Products       $    2,460,342
----------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT
                                            & SERVICES -- 0.6%
                                            Health Care Equipment -- 0.0%+
     558,074          3.25       BBB-/Ba2   Hologic, Inc., Refinancing Tranche B
                                            Term Loan, 8/1/19                         $      558,423
----------------------------------------------------------------------------------------------------
                                            Health Care Supplies -- 0.1%
   2,144,857          5.00          B+/B1   Immucor, Inc., Term B-2 Loan, 8/19/18     $    2,160,275
----------------------------------------------------------------------------------------------------
                                            Health Care Services -- 0.1%
     253,678          3.75         BB/Ba1   Davita Healthcare Partners, Inc., 1st
                                            Lien Term Loan, 6/19/21                   $      255,196
     503,819          6.75          B+/B1   Ardent Medical Services, Inc., 1st
                                            Lien Term Loan, 5/2/18                           507,126
                                                                                      --------------
                                                                                      $      762,322
----------------------------------------------------------------------------------------------------
                                            Health Care Facilities -- 0.4%
     597,145          3.48         BB/Ba2   CHS, 2017 Term E Loan, 1/25/17            $      599,289
   3,204,578          4.25         BB/Ba2   CHS, 2021 Term D Loan, 1/27/21                 3,228,363
     742,291          2.98         BB/Ba3   HCA, Inc., Tranche B-4 Term
                                            Loan, 5/1/18                                     744,146
   1,780,161          2.90         BB/Ba3   HCA, Inc., Tranche B-5 Term
                                            Loan, 3/31/17                                  1,786,359

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 61

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Health Care Facilities -- (continued)
     704,687          2.40        BB+/Ba2   Universal Health Services, Inc.,
                                            Tranche B-1 Term Loan, 11/15/16           $      708,064
                                                                                      --------------
                                                                                      $    7,066,221
----------------------------------------------------------------------------------------------------
                                            Health Care Technology -- 0.0%+
     456,097          3.50        BB-/Ba3   IMS Health, Inc., Term B Dollar
                                            Loan, 3/17/21                             $      454,045
                                                                                      --------------
                                            Total Health Care Equipment
                                            & Services                                $   11,001,286
----------------------------------------------------------------------------------------------------
                                            PHARMACEUTICALS,
                                            BIOTECHNOLOGY
                                            & LIFE SCIENCES -- 0.2%
                                            Pharmaceuticals -- 0.2%
     389,025          3.23         BB/Ba1   Grifols Worldwide Operations USA, Inc.,
                                            U.S. Tranche B Term Loam, 4/1/21          $      389,050
   1,665,299          3.25      BBB-/Baa2   RPI Finance Trust, Term B-2 Term
                                            Loan, 5/9/18                                   1,669,662
     614,063          3.75         BB/Ba1   Valeant Pharmaceuticals
                                            International, Inc., Series C-2 Tranche
                                            B Term Loan, 12/11/19                            614,523
                                                                                      --------------
                                                                                      $    2,673,235
----------------------------------------------------------------------------------------------------
                                            Life Sciences Tools
                                            & Services -- 0.0%+
     899,887          4.50        BB-/Ba3   Catalent Pharma Solutions, Inc.,
                                            1st Lien Term Loan 5/8/21                 $      906,355
                                                                                      --------------
                                            Total Pharmaceuticals,
                                            Biotechnology & Life Sciences             $    3,579,590
----------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 0.1%
                                            Other Diversified
                                            Financial Services -- 0.1%
     999,288          5.25         BB/Ba3   WorldPay, Facility B2A Term
                                            Loan, 11/20/19                            $    1,010,530
                                                                                      --------------
                                            Total Diversified Financials              $    1,010,530
----------------------------------------------------------------------------------------------------
                                            INSURANCE -- 0.4%
                                            Insurance Brokers -- 0.4%
   6,240,331          4.25          NR/B1   USI Insurance Services LLC, Term B
                                            Loan, 12/30/19                            $    6,257,230
                                                                                      --------------
                                            Total Insurance                           $    6,257,230
----------------------------------------------------------------------------------------------------
                                            SOFTWARE & SERVICES -- 0.1%
                                            IT Consulting &
                                            Other Services -- 0.1%
     953,650          3.90         BB/Ba3   SunGard Data Systems, Inc., Tranche
                                            C Term Loan, 2/28/17                      $      957,028
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

62 Pioneer Bond Fund | Annual Report | 6/30/14

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Application Software -- 0.0%+
     372,623          2.90       BB+/Baa3   Nuance Communications, Inc., Term
                                            C Loan, 8/7/19                            $      370,993
                                                                                      --------------
                                            Total Software & Services                 $    1,328,021
----------------------------------------------------------------------------------------------------
                                            TECHNOLOGY HARDWARE
                                            & EQUIPMENT -- 0.0%+
                                            Communications Equipment -- 0.0%+
     329,000          2.73        BB+/Ba2   Commscope, Inc., Tranche 3 Term
                                            Loan, 1/21/17                             $      329,206
     493,500          3.25        BB+/Ba2   Commscope, Inc., Tranche 4 Term
                                            Loan, 1/14/18                                    495,351
                                                                                      --------------
                                                                                      $      824,557
                                                                                      --------------
                                            Total Technology Hardware
                                            & Equipment                               $      824,557
----------------------------------------------------------------------------------------------------
                                            SEMICONDUCTORS &
                                            SEMICONDUCTOR EQUIPMENT -- 0.2%
                                            Semiconductor Equipment -- 0.2%
   3,048,411          4.50          NR/B1   Aeroflex, Inc., Tranche B-1 Term
                                            Loan, 11/9/19                             $    3,063,653
----------------------------------------------------------------------------------------------------
                                            Semiconductors -- 0.0%+
     395,014          3.25        BB+/Ba2   Microsemi Corp., Term Loan
                                            (First Lien), 3/14/21                     $      393,657
                                                                                      --------------
                                            Total Semiconductors &
                                            Semiconductor Equipment                   $    3,457,310
----------------------------------------------------------------------------------------------------
                                            TELECOMMUNICATION
                                            SERVICES -- 0.1%
                                            Integrated Telecommunication
                                            Services -- 0.1%
   1,940,338          4.00        BB-/Ba3   Cincinnati Bell, Inc., Tranche B Term
                                            Loan, 9/10/20                             $    1,942,965
                                                                                      --------------
                                            Total Telecommunication Services          $    1,942,965
----------------------------------------------------------------------------------------------------
                                            UTILITIES -- 0.3%
                                            Electric Utilities -- 0.2%
     992,440          1.50          NR/NR   Texas Competitive Electric Holdings
                                            Co., LLC, DIP Delay Draw Term
                                            Loan, 5/5/16                              $      996,782
   1,285,660          3.75       BB+/Baa3   Texas Competitive Electric Holdings
                                            Co., LLC, DIP Delayed Draw Term Loan
                                            (2014), 5/5/16                                 1,293,294
                                                                                      --------------
                                                                                      $    2,290,076
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 63

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Independent Power Producers
                                            & Energy Traders -- 0.1%
   1,329,200          2.75       BB+/Baa3   NRG Energy, Inc., Term Loan
                                            (2013), 7/1/18                            $    1,327,910
     784,624          3.75        BB+/Ba1   NSG Holdings LLC, New Term
                                            Loan, 12/11/19                                   785,604
                                                                                      $    2,113,514
                                                                                      --------------
                                            Total Utilities                           $    4,403,590
----------------------------------------------------------------------------------------------------
                                            TOTAL SENIOR FLOATING
                                            RATE LOAN INTERESTS
                                            (Cost $68,131,570)                        $   69,627,335
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Shares
----------------------------------------------------------------------------------------------------
                                            RIGHTS / WARRANTS -- 0.0%+
                                            AUTOMOBILES &
                                            COMPONENTS -- 0.0%+
                                            Auto Parts & Equipment -- 0.0%+
         247                                Lear Corp., 11/9/14                       $       43,771
----------------------------------------------------------------------------------------------------
                                            TOTAL RIGHTS / WARRANTS
                                            (Cost $13,341)                            $       43,771
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Principal
Amount ($)
----------------------------------------------------------------------------------------------------
                                            TEMPORARY CASH
                                            INVESTMENTS -- 3.8%
                                            Repurchase Agreements -- 3.8%
  50,000,000                                Royal Bank of Canada, 0.08%, dated
                                            6/30/14, repurchase price of
                                            $50,000,000 plus accrued interest
                                            on 7/1/14 collateralized by the
                                            following: $32,705,533 Federal
                                            National Mortgage Association,
                                            3.00-5.00%, 6/1/27-5/1/44
                                            $14,567,502 Freddie Mac Giant,
                                            3.50-4.00%, 9/1/42-6/1/44
                                            $3,726,965 Government National
                                            Mortgage Association, 6.00%, 5/20/44      $   50,000,000
  15,000,000                                TD Securities USA LLC, 0.09%, dated
                                            6/30/14, repurchase price of
                                            $15,000,000 plus accrued interest
                                            on 7/1/14 collateralized by
                                            $15,300,000 Federal National
                                            Mortgage Association, 3.50-4.00%,
                                            9/1/26-10/1/33                                15,000,000
                                                                                      --------------
                                                                                      $   65,000,000
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

64 Pioneer Bond Fund | Annual Report | 6/30/14

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            TOTAL TEMPORARY
                                            CASH INVESTMENTS
                                            (Cost $65,000,000)                        $   65,000,000
----------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENT
                                            IN SECURITIES -- 97.7%
                                            (Cost $1,596,709,189) (a)                 $1,676,127,883
----------------------------------------------------------------------------------------------------
                                            OTHER ASSETS & LIABILITIES -- 2.3%        $   38,710,812
----------------------------------------------------------------------------------------------------
                                            TOTAL NET ASSETS -- 100.0%                $1,714,838,695
====================================================================================================

TBA         To Be Announced.

NR          Not rated by either S&P or Moody's.

REIT        Real Estate Investment Trust.

+           Rounds to less than 0.01%.

(Perpetual) Security with no stated maturity date.

(Cat Bond)  Catastrophe bond is a high-yield debt instrument that is usually insurance linked and used to raise money in case of a catastrophe.

(Step) Stepup bond issued with an initial coupon rate which converts to a higher rate at a later date.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2014, the value of these securities amounted to $391,494,294 or 22.8% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks,
            (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At June 30, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,599,359,040 was as follows:

              Aggregate gross unrealized appreciation for all investments in which
                 there is an excess of value over tax cost                            $83,623,494

              Aggregate gross unrealized depreciation for all investments in which
                 there is an excess of tax cost over value                             (6,854,651)
                                                                                      -----------
              Net unrealized appreciation                                             $76,768,843
                                                                                      ===========

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 65

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security represents the interest only portion of payments on a pool of underlying mortgages or mortgage-backed securities.

(d) Security issued with a zero coupon. Income is earned through accretion of discount.

(e) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes to Financial Statements -- Note 1A.

Purchases and sales of securities (excluding temporary cash investments) for the year ended June 30, 2014 were as follows:

            --------------------------------------------------------------------
                                                      Purchases      Sales
            --------------------------------------------------------------------
            Long-Term U.S. Government Securities      397,141,662    200,117,941
            Other Long-Term Securities                344,205,591    423,447,874

CREDIT DEFAULT SWAP AGREEMENTS -- BUY PROTECTION

------------------------------------------------------------------------------------------------------------
                                                                                Premiums     Net Unrealized
Notional                           Obligation                      Expiration   Received     Appreciation
Principal ($)   Counterparty       Entity/Index           Coupon   Date         (Paid)       (Depreciation)
------------------------------------------------------------------------------------------------------------
(8,100,000)     JP Morgan          MARKIT CME North
                  Securities LLC     America High Yield   5.00%    6/20/19      $(613,955)   $(99,974)
------------------------------------------------------------------------------------------------------------
                                                                                $(613,955)   $(99,974)
------------------------------------------------------------------------------------------------------------

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 -- quoted prices in active markets for identical securities.

    Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

66 Pioneer Bond Fund | Annual Report | 6/30/14

The following is a summary of the inputs used as of June 30, 2014, in valuing the Fund's assets:

----------------------------------------------------------------------------------------------------
                                 Level 1         Level 2             Level 3         Total
----------------------------------------------------------------------------------------------------
Convertible Corporate Bonds      $           --  $       5,873,766   $           --  $    5,873,766
Preferred Stocks
    Banks
        Regional Banks                       --          2,914,626               --       2,914,626
    Insurance
        Life & Health Insurance              --          3,782,526               --       3,782,526
        Reinsurance                          --                 --        2,081,052       2,081,052
    All Other Preferred Stocks       34,907,389         34,907,389
Convertible Preferred Stocks          6,810,540                 --               --       6,810,540
Asset Backed Securities                      --        112,940,037               --     112,940,037
Collateralized Mortgage
    Obligations                              --        301,745,508               --     301,745,508
Corporate Bonds
    Diversified Financials
        Other Diversified
           Financial Services                --                 --          934,199         934,199
    Insurance
        Property & Casualty
           Insurance                         --                 --        2,121,510       2,121,510
        Reinsurance                   1,327,894          1,327,894
All Other Corporate Bonds                    --        574,170,009               --     574,170,009
U.S. Government Agency
    Obligations                              --        420,107,142               --     420,107,142
Municipal Bonds                              --         71,740,579               --      71,740,579
Senior Floating Rate
    Loan Interests                           --         69,627,335               --      69,627,335
Rights/Warrants                          43,771                 --               --          43,771
Repurchase Agreements                        --         65,000,000               --      65,000,000
----------------------------------------------------------------------------------------------------
Total                            $   41,761,700  $   1,627,901,528   $    6,464,655  $1,676,127,883
====================================================================================================
Other Financial Instruments
Net unrealized Appreciation
    on Futures Contracts         $      958,062  $              --   $           --  $      958,062
Net unrealized Depreciation
    on Swap Contracts                        --            (99,974)              --         (99,974)
----------------------------------------------------------------------------------------------------
Total Other Financial
    Instruments                  $      958,062  $         (99,974)  $           --  $      858,088
====================================================================================================

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 67

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

----------------------------------------------------------------------------------------------------
                                                         Preferred       Corporate
                                                         Stocks          Bonds          Total
----------------------------------------------------------------------------------------------------
Balance as of 6/30/13                                    $ 2,241,535     $  787,549     $ 3,029,084
Realized gain (loss)(1)                                       96,739             --          96,739
Change in unrealized appreciation (depreciation)(2)          120,718        242,054         362,772
Purchases                                                  1,497,900      3,354,000       4,851,900
Sales                                                     (1,875,840)            --      (1,875,840)
Transfers in and out of Level 3**                                 --             --              --
----------------------------------------------------------------------------------------------------
Balance as of 6/30/14                                    $ 2,081,052     $4,383,603     $ 6,464,655
====================================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

**   Transfers are calculated on the beginning of period values.

     During the year ended June 30, 2014, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments still
     held as of 6/30/14                                                                 $   362,772
                                                                                        -----------

The accompanying notes are an integral part of these financial statements.

68 Pioneer Bond Fund | Annual Report | 6/30/14 68

Statement of Assets and Liabilities | 6/30/14

ASSETS:
  Investment in securities (cost $1,596,709,189)                       $1,676,127,883
  Cash                                                                     76,727,368
  Futures Collateral                                                        2,298,450
  Receivables --
     Investment securities sold                                             2,735,636
     Fund shares sold                                                      34,936,721
     Interest                                                              11,003,259
     Dividends                                                                223,478
     Due from Pioneer Investment Management, Inc.                             131,324
  Net unrealized appreciation on futures contracts                            958,062
  Other assets                                                                 67,082
--------------------------------------------------------------------------------------
         Total assets                                                  $1,805,209,263
======================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                   $   86,143,558
     Fund shares repurchased                                                2,187,283
     Dividends                                                                605,287
     Variation margin                                                         178,701
  Due to affiliates                                                           415,109
  Accrued expenses                                                            126,701
  Credit default swaps, premiums received                                     613,955
  Net unrealized depreciation on swap contracts                                99,974
--------------------------------------------------------------------------------------
         Total liabilities                                             $   90,370,568
======================================================================================
NET ASSETS:
  Paid-in capital                                                      $1,643,487,624
  Distributions in excess of net investment income                         (1,372,548)
  Accumulated net realized loss on investments, swap contracts
     and futures contracts                                                 (7,553,163)
  Net unrealized appreciation on investments                               79,418,694
  Net unrealized appreciation on futures contracts                            958,062
  Net unrealized depreciation on swap contracts                               (99,974)
--------------------------------------------------------------------------------------
         Total net assets                                              $1,714,838,695
======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $706,961,729/71,549,134 shares)                    $         9.88
  Class B (based on $5,361,804/545,952 shares)                         $         9.82
  Class C (based on $73,224,472/7,493,528 shares)                      $         9.77
  Class K (based on $4,397,536/445,425 shares)                         $         9.87
  Class R (based on $48,264,026/4,841,147 shares)                      $         9.97
  Class Y (based on $871,801,321/89,060,424 shares)                    $         9.79
  Class Z (based on $4,827,807/487,524 shares)                         $         9.90
MAXIMUM OFFERING PRICE:
  Class A ($9.88 / 95.5% )                                             $        10.35
======================================================================================

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 69

Statement of Operations

For the Year Ended 6/30/14

INVESTMENT INCOME:
  Interest                                                  $65,039,791
  Dividends                                                   2,623,365
--------------------------------------------------------------------------------------
         Total investment income                                          $67,663,156
======================================================================================
EXPENSES:
  Management fees                                           $ 7,446,008
  Transfer agent fees
     Class A                                                    285,144
     Class B                                                     32,392
     Class C                                                     37,042
     Class R                                                      8,950
     Class Y                                                     56,331
     Class Z                                                      4,726
  Distribution fees
     Class A                                                  1,493,016
     Class B                                                     68,226
     Class C                                                    770,525
     Class R                                                    183,421
  Shareholder communications expense                          1,936,983
  Administrative reimbursements                                 487,793
  Custodian fees                                                107,042
  Registration fees                                             129,955
  Professional fees                                             118,144
  Printing expense                                               72,614
  Fees and expenses of nonaffiliated Trustees                    56,271
  Miscellaneous                                                 145,880
--------------------------------------------------------------------------------------
         Total expenses                                                   $13,440,463
         Less fees waived and expenses reimbursed
            by Pioneer Investment Management, Inc.                           (961,111)
--------------------------------------------------------------------------------------
         Net expenses                                                     $12,479,352
--------------------------------------------------------------------------------------
            Net investment income                                         $55,183,804
--------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND SWAP CONTRACTS:
  Net realized gain (loss) on:
     Investments                                            $16,450,006
     Futures contracts                                       (2,515,629)
     Swap contracts                                             109,554   $14,043,931
--------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                            $23,390,148
     Futures contracts                                          601,938
     Swap contracts                                            (295,480)  $23,696,606
--------------------------------------------------------------------------------------
  Net gain on investments, futures contracts and
     swap contracts                                                       $37,740,537
--------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                    $92,924,341
======================================================================================

The accompanying notes are an integral part of these financial statements.

70 Pioneer Bond Fund | Annual Report | 6/30/14

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------
                                                            Year Ended       Year Ended
                                                            6/30/14          6/30/13
--------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $   55,183,804   $   60,853,512
Net realized gain (loss) on investments, futures
  contracts and swap contracts                                  14,043,931         (151,123)
Change in net unrealized appreciation (depreciation) on
  investments, futures contracts and swap contracts             23,696,606      (14,758,493)
--------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations  $   92,924,341   $   45,943,896
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.38 and $0.37 per share, respectively)     $  (22,667,902)  $  (19,971,054)
      Class B ($0.27 and $0.27 per share, respectively)           (193,002)        (315,610)
      Class C ($0.29 and $0.29 per share, respectively)         (2,298,637)      (2,893,417)
      Class K ($0.40 and $0.21 per share, respectively)            (38,942)            (215)
      Class R ($0.34 and $0.34 per share, respectively)         (1,255,219)        (922,219)
      Class Y ($0.39 and $0.39 per share, respectively)        (32,906,308)     (36,953,978)
      Class Z ($0.40 and $0.40 per share, respectively)           (162,131)        (201,696)
--------------------------------------------------------------------------------------------
      Total distributions to shareowners                    $  (59,522,141)  $  (61,258,189)
--------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Net proceeds from sale or exchange of shares                $  666,056,558   $  622,314,487
Reinvestment of distributions                                   47,974,430       46,411,448
Cost of shares repurchased                                    (647,980,831)    (471,635,739)
--------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
          Fund share transactions                           $   66,050,157   $  197,090,196
--------------------------------------------------------------------------------------------
      Net increase in net assets                            $   99,452,357   $  181,775,903
NET ASSETS:
Beginning of year                                           $1,615,386,338   $1,433,610,435
--------------------------------------------------------------------------------------------
End of year                                                 $1,714,838,695   $1,615,386,338
============================================================================================
Undistributed (distributions in excess of)
  net investment income                                     $   (1,372,548)  $      155,624
============================================================================================

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 71

--------------------------------------------------------------------------------------------
                              '14 Shares     '14 Amount        '13 Shares     '13 Amount
--------------------------------------------------------------------------------------------
Class A
Shares sold                    33,575,403    $ 326,968,655      24,375,983    $ 241,840,642
Reinvestment of
   distributions                2,135,282       20,747,926       1,779,061       17,627,684
Less shares repurchased       (22,630,052)    (219,467,397)    (14,312,751)    (141,497,556)
--------------------------------------------------------------------------------------------
      Net increase             13,080,633    $ 128,249,184      11,842,293    $ 117,970,770
============================================================================================
Class B
Shares exchanged                   17,772    $     171,327          88,345    $     868,374
Reinvestment of
   distributions                   16,903          162,846          28,586          281,456
Less shares repurchased          (404,531)      (3,892,942)       (538,851)      (5,303,792)
--------------------------------------------------------------------------------------------
      Net decrease               (369,856)   $  (3,558,769)       (421,920)   $  (4,153,962)
============================================================================================
Class C
Shares sold                     1,238,186    $  11,902,291       2,835,146    $  27,818,936
Reinvestment of
   distributions                  176,433        1,692,531         216,666        2,124,028
Less shares repurchased        (3,094,712)     (29,662,070)     (3,614,367)     (35,367,504)
--------------------------------------------------------------------------------------------
      Net decrease             (1,680,093)   $ (16,067,248)       (562,555)   $  (5,424,540)
============================================================================================
Class K*
Shares sold                       459,929    $   4,490,799           1,007    $      10,000
Reinvestment of
   distributions                    3,958           38,794              --               --
Less shares repurchased           (19,469)        (191,302)             --               --
--------------------------------------------------------------------------------------------
      Net increase                444,418    $   4,338,291           1,007    $      10,000
============================================================================================
Class R
Shares sold                     2,689,792    $  26,402,096       1,825,311    $  18,270,357
Reinvestment of
   distributions                  119,608        1,172,422          83,994          839,417
Less shares repurchased        (1,161,793)     (11,353,848)     (1,149,162)     (11,490,246)
--------------------------------------------------------------------------------------------
      Net increase              1,647,607    $  16,220,670         760,143    $   7,619,528
============================================================================================
Class Y
Shares sold                    30,497,633    $ 293,771,461      33,476,220    $ 328,848,985
Reinvestment of
   distributions                2,494,174       24,002,560       2,580,484       25,341,202
Less shares repurchased       (39,540,727)    (379,763,123)    (28,264,359)    (276,929,646)
--------------------------------------------------------------------------------------------
      Net increase
           (decrease)          (6,548,920)   $ (61,989,102)      7,792,345    $  77,260,541
============================================================================================
Class Z
Shares sold                       241,257    $   2,349,929         468,315    $   4,657,193
Reinvestment of
   distributions                   16,156          157,351          19,896          197,661
Less shares repurchased          (377,159)      (3,650,149)       (106,004)      (1,046,995)
--------------------------------------------------------------------------------------------
      Net increase
           (decrease)            (119,746)   $  (1,142,869)        382,207    $   3,807,859
============================================================================================

*    Class K shares were first publicly offered on December 20, 2012.

The accompanying notes are an integral part of these financial statements.

72 Pioneer Bond Fund | Annual Report | 6/30/14

Financial Highlights

-----------------------------------------------------------------------------------------------------------------
                                                            Year       Year       Year       Year       Year
                                                            Ended      Ended      Ended      Ended      Ended
                                                            6/30/14    6/30/13    6/30/12    6/30/11    6/30/10
-----------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                        $   9.67   $   9.73   $   9.66   $   9.44   $   8.63
-----------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                    $   0.35   $   0.38   $   0.42   $   0.45   $   0.45
   Net realized and unrealized gain (loss) on investments       0.24      (0.07)      0.13       0.21       0.80
-----------------------------------------------------------------------------------------------------------------
Net increase from investment operations                     $   0.59   $   0.31   $   0.55   $   0.66   $   1.25
-----------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                    $  (0.38)  $  (0.37)  $  (0.43)  $  (0.44)  $  (0.44)
   Net realized gain                                              --         --      (0.05)        --         --
-----------------------------------------------------------------------------------------------------------------
Total distributions                                         $  (0.38)  $  (0.37)  $  (0.48)  $  (0.44)  $  (0.44)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $   0.21   $  (0.06)  $   0.07   $   0.22   $   0.81
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $   9.88   $   9.67   $   9.73   $   9.66   $   9.44
=================================================================================================================
Total return*                                                   6.19%      3.21%      5.91%      7.08%     14.71%
Ratio of net expenses to average net assets                     0.85%      0.85%      0.85%      0.85%      0.85%
Ratio of net investment income to average net assets            3.52%      3.77%      4.35%      4.63%      4.86%
Portfolio turnover rate                                           41%        28%        21%        36%        41%
Net assets, end of period (in thousands)                    $706,962   $565,569   $453,772   $500,905   $420,706
Ratios with no waiver of fees
   and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                               1.00%      1.01%      1.03%      1.06%      1.07%
   Net investment income                                        3.37%      3.61%      4.17%      4.42%      4.64%
=================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 73

-----------------------------------------------------------------------------------------------------------------
                                                             Year       Year       Year       Year       Year
                                                             Ended      Ended      Ended      Ended      Ended
                                                             6/30/14    6/30/13    6/30/12    6/30/11    6/30/10
-----------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                         $  9.61    $  9.67    $  9.60    $  9.38    $  8.58
-----------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                     $  0.24    $  0.27    $  0.31    $  0.35    $  0.35
   Net realized and unrealized gain (loss) on investments       0.24      (0.06)      0.14       0.21       0.79
-----------------------------------------------------------------------------------------------------------------
Net increase from investment operations                      $  0.48    $  0.21    $  0.45    $  0.56    $  1.14
-----------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.27)   $ (0.27)   $ (0.33)   $ (0.34)   $ (0.34)
   Net realized gain                                              --         --      (0.05)        --         --
-----------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.27)   $ (0.27)   $ (0.38)   $ (0.34)   $ (0.34)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.21    $ (0.06)   $  0.07    $  0.22    $  0.80
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.82    $  9.61    $  9.67    $  9.60    $  9.38
=================================================================================================================
Total return*                                                   5.11%      2.15%      4.82%      5.99%     13.47%
Ratio of net expenses to average net assets                     1.90%      1.90%      1.90%      1.90%      1.90%
Ratio of net investment income to average net assets            2.53%      2.78%      3.31%      3.59%      3.89%
Portfolio turnover rate                                           41%        28%        21%        36%        41%
Net assets, end of period (in thousands)                     $ 5,362    $ 8,805    $12,942    $18,474    $27,342
Ratios with no waiver of fees
   and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                               2.18%      2.05%      2.02%      1.95%      1.98%
   Net investment income                                        2.25%      2.63%      3.19%      3.54%      3.81%
=================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

74 Pioneer Bond Fund | Annual Report | 6/30/14

-----------------------------------------------------------------------------------------------------------------
                                                             Year        Year       Year       Year      Year
                                                             Ended       Ended      Ended      Ended     Ended
                                                             6/30/14     6/30/13    6/30/12    6/30/11   6/30/10
-----------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  9.57     $  9.63    $  9.55    $  9.34   $  8.54
-----------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                     $  0.26     $  0.29    $  0.33    $  0.36   $  0.37
   Net realized and unrealized gain (loss) on investments       0.23       (0.06)      0.15       0.20      0.78
-----------------------------------------------------------------------------------------------------------------
Net increase from investment operations                      $  0.49     $  0.23    $  0.48    $  0.56   $  1.15
-----------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.29)    $ (0.29)   $ (0.35)   $ (0.35)  $ (0.35)
   Net realized gain                                              --          --      (0.05)        --        --
-----------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.29)    $ (0.29)   $ (0.40)   $ (0.35)  $ (0.35)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.20     $ (0.06)   $  0.08    $  0.21   $  0.80
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.77     $  9.57    $  9.63    $  9.55   $  9.34
=================================================================================================================
Total return*                                                   5.20%       2.33%      5.12%      6.06%    13.63%
Ratio of net expenses to average net assets                     1.73%       1.72%      1.73%      1.73%     1.79%
Ratio of net investment income to average net assets            2.69%       2.93%      3.47%      3.75%     3.91%
Portfolio turnover rate                                           41%         28%        21%        36%       41%
Net assets, end of period (in thousands)                     $73,224     $87,763    $93,737    $82,915   $81,892
Ratios with no waiver of fees
   and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                               1.73%       1.72%      1.73%      1.73%     1.79%
   Net investment income                                        2.69%       2.93%      3.47%      3.75%     3.91%
=================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 75

-----------------------------------------------------------------------------------------------------------------
                                                                                                     12/20/12 (a)
                                                                                   Year Ended        to
                                                                                   6/30/14           6/30/13
-----------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                               $  9.67           $  9.94
-----------------------------------------------------------------------------------------------------------------
Decrease from investment operations:
   Net investment income                                                           $  0.40           $  0.20
   Net realized and unrealized loss on investments                                    0.20             (0.26)
-----------------------------------------------------------------------------------------------------------------
Net decrease from investment operations                                            $  0.60           $ (0.06)
-----------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                           $ (0.40)          $ (0.21)
   Net realized gain                                                                    --                --
-----------------------------------------------------------------------------------------------------------------
Total distributions                                                                $ (0.40)          $ (0.21)
-----------------------------------------------------------------------------------------------------------------
Net decrease in net asset value                                                    $  0.20           $ (0.27)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $  9.87           $  9.67
=================================================================================================================
Total return*                                                                         6.37%            (0.61)%(b)
Ratio of net expenses to average net assets                                           0.56%             0.57%**
Ratio of net investment income to average net assets                                  3.59%             3.86%**
Portfolio turnover rate                                                                 41%               28%
Net assets, end of period (in thousands)                                           $ 4,398           $    10
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                                     0.56%             0.57%**
   Net investment income                                                              3.59%             3.86%**
=================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

(a)  Class K shares were first publicly offered on December 20, 2012.

(b)  Not annualized.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

76 Pioneer Bond Fund | Annual Report | 6/30/14

-----------------------------------------------------------------------------------------------------------------
                                                              Year       Year       Year       Year      Year
                                                              Ended      Ended      Ended      Ended     Ended
                                                              6/30/14    6/30/13    6/30/12    6/30/11   6/30/10
-----------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                          $  9.76    $  9.82    $  9.74    $  9.52   $  8.71
-----------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                      $  0.32    $  0.34    $  0.39    $  0.41   $  0.42
   Net realized and unrealized gain (loss) on investments        0.23      (0.06)      0.14       0.22      0.80
-----------------------------------------------------------------------------------------------------------------
Net increase from investment operations                       $  0.55    $  0.28    $  0.53    $  0.63   $  1.22
-----------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                      $ (0.34)   $ (0.34)   $ (0.40)   $ (0.41)  $ (0.41)
   Net realized gain                                               --         --      (0.05)        --        --
-----------------------------------------------------------------------------------------------------------------
Total distributions                                           $ (0.34)   $ (0.34)   $ (0.45)   $ (0.41)  $ (0.41)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  0.21    $ (0.06)   $  0.08    $  0.22   $  0.81
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  9.97    $  9.76    $  9.82    $  9.74   $  9.52
=================================================================================================================
Total return*                                                    5.75%      2.80%      5.58%      6.67%    14.18%
Ratio of net expenses to average net assets                      1.25%      1.25%      1.25%      1.24%     1.25%
Ratio of net investment income to average net assets             3.12%      3.36%      3.94%      4.25%     4.50%
Portfolio turnover rate                                            41%        28%        21%        36%       41%
Net assets, end of period (in thousands)                      $48,264    $31,169    $23,892    $20,508   $18,186
Ratios with no waiver of fees
   and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                1.32%      1.35%      1.35%      1.24%     1.26%
   Net investment income                                         3.05%      3.26%      3.84%      4.25%     4.49%
=================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 77

-----------------------------------------------------------------------------------------------------------------
                                                            Year       Year       Year       Year       Year
                                                            Ended      Ended      Ended      Ended      Ended
                                                            6/30/14    6/30/13    6/30/12    6/30/11    6/30/10
-----------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                        $   9.58   $   9.65   $   9.57   $   9.36   $   8.55
-----------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                    $   0.36   $   0.39   $   0.44   $   0.47   $   0.47
   Net realized and unrealized gain (loss) on investments       0.24      (0.07)      0.14       0.20       0.79
-----------------------------------------------------------------------------------------------------------------
Net increase from investment operations                     $   0.60   $   0.32   $   0.58   $   0.67   $   1.26
-----------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                    $  (0.39)  $  (0.39)  $  (0.45)  $  (0.46)  $  (0.45)
   Net realized gain                                              --         --      (0.05)        --         --
-----------------------------------------------------------------------------------------------------------------
Total distributions                                         $  (0.39)  $  (0.39)  $  (0.50)  $  (0.46)  $  (0.45)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $   0.21   $  (0.07)  $   0.08   $   0.21   $   0.81
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $   9.79   $   9.58   $   9.65   $   9.57   $   9.36
=================================================================================================================
Total return*                                                   6.41%      3.34%      6.27%      7.25%     15.06%
Ratio of net expenses to average net assets                     0.66%      0.66%      0.65%      0.61%      0.61%
Ratio of net investment income to average net assets            3.72%      3.97%      4.55%      4.88%      5.13%
Portfolio turnover rate                                           41%        28%        21%        36%        41%
Net assets, end of period (in thousands)                    $871,801   $916,182   $847,072   $717,433   $713,869
Ratios with no waiver of fees
   and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                               0.66%      0.66%      0.65%      0.61%      0.61%
   Net investment income                                        3.72%      3.97%      4.55%      4.88%      5.13%
=================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

78 Pioneer Bond Fund | Annual Report | 6/30/14

-----------------------------------------------------------------------------------------------------------------
                                                             Year       Year       Year       Year       Year
                                                             Ended      Ended      Ended      Ended      Ended
                                                             6/30/14    6/30/13    6/30/12    6/30/11    6/30/10
-----------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                         $  9.70    $  9.76    $  9.68    $  9.46    $  8.67
-----------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                     $  0.38    $  0.40    $  0.45    $  0.47    $  0.48
   Net realized and unrealized gain (loss) on investments       0.22      (0.06)      0.14       0.21       0.77
-----------------------------------------------------------------------------------------------------------------
Net increase from investment operations                      $  0.60    $  0.34    $  0.59    $  0.68    $  1.25
-----------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.40)   $ (0.40)   $ (0.46)   $ (0.46)   $ (0.46)
   Net realized gain                                              --         --      (0.05)        --         --
-----------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.40)   $ (0.40)   $ (0.51)   $ (0.46)   $ (0.46)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.20    $ (0.06)   $  0.08    $  0.22    $  0.79
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.90    $  9.70    $  9.76    $  9.68    $  9.46
=================================================================================================================
Total return*                                                   6.29%      3.41%      6.23%      7.30%     14.68%
Ratio of net expenses to average net assets                     0.65%      0.65%      0.65%      0.65%      0.63%
Ratio of net investment income to average net assets            3.70%      3.95%      4.50%      4.82%      5.00%
Portfolio turnover rate                                           41%        28%        21%        36%        41%
Net assets, end of period (in thousands)                     $ 4,828    $ 5,889    $ 2,196    $   787    $   720
Ratios with no waiver of fees
   and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                               0.82%      0.87%      0.83%      0.72%      0.63%
   Net investment income                                        3.53%      3.73%      4.32%      4.75%      5.00%
=================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 79

Notes to Financial Statements | 6/30/14

1. Organization and Significant Accounting Policies

Pioneer Bond Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income consistent with preservation of capital.

The Fund offers seven classes of shares designated as Class A, Class B, Class C, Class K, Class R, Class Y and Class Z shares. Class K shares were first publicly offered on December 20, 2012. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K, Class Y or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

80 Pioneer Bond Fund | Annual Report | 6/30/14

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

     Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 81

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At June 30, 2014, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.1% of net assets.

     Principal amounts of mortgage-backed securities, asset-backed securities and corporate bonds are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

82 Pioneer Bond Fund | Annual Report | 6/30/14

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At June 30, 2014, the Fund reclassified $2,810,165 to decrease Distributions in excess of net investment income, $1,040,058 to increase accumulated net realized loss on investments, swap contracts and futures contracts and $1,770,107 to increase Paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on the net assets or results of operations.

     At June 30, 2014, the Fund was permitted to carry forward $4,795,956 of long-term losses without limitation. Additionally, during the year ended June 30, 2014, a capital loss carry forward of $13,607,587 was utilized to offset net realized gains by the Fund.

     The tax character of distributions paid during the years ended June 30, 2014 and June 30, 2013 was as follows:

     ---------------------------------------------------------------------------
                                                       2014                 2013
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                            $59,522,141          $61,258,189
     Long-term capital gain                              --                   --
     ---------------------------------------------------------------------------
         Total                                  $59,522,141          $61,258,189
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at June 30, 2014:

     -------------------------------------------------------------------------
                                                                          2014
     -------------------------------------------------------------------------
     Distributable earnings:
     Capital loss carryforward                                    $ (4,795,956)
     Dividends payable                                                (605,287)
     Net unrealized appreciation                                    76,752,314
     -------------------------------------------------------------------------
         Total                                                    $ 71,351,071
     =========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization, the mark-to-market of futures contracts and credit default swaps.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 83

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $49,784 in underwriting commissions on the sale of Class A shares during the year ended June 30, 2014.

D.   Class Allocations

     Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Class K, Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class K, Class R, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

E.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

F.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a

84 Pioneer Bond Fund | Annual Report | 6/30/14 futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at June 30, 2014 was $2,298,450. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the year ended June 30, 2014 was $170,423,193.

     At June 30, 2014, open futures contracts were as follows:

----------------------------------------------------------------------------------------
                          Number of
                          Contracts      Settlement                        Unrealized
Type                      Long/(Short)   Month         Value               Appreciation
----------------------------------------------------------------------------------------
U.S. Long Bond (CBT)      (100)          9/14          $  (13,718,750)     $  71,094
U.S. Ultra Bond (CBT)     (36)           9/14              (5,397,750)        35,719
U.S. 10 Year Note (CBT)   (1,268)        9/14            (158,717,938)       673,624
U.S. 2 Year Note (CBT)    (170)          9/14             (37,330,938)        37,188
U.S. 5 Year Note (CBT)    (321)          9/14             (38,346,961)       140,437
---------------------------------------------------------------------------------------
                                                       $ (253,512,337)     $ 958,062
---------------------------------------------------------------------------------------

G.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign

                                  Pioneer Bond Fund | Annual Report | 6/30/14 85
     corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Open credit default swap contracts at June 30, 2014 are listed in the Schedule of Investments. The average value of swap contracts open during the year ended June 30, 2014 was $3,769,868.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion; 0.45% of the next $1 billion; and 0.40% of the excess over $2 billion. For the year ended June 30, 2014, the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.48% of the Fund's average daily net assets.

86 Pioneer Bond Fund | Annual Report | 6/30/14

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.90%, 1.90%, 1.25% and 0.65% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class Z shares, respectively. Fees waived and expenses reimbursed during the year ended June 30, 2014 are reflected on the Statement of Operations. These expense limitations are in effect through November 1, 2015. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $106,205 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended June 30, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                              $  897,000
Class B                                                                  10,099
Class C                                                                  94,100
Class K                                                                      34
Class R                                                                  87,000
Class Y                                                                 842,500
Class Z                                                                   6,250
-------------------------------------------------------------------------------
    Total                                                            $1,936,983
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $278,636 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at June 30, 2014.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the

                                  Pioneer Bond Fund | Annual Report | 6/30/14 87
average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $30,268 in distribution fees payable to PFD at June 30, 2014.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge
(CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSC are paid to PFD. For the year ended June 30, 2014, CDSC in the amount of $16,085 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended June 30, 2014, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit

88 Pioneer Bond Fund | Annual Report | 6/30/14 facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12,
2014) on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended June 30, 2014, the Fund had no borrowings under a credit facility.

7. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of June 30, 2014.

--------------------------------------------------------------------------------------------
Assets:
                                            Net
                               Gross        Amounts         Gross Amounts
                               Amounts      of Assets       Not Offset in
                               Offset       Presented      the Statement of
                               in the       in the       Assets and Liabilities
                   Gross       Statement    Statement    ------------------------
                   Amounts of  of Assets    of Assets                  Cash
                   Recognized  and          and          Financial     Collateral  Net
Description        Assets      Liabilities  Liabilities  Instruments   Received    Amount
--------------------------------------------------------------------------------------------
Futures
    contracts      $958,062    $      --    $       --   $        --   $     --    $958,062
Swap contracts           --           --            --            --         --          --
--------------------------------------------------------------------------------------------
                   $958,062    $      --    $       --   $        --   $     --    $958,062
============================================================================================

---------------------------------------------------------------------------------------------
Liabilities:
                                             Net
                                Gross        Amounts         Gross Amounts
                                Amounts      of Assets       Not Offset in
                                Offset       Presented      the Statement of
                                in the       in the       Assets and Liabilities
                   Gross        Statement    Statement    ------------------------
                   Amounts of   of Assets    of Assets                  Cash
                   Recognized   and          and          Financial     Collateral  Net
Description        Liabilities  Liabilities  Liabilities  Instruments   Received    Amount
---------------------------------------------------------------------------------------------
Futures
    contracts      $    --      $      --    $        --  $        --   $     --    $    --
Swap contracts      99,974             --             --           --         --     99,974
---------------------------------------------------------------------------------------------
                   $99,974      $      --    $        --  $        --   $     --    $99,974
=============================================================================================

                                  Pioneer Bond Fund | Annual Report | 6/30/14 89

8.  Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of June 30, 2014 were as follows:

--------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as               Asset Derivatives 2014         Liabilities Derivatives 2014
Hedging Instruments            -------------------------------------------------------------
Under Accounting               Statement of Assets            Statement of Assets
Standards Codification         and Liabilities                and Liabilities
(ASC) 815                      Location           Value       Location            Value
--------------------------------------------------------------------------------------------
Futures contracts*             Net unrealized                Net unrealized
                               appreciation on               depreciation on
                               futures contracts  $958,062   futures contracts    $    --
Swap Contracts                 Net unrealized                Net unrealized
                               appreciation on               depreciation on
                               swap contracts     $     --   swap contracts       $99,974
--------------------------------------------------------------------------------------------
     Total                                        $958,062                        $99,974
============================================================================================

*   Reflects the unrealized appreciation on futures contracts (see Note 1F).

The effect of derivative instruments on the Statement of Operations for the year ended June 30, 2014 was as follows:

--------------------------------------------------------------------------------------------------
                                                                                  Change in
Derivatives Not                                                Realized           Unrealized
Accounted for as                                               Gain or            Appreciation or
Hedging Instruments                                            Loss on            (Depreciation)
Under Accounting           Location of Gain or (Loss)          Derivatives        on Derivatives
Standards Codification     on Derivatives Recognized           Recognized         Recognized
(ASC) 815                  in Income                           in Income          in Income
--------------------------------------------------------------------------------------------------
Futures contracts           Net realized gain (loss) on
                            futures contracts                   $(2,515,629)
Futures contracts           Change in unrealized appreciation
                            (depreciation) on futures contracts                    $ 601,938
Swap Contracts              Net realized gain (loss) on
                            swap contracts                      $   109,554
Swap Contracts              Change in unrealized appreciation
                            (depreciation) on swap contracts                       $(295,480)

9.  Change in Independent Registered Public Accounting Firm

The board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending June 30, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended June 30, 2013.

90 Pioneer Bond Fund | Annual Report | 6/30/14

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

10. Subsequent Events

Upcoming Conversion of Class B shares

As of the close of business on November 10, 2014 (the "Conversion Date"), all outstanding Class B shares of the Pioneer funds will be converted to Class A shares. Shareholders may continue to hold their Class B shares until the Conversion Date. Prior to the Conversion Date, redemptions of Class B shares are subject to any applicable contingent deferred sales charges (CDSC's). Class A shares acquired through The conversion will not be subject to CDSCs, nor will any sales charges be assessed in connection with The conversion. After the Conversion Date, subsequent purchases of Class A shares will be subject to sales charges as described in the Fund's prospectus.

Management Fee Change

As of July 1, 2014, Pioneer's management fees are calculated daily at the annual rate 0.40% of the Portfolio's average daily net assets. Prior to July 1, 2014, Pioneer's management fees were calculated daily at the rate of 0.50% of the Fund's average daily net assets up to $1 billion; 0.45% of the next $1 billion and 0.40% of the excess over $2 billion.

In addition, as of July 1, 2014, PIM has contractually agreed to limit ordinary expenses to the extent required to reduce Fund expenses to 1.10% and 0.58% of the average daily net assets attributable to Class R and Class Y shares. Prior to July 1, 2014, PIM had contractually agreed to limit ordinary expenses to the extent required to reduce Fund expenses to 1.25% of Class R shares. Prior to July 1, 2014, Class Y shares did not have an expense limitation. These expense limitations are in effect through November 1, 2016.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 91

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of
Pioneer Bond Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Bond Fund (the "Fund"), including the schedule of investments, as of June 30, 2014, and the related statements of operations and changes in net assets, and the financial highlights for year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets of the Fund for the year ended June 30, 2013, and the financial highlights for the years ended June 30, 2013, 2012, 2011 and 2010 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated August 22, 2013.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Bond Fund as of June 30, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
August 21, 2014

92 Pioneer Bond Fund | Annual Report | 6/30/14

ADDITIONAL INFORMATION (unaudited)

The percentage of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 81.10%.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 93

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 55 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

94 Pioneer Bond Fund | Annual Report | 6/30/14

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                        Other Directorships
Position Held with the Fund   Length of Service           Principal Occupation                          Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (63)          Trustee since 2006. Serves  Private investor (2004-2008 and               Director, Broadridge
Chairman of the Board and     until a successor trustee   2013-present); Chairman (2008 - 2013) and     Financial Solutions,
Trustee                       is elected or earlier       Chief Executive Officer (2008 - 2012),        Inc. (investor
                              retirement or removal.      Quadriserv, Inc. (technology products for     communications and
                                                          securities lending industry); and Senior      securities processing
                                                          Executive Vice President, The Bank of New     provider for financial
                                                          York (financial and securities services)      services industry)
                                                          (1986 - 2004)                                 (2009 - present);
                                                                                                        Director, Quadriserv,
                                                                                                        Inc. (2005 - 2013); and
                                                                                                        Commissioner, New
                                                                                                        Jersey State Civil
                                                                                                        Service Commission
                                                                                                        (2011 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (70)            Trustee since 2005. Serves  Managing Partner, Federal City Capital        Director of Enterprise
Trustee                       until a successor trustee   Advisors (corporate advisory services         Community Investment,
                              is elected or earlier       company) (1997 - 2004 and 2008 - present);    Inc. (privately held
                              retirement or removal.      Interim Chief Executive Officer, Oxford       affordable housing
                                                          Analytica, Inc. (privately held research      finance company) (1985
                                                          and consulting company) (2010); Executive     - 2010); Director of
                                                          Vice President and Chief Financial Officer,   Oxford Analytica, Inc.
                                                          I-trax, Inc. (publicly traded health care     (2008 - present);
                                                          services company) (2004 - 2007); and          Director of The Swiss
                                                          Executive Vice President and Chief            Helvetia Fund, Inc.
                                                          Financial Officer, Pedestal Inc.              (closed-end fund) (2010
                                                          (internet-based mortgage trading company)     - present); and
                                                          (2000 - 2002)                                 Director of New York
                                                                                                        Mortgage Trust
                                                                                                        (publicly traded
                                                                                                        mortgage REIT) (2004 -
                                                                                                        2009, 2012 - present)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (69)     Trustee since 2008. Serves  William Joseph Maier Professor of Political   Trustee, Mellon
Trustee                       until a successor trustee   Economy, Harvard University (1972 -           Institutional Funds
                              is elected or earlier       present)                                      Investment Trust and
                              retirement or removal.                                                    Mellon Institutional
                                                                                                        Funds Master Portfolio
                                                                                                        (oversaw 17 portfolios
                                                                                                        in fund complex)
                                                                                                        (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

                                  Pioneer Bond Fund | Annual Report | 6/30/14 95

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                       Other Directorships
Position Held with the Fund    Length of Service           Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (66)      Trustee since 2002.         Founding Director, Vice President and        None
Trustee                        Serves until a successor    Corporate Secretary, The Winthrop Group,
                               trustee is elected or       Inc. (consulting firm) (1982 - present);
                               earlier retirement or       Desautels Faculty of Management, McGill
                               removal.                    University (1999 - present); and Manager of
                                                           Research Operations and Organizational
                                                           Learning, Xerox PARC, Xerox's advance
                                                           research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (65)       Trustee since 2002.         President and Chief Executive Officer,       Director of New America
Trustee                        Serves until a successor    Newbury, Piret & Company, Inc. (investment   High Income Fund, Inc.
                               trustee is elected or       banking firm) (1981 - present)               (closed-end investment
                               earlier retirement or                                                    company) (2004 -
                               removal.                                                                 present); and member,
                                                                                                        Board of Governors,
                                                                                                        Investment Company
                                                                                                        Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (85)*          Trustee since 2002.         Senior Counsel, Sullivan & Cromwell LLP      Director, The Swiss
Trustee                        Serves until a successor    (law firm) (1998 - present); and Partner,    Helvetia Fund, Inc.
                               trustee is elected or       Sullivan & Cromwell LLP (prior to 1998)      (closed-end investment
                               earlier retirement or                                                    company) (1995 - 2012);
                               removal.                                                                 and Director, Invesco,
                                                                                                        Ltd. (formerly
                                                                                                        AMVESCAP, PLC)
                                                                                                        (investment manager)
                                                                                                        (1997-2005)
------------------------------------------------------------------------------------------------------------------------------------

*    Retired effective July 15, 2014.

96 Pioneer Bond Fund | Annual Report | 6/30/14

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                       Other Directorships
Position Held with the Fund    Length of Service           Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (55)*,++   Trustee since 2007.         Chairman (2013 - 2014), Director, CEO and    None
Trustee, President and Chief   Serves until a successor    President of PIM-USA (since February 2007);
Executive Officer of the       trustee is elected or       Chairman (2013 - 2014), Director and
Fund                           earlier retirement or       President of Pioneer and Pioneer
                               removal.                    Institutional Asset Management, Inc.
                                                           (February 2007 - August 2014); Executive
                                                           Vice President of all of the Pioneer Funds
                                                           (2007 - 2013); Director of PGAM (2007 -
                                                           2010); Head of New Europe Division, PGAM
                                                           (2000 - 2005); and Head of New Markets
                                                           Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (55)*        Trustee since 2014.         Director and Executive Vice President        None
Trustee                        Serves until a successor    (since 2008) and Chief Investment Officer,
                               trustee is elected or       U.S. (since 2010), of PIM-USA; Executive
                               earlier retirement or       Vice President of Pioneer (since 2008);
                               removal.                    Executive Vice President of Pioneer
                                                           Institutional Asset Management, Inc. (since
                                                           2009); Portfolio Manager of Pioneer (since
                                                           1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Kingsbury and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

++   Resigned effective August 8, 2014.

                                  Pioneer Bond Fund | Annual Report | 6/30/14 97

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                         Other Directorships
Position Held with the Fund    Length of Service           Principal Occupation                           Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Mark D. Goodwin (49)           Since 2014. Serves at the   Executive Vice President and Chief             None
Executive Vice President       discretion of the Board.    Operating Officer of Pioneer since 2005 and
                                                           Executive Vice President of all the Pioneer
                                                           funds since 2014
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (49)     Since 2003. Serves at the   Vice President and Associate General           None
Secretary and Chief Legal      discretion of the Board.    Counsel of Pioneer since January 2008;
Officer                                                    Secretary and Chief Legal Officer of all of
                                                           the Pioneer Funds since June 2010;
                                                           Assistant Secretary of all of the Pioneer
                                                           Funds from September 2003 to May 2010; and
                                                           Vice President and Senior Counsel of
                                                           Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (53)         Since 2010. Serves at the   Fund Governance Director of Pioneer since      None
Assistant Secretary            discretion of the Board.    December 2006 and Assistant Secretary of
                                                           all the Pioneer Funds since June 2010;
                                                           Manager - Fund Governance of Pioneer from
                                                           December 2003 to November 2006; and Senior
                                                           Paralegal of Pioneer from January 2000 to
                                                           November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (51)              Since 2010. Serves at the   Senior Counsel of Pioneer since May 2013       None
Assistant Secretary            discretion of the Board.    and Assistant Secretary of all the Pioneer
                                                           Funds since June 2010; Counsel of Pioneer
                                                           from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (54)           Since 2008. Serves at the   Vice President - Fund Treasury of Pioneer;     None
Treasurer and Chief            discretion of the Board.    Treasurer of all of the Pioneer Funds since
Financial and Accounting                                   March 2008; Deputy Treasurer of Pioneer
Officer of the Fund                                        from March 2004 to February 2008; and
                                                           Assistant Treasurer of all of the Pioneer
                                                           Funds from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------

98 Pioneer Bond Fund | Annual Report | 6/30/14

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                         Other Directorships
Position Held with the Fund    Length of Service           Principal Occupation                           Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (48)          Since 2002. Serves at the   Director - Fund Treasury of Pioneer; and       None
Assistant Treasurer            discretion of the Board.    Assistant Treasurer of all of the Pioneer
                                                           Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (55)             Since 2002. Serves at the   Fund Accounting Manager - Fund Treasury of     None
Assistant Treasurer            discretion of the Board.    Pioneer; and Assistant Treasurer of all of
                                                           the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (34)          Since 2009. Serves at the   Fund Administration Manager - Fund Treasury    None
Assistant Treasurer            discretion of the Board.    of Pioneer since November 2008; Assistant
                                                           Treasurer of all of the Pioneer Funds since
                                                           January 2009; and Client Service Manager -
                                                           Institutional Investor Services at State
                                                           Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (61)           Since 2010. Serves at the   Chief Compliance Officer of Pioneer and of     None
Chief Compliance Officer       discretion of the Board.    all the Pioneer Funds since March 2010;
                                                           Director of Adviser and Portfolio
                                                           Compliance at Pioneer since October 2005;
                                                           and Senior Compliance Officer for Columbia
                                                           Management Advisers, Inc. from October 2003
                                                           to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (43)           Since 2006. Serves at the   Director - Transfer Agency Compliance of       None
Anti-Money Laundering          discretion of the Board.    Pioneer and Anti-Money Laundering Officer
Officer                                                    of all the Pioneer funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                                  Pioneer Bond Fund | Annual Report | 6/30/14 99

                           This page for your notes.

100 Pioneer Bond Fund | Annual Report | 6/30/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 19398-08-0814

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit services provided to the Fund were totaled approximately $40,803 payable to Deloitte & Touche
LLP for the year ended June 30, 2014 and $42,076 were paid to the former auditor, Ernst & Young LLP for the year ended June 30, 2013.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit related fees and other fees for the Fund payable to Deloitte & Touche LLP for the year ended June 30, 2014 and approximately
$9,652 were paid to the former auditor, Ernst &
Young LLP for the year ended June 30, 2013.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Fees for tax compliance services, primarily for tax returns, totaled approximately $7,100 payable to Deloitte & Touche LLP for the year ended June 30,
2014 and $8,290 were paid to the former auditor, Ernst
& Young LLP for the year ended June 30, 2013.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit related fees and other fees for the Fund payable to Deloitte & Touche LLP for the year ended June 30, 2014 and approximately
$9,652 were paid to the former auditor, Ernst &
Young LLP for the year ended June 30, 2013.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new
SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended June 30, 2014 and 2013, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $7,100 payable to Deloitte & Touche LLP for the year ended
June 30, 2014 and $17,942 were paid to the former auditor, Ernst & Young LLP for the year ended June 30,
2013.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Bond Fund


By (Signature and Title)* /s/ Mark Goodwin
Mark Goodwin, Executive Vice President

Date August 28, 2014


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Mark Goodwin
Mark Goodwin, Executive Vice President

Date August 28, 2014


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date August 28, 2014

* Print the name and title of each signing officer under his or her signature.